UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12

Anika Therapeutics, Inc.
(Name of Registrant as Specified in its Charter) Not applicable. (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Steve Griffin

April 28, 2026

Dear Fellow Anika Stockholder,
2025 was an important year for Anika—one in which we strengthened our foundation, advanced our innovation pipeline, and delivered solid performance across our core businesses. Throughout the year, we maintained a disciplined focus on execution, improved operational performance, and continued positioning Anika for sustainable long-term growth.

Following the portfolio actions completed at the end of 2024 and early 2025, we operated as a more focused organization centered on our hyaluronic-acid (HA)–based OA Pain Management and Regenerative Solutions businesses. This focus enabled us to direct capital, talent, and commercial resources toward the programs with the greatest return potential and the strongest alignment with our core scientific and clinical capabilities.
Our Commercial Channel, which includes both our international OA Pain Management portfolio and our Regenerative Solutions business, remained the primary engine of growth in 2025. Our OA Pain Management franchise delivered strong performance, supported by continued global demand for Monovisc and Orthovisc, as well as sustained commercial momentum for Cingal internationally. Commercial Channel revenue grew 15% year over year, and in the fourth quarter alone increased 22%, driven by strong international OA Pain Management performance and accelerating adoption of the Integrity Implant System.
Within Regenerative Solutions, surgeon adoption of the Integrity Implant System expanded significantly, with utilization and revenue more than doubling in 2025. Integrity continues to demonstrate strong clinical appeal and has rapidly become one of our most important commercial growth drivers. Hyalofast, our single-stage HA cartilage repair scaffold, also advanced meaningfully with both strong growth outside the U.S. and the completion of key regulatory milestones in the U.S. Based on the strength of the overall clinical results and supporting international data, we filed the final PMA module for Hyalofast in 2025 and, in early 2026, received FDA feedback and are preparing responses as we continue progressing toward a future U.S. launch.
Complementing the growth of our Commercial Channel, our OEM Channel—driven primarily by U.S. OA Pain Management through our long-standing partnership with J&J MedTech—remained a highly cash-generative component of our business. While OEM revenue declined due to anticipated U.S. pricing dynamics for Monovisc and Orthovisc, the strong cash contribution of this channel continues to play an important role in funding our HA-based innovation pipeline and supporting our long-term strategy to diversify a greater share of revenue toward the higher-growth Commercial Channel.
Looking ahead, our strategy is anchored in three core priorities that will guide Anika’s next phase of shareholder value creation. We are focused on accelerating growth through our Commercial Channel by building on strong international OA Pain Management momentum and scaling Integrity utilization in the U.S. We remain committed to advancing a robust HA-based product pipeline, including Hyalofast and Cingal, which represent significant opportunities in cartilage repair and next-generation OA pain management. Finally, we are strengthening operational discipline with improved productivity, rigorous cost control, and a continued emphasis on aligning resources with our highest-return programs.
We believe the significant progress made in 2025 reflects the strength of our focused strategy and positions Anika to deliver long-term value for our stockholders.
On behalf of the Board and management team, we thank you for your continued support.
Sincerely,

Steve Griffin
President and Chief Executive Officer

April 28, 2026
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Anika Therapeutics, Inc. (“Anika” or “Company”) to be held on June 18, 2026, at 8:30 a.m., Eastern time (“Annual Meeting”). This year’s Annual Meeting will be a “virtual meeting” conducted via live audio webcast, consistent with our recent practice. Each holder of common stock as of 5:00 p.m., Eastern time, on the record date of April 21, 2026, will be able to participate in the Annual Meeting by accessing a live webcast at www.virtualshareholdermeeting.com/ANIK2026 and entering the control number included on the holder’s Notice of Internet Availability of Proxy Materials or proxy card. Stockholders will also be able to vote their shares and submit questions via the internet during the meeting by participating in the webcast.
During the Annual Meeting stockholders will be asked (1) to elect three Class III Directors, (2) to ratify the appointment of Deloitte & Touche LLP as our independent auditor for 2026, (3) to approve, by an advisory vote, our 2025 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote), (4) to approve an amendment to our 2017 Omnibus Incentive Plan, and (5) to approve an amendment to our 2021 Employee Stock Purchase Plan. Each of these matters is important, and we urge you to vote in favor of the election of each of the Company’s director nominees, the ratification of the appointment of our independent auditor, the approval, on an advisory basis, of our 2025 executive compensation, and the amendments of our 2017 Omnibus Incentive Plan and our 2021 Employee Stock Purchase Plan.
We are furnishing materials to our stockholders over the internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs, and reduces the environmental impact of the Annual Meeting. Today, we are sending to each of our stockholders of record as of April 21, 2026, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2025 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2025, as well as instructions on how to vote via proxy either by telephone, over the internet or by mail.
It is important that you vote your shares of common stock virtually or by proxy, regardless of the number of shares you own. You will find instructions for voting on your Notice of Internet Availability of Proxy Materials and proxy card. We appreciate your prompt attention.
The Board of Directors invites you to participate in the Annual Meeting where Anika will address appropriate general questions about the business as time allows. Thank you for your support, and we look forward to joining you at the Annual Meeting.
Sincerely,

Cheryl R. Blanchard, Ph.D.
Executive Chair of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Board of Directors of Anika Therapeutics, Inc. (“Anika”), a Delaware corporation, is soliciting proxies for use at Anika’s 2026 Annual Meeting of Stockholders being held on June 18, 2026, at 8:30 a.m., Eastern time (“Annual Meeting”). You are receiving the enclosed Proxy Statement because you were a holder of Anika’s common stock as of 5:00 p.m., Eastern time, on the record date of April 21, 2026, and therefore are entitled to vote at the Annual Meeting. You may participate in the Annual Meeting, including casting votes and asking questions, by accessing a live webcast at virtualshareholdermeeting.com/ANIK2026. Online check-in to the Annual Meeting will begin at 8:15 a.m., Eastern time, and stockholders are encouraged to allow ample time to log in to the meeting webcast and test their computer and audio system. There will be no physical location for the Annual Meeting.
At the Annual Meeting the following matters will be considered:
1.	Election of three Class III Directors;
2.	Ratification of appointment of Deloitte & Touche LLP as Anika’s independent auditor for 2026;
3.	Advisory “say-on-pay” vote on executive compensation;
4.	Amendment of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan; and
5.	Amendment of the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan.
Each share of common stock is entitled to one vote for each director position and other proposal. In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are providing stockholders with access to proxy materials on the internet, instead of mailing printed copies. We are mailing to stockholders of record as of April 21, 2026, commencing on or about April 28, 2026, a Notice of Internet Availability of Proxy Materials to provide:
•	Directions for accessing and reviewing the proxy materials on the internet and submitting a proxy over the internet or by telephone;
•	Instructions for requesting copies of proxy materials in printed form or by email at no charge; and
•	A control number for use in submitting proxies and accessing the Annual Meeting webcast.
Some stockholders will receive copies of the Proxy Statement, a proxy card and the 2025 Annual Report to Stockholders by mail or e-mail. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you may request those materials by following the instructions included in the Notice of Internet Availability of Proxy Materials.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, please complete and return your proxy card or vote by telephone or via the internet by following the instructions on the Notice of Internet Availability of Proxy Materials. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to access the Annual Meeting and vote during the webcast at that time.
Anika will maintain a list of stockholders of record as of the record date at Anika’s corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts, for a period beginning ten days prior to the Annual Meeting and ending at the close of the Annual Meeting. A list of stockholders of record as of the record date will be made available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/ANIK2026.
By Order of the Board of Directors,

David B. Colleran
Executive Vice President, General Counsel and Secretary
Bedford, Massachusetts
April 28, 2026
Important Notice Regarding Availability of Proxy Materials for Annual Meeting on June 18, 2026:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to Stockholders are
available at www.proxyvote.com.

32 Wiggins Avenue
Bedford, Massachusetts 01730
Proxy Statement dated April 28, 2026
2026 Annual Meeting of Stockholders
Anika Therapeutics, Inc., a Delaware corporation, is furnishing this Proxy Statement and the related proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at its 2026 Annual Meeting of Stockholders and any postponements or adjournments thereof. Anika Therapeutics, Inc. is providing these materials to the holders of record of its common stock as of the close of business on April 21, 2026, and is first making available or mailing the materials on or about April 28, 2026.
The Annual Meeting is scheduled to be held as follows:
Date:	June 18, 2026
Time:	8:30 a.m., Eastern time
Meeting Webcast Address: www.virtualshareholdermeeting.com/ANIK2026
Your vote is important.
Please see the detailed information that follows.

References in this Proxy Statement to “Anika,” “Company,” “we,” “us,” “our,” “our company” and similar references refer to Anika Therapeutics, Inc. and its subsidiaries, unless the context requires otherwise.
Various trademarks of Anika Therapeutics, Inc. and its subsidiaries appear in this Proxy Statement. For convenience, these trademarks appear without ® and ™ symbols, but that practice does not mean that we will not assert, to the fullest extent under applicable law, our rights to the trademarks. This document may also contain trademarks and trade names that are the property of other companies, including certain trademarks licensed to us. The use of third-party trademarks does not constitute an endorsement or imply a relationship or other affiliation.
This Proxy Statement includes certain references to documents available on our website at https://ir.anika.com/governance-documents. The information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

2026 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Annual Meeting of Stockholders

Time and Date	8:30 a.m., Eastern time, on June 18, 2026
Meeting Webcast Address	www.virtualshareholdermeeting.com/ANIK2026 To join, a stockholder will need the control number located on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card
Record Date	5:00 p.m., Eastern time, on April 21, 2026
Voting	Stockholders will be entitled to one vote at the Annual Meeting for each outstanding share of common stock they hold of record as of the record date
Outstanding Common Stock	13,305,624 shares as of April 21, 2026

Annual Meeting Agenda

Proposal		Board Recommendation
1	Election of three Class III Directors	FOR each Company nominee
2	Ratification of independent auditor for 2026	FOR
3	Advisory “say-on-pay” vote	FOR
4	Amendment of 2017 Omnibus Incentive Plan	FOR
5	Amendment of 2021 Employee Stock Purchase Plan	FOR

How to Vote Prior to the Annual Meeting

By mailing your proxy card Cast your ballot, sign your proxy card and send by free post	By telephone	By Internet
Mark, sign and date your proxy card and return it in the postage-paid envelope included in your proxy materials. Your proxy card must arrive by June 17, 2026.
Use a touch-tone telephone to transmit your voting instructions at any time up to 11:59 p.m. ET, on June 17, 2026. Dial the toll-free number listed on your enclosed proxy card and follow the instructions to vote.
Use the internet to transmit your voting instructions at any time up to 11:59 p.m. ET, on June 17, 2026. Visit the website listed on your enclosed proxy card and follow the instructions to vote.

[1]

Our Company
Founded in 1992, Anika Therapeutics, Inc. (“Anika” or “Company”) is the global leader in the design, development, manufacturing, and commercialization of hyaluronic acid (“HA”) innovations. In partnership with clinicians, our sole focus is dedicated to delivering and advancing osteoarthritis (“OA”) pain management and orthopedic regenerative solutions. At our core is a passion to deliver a differentiated portfolio that improves patient outcomes around the world.
Anika’s Mission
Driven by strong partnerships with clinicians, Anika is dedicated to pioneering HA-based innovations that redefine orthopedic care. Our mission is to restore active living, empower surgeon choice, and enhance patient outcomes worldwide. Together, we restore active living and redefine what’s possible with hyaluronic acid.
Anika’s Core Values
The Board of Directors and our senior management team believe that our Company has a broad responsibility to the people we employ, serve and support, and the environment and the communities where we live and work. Based on this belief, our Company established and is committed to four core values:
•	Trust and Respect: We build trust and show respect in every interaction.
•	Quality: We are committed to quality as we work to improve people’s lives.
•	Empowerment & Teamwork: We are empowered as a team to make decisions that drive impact.
•	Focus: We focus on what matters most and are driven to be better every day.

[2]

Executive Summary
Our Fiscal Year 2025 Business Performance
Our 2025 key accomplishments included:
•	Generated total revenue of $112.8 million for the year, reflecting continued demand for our OA Pain Management portfolio and Commercial Channel growth
•	Delivered $11.2 million of operating cash flow and $4.4 million of free cash flow, demonstrating improved operational discipline and working capital management
•	Drove continued commercial momentum in our OA Pain Management franchise, supported by global performance of Monovisc, Orthovisc, and Cingal
•	Expanded adoption of the Integrity Implant System, strengthening our position in regenerative solutions and soft tissue repair
•	Maintained a focused cost structure aligned with our streamlined operating model following the divestitures of the Arthrosurface and Parcus Medical businesses
•	Continued engagement with the FDA regarding the process to obtain regulatory approval of Hyalofast and Cingal in the United States while maintaining disciplined pipeline prioritization
For other business and financial highlights, please see our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

[3]

Proposal 1: Election of Three Class III Directors

Gary P. Fischetti, John B. Henneman, III, and Stephen D. Griffin serve as Class III Directors, with terms of office expiring at this year’s Annual Meeting. Mr. Fischetti, Mr. Henneman, and Mr. Griffin are the Board of Director’s nominees for election to the Board of Directors (“Board”) at the Annual Meeting. Each Class III Director will be elected to hold office until the 2029 Annual Meeting and until their successors are duly elected and qualified.

Director Nominees	Occupation	Experience / Qualifications	Independent	Board Roles
Gary P. Fischetti Age: 65 Director Since: 2023	Former Senior Executive, including Company Group Chairman, at Johnson & Johnson	• Executive Leadership • Industry Experience • Commercialization/ Marketing • International/Global Business Experience	Yes	Member of Compensation Committee
John B. Henneman, III Age: 64 Director Since: 2020	Former Senior Executive, including Chief Financial Officer, at Integra LifeSciences Holdings Corp. and Former Executive Vice President and Chief Financial Officer at NewLink Genetics Corporation	• Executive Leadership • Industry Experience • Financing/Accounting Expertise • Mergers and Acquisitions	Yes	Lead Independent Director Member of Governance and Nominating Committee
Stephen D. Griffin Age: 40 Director Since: 2026	President and Chief Executive Officer of Anika Therapeutics, Inc.	• Executive Leadership • Financial Oversight/ Accounting Expertise • M&A/Business Development Expertise • Manufacturing Expertise	No	None

[4]

Board Recommendation:	The Board of Directors recommends a vote “FOR” the election of each of Mr. Fischetti, Mr. Henneman, and Mr. Griffin.
Vote Required for Approval:
Affirmative vote of a majority in voting power of the shares of common stock that are voting in the election of directors, meaning that, to be elected, the shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” that nominee.
Under our Majority Voting in Uncontested Director Elections Policy, if a director receives a greater number of votes “AGAINST” than “FOR” election, the director must promptly offer to resign, which resignation will be considered by the Governance and Nominating Committee. Please see the section captioned “Majority Voting in Uncontested Director Elections Policy” for more details on this policy and its impact on the election of director nominees.
Abstentions and broker non-votes will have no effect on the outcome of this proposal because they are not counted as “votes cast.”

Board Representation

INDEPENDENCE 7 of our 9 continuing directors and director nominees qualify as independent under Nasdaq standards and SEC regulations.	TENURE The tenure of our continuing directors and director nominees reflects a balance between experience and fresh perspectives.

Director Skills and Experience
Our directors, individually and as a group, possess a wide range of skills and experiences that are highly relevant as we transform our Company, expand our business into new treatment areas, and develop, manufacture, and launch new products. Our directors are strategic thinkers with high expectations for our performance and are attuned to the demands of proper Board oversight and good governance practices. The Board of Directors is committed to maintaining a diverse and inclusive membership with varying experience, characteristics, and expertise that complement our business strategy. On an annual basis, the Board of Directors reviews the cumulative skill set of our Board members to ensure we have the skills and experience we believe are required for Board oversight and governance of the Company and we undergo periodic Board refreshment accordingly, as demonstrated in the “Tenure” graphic above in which 5 of our 9 continuing directors have a tenure of 5 years or less. The matrix below provides a summary of certain key skills and experiences of our continuing directors and director nominees.

[5]

Board of Directors Skills Matrix

Skills and Experience	Blanchard	Capper	Conley	Fischetti	Henneman	Jellison*	Larsen*	Richard	Griffin
CEO/CFO Experience	•	•	•	•	•	•	•	•	•
Medical Devices/Pharmaceutical	•	•	•	•	•	•	•	•	•
Manufacturing	•	•	•			•	•		•
R&D/Innovation	•	•	•	•		•	•
Regulatory	•	•	•		•	•	•
Financial Oversight/Accounting	•	•	•	•	•	•	•	•	•
Human Capital Management	•	•	•		•	•	•	•	•
Commercialization/Marketing	•	•	•	•		•		•
Public Company Governance/ Corporate Responsibility	•	•	•	•	•	•	•	•	•
M&A/Business Development	•	•	•	•	•	•	•		•
International/Global Business	•	•	•	•	•	•	•	•	•
Other Public Company Experience	•	•	•	•	•	•	•	•	•

*	Mr. Jellison and Dr. Larsen have tendered their respective resignations from the Board effective as of the Annual Meeting.
Additional Board Governance Practices

Elections:	Voting Standard	Majority(1)
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	No
Executive Chair and Lead Independent Director:	Separate Chair of the Board and Chief Executive Officer	Yes
	Independent Chair of the Board	No
	Lead Independent Director	Yes
	Robust Responsibilities and Duties Assigned to Lead Independent Director	Yes
Meetings:	Number of Board Meetings Held in 2025	13
	Each of the directors attended at least 75% of the Board meetings in 2025 during the director’s term	Yes
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2025	12
	Each of the Members Attended at least 75% of the Committee Meetings in 2025	Yes
Director Status:	All Directors in Compliance with our Overboarding Guidelines	Yes
	Material Related-Party Transactions with Directors	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	All Directors in Compliance with Hedging and Pledging Prohibitions	Yes
	All Directors in Compliance with Stock Ownership Guidelines	Yes
Stockholder Rights:	Dual Class Common Stock	No
	Poison Pill	No
	Cumulative Voting	No

(1)	Plurality carve out for contested elections

[6]

Proposal 2: Ratification of Independent Auditor for 2026

The Audit Committee has approved the retention of Deloitte & Touche LLP as our independent auditor with respect to our consolidated financial statements as of, and for the year ending, December 31, 2026.

Board Recommendation:	The Board of Directors recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent auditor for 2026.
Vote Required for Approval:	Affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions will not count as votes cast and will have no effect on the vote.

Proposal 3: Advisory “Say-on-Pay” Vote

The overall objective of our executive compensation policy is to attract and retain highly qualified executive officers and to incentivize them to provide superior performance for the benefit of our Company and stockholders.
2025 Executive Total Compensation Mix
The charts below show the annual total direct compensation (actual base salary, grant date fair value of equity incentive compensation granted in 2025, and actual cash bonuses received for the 2025 fiscal year) for our current and former Chief Executive Officer and our other current named executive officers (“NEOs”) for 2025. Approximately 85% of our former CEO’s and approximately 67% of our other NEOs’ actual 2025 compensation* was variable and at risk, tied to our stock price performance and achievement of rigorous performance objectives that are important to the creation of long-term stockholder value.

*	Anne Nunes separated from service with the Company on May 1, 2025, and her compensation data is excluded.

[7]

Compensation Element	Description	Objectives
Base salary	Fixed cash compensation	Paid to our executive officers in recognition of the talents and the unique skills each possesses, and which are required to drive our Company toward achievement of its goals and objectives
Discretionary annual cash bonuses	Annual cash award based on the performance of our Company and the individual Overall cash bonus capped at 150% of the target payout	Reward the achievement of specific financial results, organizational development, business and technical development, individual goals and contributions to building long-term stockholder value
Long-term equity incentive awards	Grants of equity awards, including restricted stock unit awards and stock options, under our equity plan Includes performance-based and time-vesting equity awards
Align interests of our executive officers with those of our stockholders in terms of long-term value generation
Provide executive officers with opportunity to be compensated based on meaningful and continued stock price appreciation over time
Encourage employee retention through long-term value creation

Additional detailed information regarding our compensation philosophy and process and the compensation awarded to our NEOs in 2025 is included in the Compensation Discussion and Analysis beginning on page 44, the Executive and Director Compensation Tables beginning on page 76, and other related disclosures throughout this Proxy Statement.

Board Recommendation:	The Board of Directors recommends a vote “FOR” the approval of NEO compensation for the 2025 fiscal year as set forth in this Proxy Statement.
Vote Required for Approval:
Affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. This vote is not binding on us but will be given due consideration by the Compensation Committee and the Board.

Proposal 4: Amendment of 2017 Omnibus Incentive Plan, including an increase to the number of authorized shares under the 2017 Plan

The Board of Directors has approved the amendment, subject to stockholder approval, of our 2017 Omnibus Incentive Plan, as amended (“2017 Plan”), to increase the number of shares of common stock reserved by 475,000 from 5,760,000 to 6,235,000. As of April 21, 2026, a total of 794,928 shares of common stock remained available for grant under the 2017 Plan. Please see the complete amendment attached hereto as Appendix A. No other provisions of the 2017 Plan are proposed to be amended.

[8]

In order to execute on the Company’s strategy to be a global leader in the OA pain management and regenerative solutions spaces, and to leverage its proprietary HA technology to develop and bring to market innovative and highly differentiated products, it is crucial that we are able to remain competitive in our compensation offerings. Our ability to grant equity awards that can be settled in shares to key employees is a fundamental part of our compensation program and integral to the growth and continued success of the Company.
We intend to use the additional shares to grant equity awards to attract and incent newly hired employees and/or to compensate existing employees and directors. Without the ability to grant share-based equity at a competitive level, our alternatives would be limited and would include the need to increase the cash compensation of our employees to attract, motivate and retain the people with the skills and experiences that we need to execute our long-term strategy. We believe share-based equity compensation is an important feature of our compensation program because it aligns the interests of our employees with those of our stockholders.
The following table recaps key provisions of the 2017 Plan, after giving effect to the proposed amendment.

Key Provision	Summary Description
New share request
The 475,000 shares of common stock requested represents 3.3% of the fully diluted common stock outstanding as of April 21, 2026, and would increase the total shares of common stock available for grant under the 2017 Plan from 794,928 to 1,269,928.

Shares reserved
Up to 1,269,928 shares of common stock, representing 8.8% of the fully diluted common stock outstanding as of April 21, 2026, would be available for grant, subject to adjustment by the 2017 Plan administrator as set forth in the 2017 Plan.

Multiple award types
Various types of awards may be granted as compensation tools to attract new employees and motivate our workforce, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards.

Minimum vesting requirements
Awards must have a vesting period of at least 1 year, except that:
•
Up to 5% of the share pool can be granted without such minimum vesting period; and
•
Awards may be accelerated due to a participant’s retirement, death, disability or a change in control of Anika, if such term was included in the award agreement.

Maximum award terms	Awards may have terms of up to 10 years.
Board of Director limits
The 2017 Plan specifies the following annual limits on the value of awards that may be granted to non-employee directors:
•
$500,000 limit for the non-employee Chair or Lead Director of the Board; and
•
$425,000 limit for each non-employee director other than the Chair or Lead Director of the Board (not including awards to non-employee directors upon initial election to the Board)

No repricing or substitution	Awards may not be repriced or substituted without stockholder approval.

[9]

Key Provision	Summary Description
No transferability	Awards generally may not be transferred, except by will or laws of descent and distribution.
Share counting
Stock-settled Options (as defined in the 2017 Plan) and stock-settled SARs (as defined in the 2017 Plan) will be counted against the number of Shares (as defined in the 2017 Plan) available for the grant of Awards on a gross basis.

Board Recommendation:	The Board recommends a vote “FOR” the amendment of our 2017 Omnibus Incentive Plan.
Vote Required for Approval:
Affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

[10]

Proposal 5: Amendment of 2021 Employee Stock Purchase Plan, including an increase to the number of authorized shares under the ESPP

The Board of Directors has approved the amendment, subject to stockholder approval, of our 2021 Employee Stock Purchase Plan (“ESPP”), to increase the number of shares of common stock reserved from 200,000 to 400,000. As of April 21, 2026, a total of 24,161 shares of common stock remained available for grant under the ESPP, which are expected to be fully utilized on the next purchase date on May 14, 2026. Please see the complete amendment attached hereto as Appendix B. No other provisions of the ESPP are proposed to be amended.

Board Recommendation:	The Board of Directors recommends a vote “FOR” the amendment of our 2021 Employee Stock Purchase Plan.
Vote Required for Approval:
Affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

[11]

Proposal 1: Election of Directors

Our company is managed under the oversight of the Board of Directors, which is led by a Lead Independent Director and an Executive Chair. The directors utilize their deep experience in business and science, including biotechnology, pharmaceuticals, and medical devices, as well as their diverse backgrounds to provide management with guidance and oversight in delivering innovative products to meet the needs of clinicians and the patients that they treat, and in executing on our strategy for long-term value creation.
The Board sets high standards for management and employees tied to our core values of principled and ethical behavior, and the Board applies those same standards to itself, undertaking regular and rigorous reviews of each committee’s and each director’s performance, both collectively and individually. This is evidenced in our ongoing approach to Board refreshment, having added five of our current nine directors in the past five years. The current mix of longer serving and recently added directors provides an appropriate balance of perspectives as the Board holds management accountable for delivering long-term value and keeping the interests of our stockholders and stakeholders, including clinicians and their patients, employees and business partners, at the center of our priorities.
The Board is currently comprised of nine directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term, with one class of directors being elected by our stockholders at each annual meeting. Gary P. Fischetti, John B. Henneman, III, and Stephen Griffin serve as Class III Directors, with terms of office expiring at the Annual Meeting. Sheryl L. Conley, William R. Jellison, and Stephen O. Richard serve as Class I Directors, with terms of office expiring at the 2027 Annual Meeting. Cheryl R. Blanchard, Ph.D., Joseph H. Capper, and Glenn R. Larsen, Ph.D. serve as Class II Directors, with terms of office expiring at the 2028 Annual Meeting. On April 24, 2026, each of William R. Jellison, a Class I member of the Board, and Glenn R. Larsen, Ph.D., a Class II member of the Board, notified the Board of his resignation from the Board, including from all committees on which each serves, effective as of the Annual Meeting. The Board intends to reduce the Board to seven members and eliminate the vacancies in Class I and Class II following their departures. Anika is very thankful to Mr. Jellison and Dr. Larsen for their dedicated service and contributions to the Board.
Mr. Fischetti, Mr. Henneman, and Mr. Griffin are the Board’s nominees for election as Class III Directors at the Annual Meeting. Each Class III Director will be elected to hold office until the 2029 Annual Meeting and until a successor is duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by our bylaws, to elect Mr. Fischetti, Mr. Henneman, and Mr. Griffin as Class III Directors. The Board has no reason to believe that Mr. Fischetti, Mr. Henneman, or Mr. Griffin will be unable or unwilling to serve if elected.
There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.
Vote Required
At the Annual Meeting, the election of a director requires the affirmative vote of a majority in voting power of the shares of common stock that are voting in the election of directors, meaning that, to be elected, the shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” that nominee. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. Under our Majority Voting in Uncontested Director Elections Policy, if a director receives a greater number of votes “AGAINST”

[12]

than “FOR” election, the director must promptly offer the director’s resignation for consideration by the Governance and Nominating Committee. Please see the section captioned “Majority Voting in Uncontested Director Elections Policy” for more details on this policy and its impact on the election of director nominees.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF GARY P. FISCHETTI, JOHN B. HENNEMAN, III, AND STEPHEN GRIFFIN, THE DIRECTOR NOMINEES.
Information Regarding Directors
The following table sets forth the name of our current directors and includes the nominees for re-election as directors at the Annual Meeting, together with their ages (as of the record date) and the years in which they became a director.

Director Name	Age	Director Since	Term Expires
Class I Directors
Sheryl L. Conley	65	2021	2027
William R. Jellison*	68	2024	2027
Stephen O. Richard	63	2020	2027
Class II Directors
Cheryl R. Blanchard, Ph.D.	61	2018	2028
Joseph H. Capper	62	2024	2028
Glenn R. Larsen, Ph.D.*	72	2015	2028
Class III Directors
Gary P. Fischetti	65	2023	2026
John B. Henneman, III	64	2020	2026
Stephen D. Griffin	40	2026	2026

*	Mr. Jellison and Dr. Larsen have tendered their respective resignations from the Board effective as of the Annual Meeting.

[13]

Cheryl R. Blanchard, Ph.D.
Anika Board Service: • Director since August 2018
EXECUTIVE CHAIR OF THE BOARD	Age: 61

Professional Experience
•	Executive Chair of Anika’s Board of Directors since February 2026
•	President and Chief Executive Officer of Anika from April 2020 until January 2026, and Interim Chief Executive Officer of Anika from February 2020 through April 2020
•	Principal at Blanchard Consulting, LLC, a provider of scientific, regulatory, and business strategy consulting services to medical device companies and private equity clients, from 2012 to 2020
•
President and Chief Executive Officer of Microchips Biotech, Inc., a venture-backed biotechnology company developing regenerative medicine and drug delivery products, from 2014 until its sale to Daré Bioscience, Inc. in November 2019

•
Various offices, including Senior Vice President, Chief Scientific Officer, and general manager of Zimmer Biologics, of Zimmer, Inc., a medical device company focused on musculoskeletal products, from 2000 to 2012

Recent Public Company Board Service
•
Xilio Therapeutics (Nasdaq: XLO), a publicly held clinical-stage biotechnology company discovering and developing masked immuno-oncology therapies for people living with cancer, from April 2026 to present

•
Vigil Neuroscience, Inc. (Nasdaq: VIGL), a clinical-stage biotechnology company that went public in January 2022, committed to harnessing the power of microglia for the treatment of neurodegenerative diseases, from December 2020 to August 2025

•	Daré Bioscience, Inc. (Nasdaq: DARE), a clinical-stage biopharmaceutical company committed to the advancement of innovative products for women’s health, from November 2019 to June 2024
•	Neuronetics, Inc. (Nasdaq STIM), a medical technology company focused on transforming patient lives with the best neurohealth therapies in the world, from February 2019 to June 2020
•	SeaSpine Holdings Corporation (Nasdaq: SPNE), a global medical technology company focused on surgical solutions for the treatment of spinal disorders, from June 2015 to May 2019
Education
•	Ph.D. and M.S. in Materials Science and Engineering from the University of Texas-Austin
•	B.S. in Ceramic Engineering from Alfred University

[14]

Relevant Skills
•
Medical Devices/Pharmaceutical Experience, Commercialization/ Marketing Expertise, M&A/Business Development Expertise, Manufacturing Experience, R&D/Innovation Experience, Regulatory Expertise, and International/Global Business Experience – acquired over her career in positions of leadership at multiple companies in the life science industry, where she gained extensive experience in business development, developing and commercializing products, including building from scratch a high-growth $100 million-plus regenerative medicine business while at Zimmer, and regenerative medicine and drug delivery products while at multiple companies in the life science industry

•
Public Company Governance/Corporate Responsibility Expertise – obtained through her experience serving on boards of directors, including publicly held medical technology and biopharmaceutical companies

•	Dr. Blanchard also brings Human Capital Management Expertise to the Board

[15]

Joseph H. Capper
Anika Board Service: • Director since May 2024 • Committees: • Compensation
INDEPENDENT	Age: 62

Professional Experience
•	Chief Executive Officer and board member of MiMedx Group, Inc. (Nasdaq: MDXG), a leader in placental biologics, since January 2024
•	President, Chief Executive Officer and a director of BioTelemetry, Inc. (Nasdaq: BEAT) from June 2010 until its sale to Royal Philips in February 2021
•	President and Chief Executive Officer of Home Diagnostics from 2008 to 2010
•	President and Chief Executive Officer of CCS Medical from 2003 to 2008
•	Various offices of Bayer AG from 1994 to 2003
Recent Public Company Board Service
•	Neuronetics, Inc. (Nasdaq: STIM), a medical technology company focused on transforming patient lives with the best neurohealth therapies in the world, from January 2023 to May 2024
Education
•	M.B.A. in International Finance from George Washington University
•	B.S. in Accounting from West Chester University
Relevant Skills
•
Medical Devices/Pharmaceutical Experience, R&D/Innovation Expertise, Commercialization/Marketing Expertise, M&A/Business Development Expertise, Financial Oversight/Accounting Expertise, Regulatory Expertise, and International/Global Business Experience – gained during his nearly 30 years in the medical device and healthcare industries, including his significant executive leadership experience, global brand management, marketing, sales and product development, operations

•	Public Company Governance/Corporate Responsibility Expertise – obtained through his significant experience serving on boards of directors, including the board of publicly held companies

[16]

Sheryl L. Conley
Anika Board Service: • Director since October 2021 • Committees: • Audit • Compensation (Chair)
INDEPENDENT	Age: 65

Professional Experience
•	President and Board Member of AcceLINX, Inc., a musculoskeletal health business accelerator, from March 2017 to December 2022
•	President and Chief Executive Officer of OrthoWorx, Inc., a community-based initiative that works strategically and collaboratively with the orthopedic industry, from September 2012 to May 2017
•
Group President and Chief Marketing Officer (December 2005 to May 2008) and various management roles at Zimmer, Inc., a medical device company focused on musculoskeletal products, from June 1983 to May 2008

Recent Public Company Board Service
•	Neuronetics, Inc. (Nasdaq: STIM), a medical technology company focused on transforming patient lives with the best neurohealth therapies in the world, from October 2019 to present
•	Surgalign Holdings, Inc. (Nasdaq: SRGA), a global medical technology company focused on elevating the standard of care by driving the evolution of digital surgery, from May 2021 to October 2023
Education
•	M.B.A. from Ball State University
•	B.S. in Biology and Chemistry from Ball State University
Relevant Skills
•
Medical Devices/Pharmaceutical Experience, Commercialization/Marketing Expertise, M&A/Business Development Expertise, R&D/Innovation Expertise, Financial Oversight/Accounting Expertise, Regulatory Expertise, and International/Global Business Experience – gained during more than 35 years in the orthopedic medical device and healthcare industries, including her significant executive leadership experience running full profit-and-loss business segments, global brand management, marketing, sales, product development, operations, and in global medical device development and commercialization

•	Manufacturing Expertise – developed while at Zimmer, where she held roles with responsibility for oversight of business divisions that included manufacturing segments
•
Public Company Governance/Corporate Responsibility Expertise – obtained through her corporate section 16 officer roles at Zimmer, an NYSE public company, in addition to her experience serving on boards of directors, including boards of publicly held medical technology companies, gaining experience serving as a board chair and the chair of both a nominating and governance committee and a compensation committee; earned NACD.DC® in 2024

•	Ms. Conley also brings Human Capital Management Expertise to the Board through her multiple and globally expansive executive leadership roles

[17]

Gary P. Fischetti
Anika Board Service: • Director since April 2023 • Committees: • Compensation
INDEPENDENT	Age: 65

Professional Experience
•
Spent 35 years at Johnson & Johnson, a multinational corporation that develops medical devices, pharmaceuticals, and consumer packaged goods, in positions of increasing responsibility, including Company Group Chairman – North American Medical Devices from May 2015 to January 2018, Company Group Chairman – DePuy Synthes North America from January 2014 to June 2015, Company Group Chairman – DePuy Orthopaedic from February 2011 to May 2015, and Worldwide President of DePuy Spine from 2005 to 2011

Recent Public Company Board Service
•
Conformis (Nasdaq: CFMS), a medical technology company focused on advancing orthopedic patient care and creating a world without joint pain, from May 2022 through completion of the acquisition by Restor3d in September 2023

Education
•	M.B.A. from Rutgers University
•	B.S.B.A. in Finance from Villanova University
Relevant Skills
•
Medical Devices/Pharmaceutical Experience, Commercialization/Marketing Expertise, M&A/Business Development Expertise, R&D/Innovation Expertise, Financial Oversight/Accounting Expertise, Regulatory Expertise, and International/Global Business Experience – acquired during his 35 years at Johnson & Johnson serving in executive leadership positions for multiple medical device businesses and divisions of the company, with both domestic and worldwide responsibilities, overseeing all aspects of strategic planning, product and business development, and commercial operations, with full P&L responsibility, as well as oversight of sales and marketing initiatives

•
Public Company Governance/Corporate Responsibility Expertise – obtained through his experience serving on boards of directors, including the board of publicly held medical technology company (Conformis)

[18]

Stephen D. Griffin
Anika Board Service: • Director since February 2026
PRESIDENT and CHIEF EXECUTIVE OFFICER	Age: 40

Professional Experience
•
President and Chief Executive Officer of Anika since February 2026, Executive Vice President, Chief Financial Officer, and Chief Operating Officer from April 2025 to February 2026, Executive Vice President, Chief Financial Officer, and Treasurer from joining the company in June 2024 until April 2025

•	Senior Vice President and Chief Financial Officer at VSE Corporation
•	Various offices of increasing responsibility for over a decade at General Electric including Corporate Audit, Financial Planning and Analysis, and Divisional CFO roles
Education
•	B.S. in Finance and Accounting from Boston College
•	M.B.A. with high distinction from the University of Michigan.
Relevant Skills
•	Financial Oversight/Accounting Expertise and International/Global Business Experience
•
Medical Devices/Pharmaceutical Experience, M&A/Business Development Expertise, Manufacturing Experience, and International/Global Business Experience – acquired over his career in positions of leadership at multiple companies

•	Mr. Griffin also brings Human Capital Management Expertise to the Board

[19]

John B. Henneman, III
Anika Board Service: • Director since September 2020 • Committees: • Governance and Nominating
LEAD INDEPENDENT DIRECTOR	Age: 64

Professional Experience
•
Executive Vice President and Chief Financial Officer of NewLink Genetics Corporation, a public biotechnology company, from October 2014 to July 2018, and Chief Administrative Officer of NewLink from July 2018 through his retirement in November 2018

•
Various offices of Integra LifeSciences Holdings Corp., a medical devices company, from 1998 to 2014, including Chief Financial Officer from 2007 to 2014, and earlier as General Counsel and Chief Administrative Officer

Recent Public Company Board Service
•	Aprea Therapeutics Inc. (Nasdaq: APRE), a biotechnology company focused on novel cancer therapeutics, from August 2019 to present
•	Orthofix Medical, Inc. (Nasdaq: OFIX), a leading global spine and orthopedics company, from January 2023 to present
•
R1 RCM, Inc. (Nasdaq: RCM), a provider of revenue cycle management services to healthcare providers, from February 2016 – through completion of privatization transaction in November 2024 (lead independent director from February 2022 to November 2024)

•
SeaSpine Holdings Corporation (Nasdaq: SPNE), a global medical technology company focused on surgical solutions for the treatment of spinal disorders, from July 2015 through completion of the merger and acquisition by Orthofix Medical Inc. in January 2023

Education
•	J.D. from University of Michigan Law School
•	A.B. in Politics from Princeton University
Relevant Skills
•
Medical Devices/Pharmaceutical Experience and M&A/Business Development Expertise – developed during his more than 25 years of senior management experience in the medical technology and biotechnology industries, including at Integra, where he led or executed more than 40 acquisitions and alliances and raised more than $1 billion in debt and equity financing

[20]

•
Financial Oversight/Accounting Expertise – acquired while serving as Executive Vice President and Chief Financial Officer of NewLink Genetics and as Chief Financial Officer of Integra, positions in which he was responsible for overseeing all the financial aspects of the company’s operations

•
Human Capital Management Expertise and Regulatory Expertise – gained in his role as General Counsel at Integra and his multiple roles as CFO, especially at Integra, where while serving in that role, he had the additional responsibility, at various times, for the company’s regulatory affairs and human resources functions

•	Public Company Governance/Corporate Responsibility Expertise – obtained through his significant experience serving on boards of directors, including boards of publicly held life science companies
•	Mr. Henneman also brings International/Global Business Experience to the Board

[21]

William R. Jellison
Anika Board Service: • Director since May 2024 • Committees: • Audit • Resigned from the Board effective as of the Annual Meeting
INDEPENDENT	Age: 68

Professional Experience
•	Vice President, Chief Financial Officer of Stryker Corporation (Nasdaq: SYK), a global leader in medical technologies, from April 2013 to January 2016
•	Various offices, including Senior Vice President and Chief Financial Officer, at Dentsply International from 1998 to 2013
•	Various roles of increasing responsibility, and leadership roles, including Vice President of Finance, Treasurer and Corporate Controller, of Donnelly Corporation from 1980 to 1998
•	Director of Young Innovations from 2017 to present
•	Director of Solenis LLC from February 2025 to present
Recent Public Company Board Service
•
Telix Pharmaceuticals Limited (Nasdaq: TLX), a biopharmaceutical company focused on the development and commercialization of therapeutic and diagnostic radiopharmaceuticals and associated medical technologies, effective May 2026

•	Medtronic, Inc (NYSE: MDT), a global healthcare technology company that develops, manufactures and markets a variety of device-based therapies and services, from 2025 to present
•	Avient Corp (NYSE: AVNT), a premier formulator of specialized and sustainable materials solutions, from 2015 to present
•	Masimo Corporation (Nasdaq: MASI), a global medical technology company that develops, manufactures, and markets a variety of noninvasive monitoring technologies, from September 2024 to August 2025
Education
•	B.A. in Business Administration from Hope College
Relevant Skills
•
Medical Devices/Pharmaceutical Experience, R&D/Innovation Expertise, Commercialization/Marketing Expertise, M&A/Business Development Expertise, Financial Oversight/Accounting Expertise, Regulatory Expertise, and International/Global Business Experience – acquired as a veteran MedTech executive and corporate finance expert, with over 25 years in the medical device and healthcare industries, including his significant executive leadership experience, global brand management, marketing, sales and product development, operations

[22]

•	Public Company Governance/Corporate Responsibility Expertise – obtained through his experience serving on boards of directors

[23]

Glenn R. Larsen, Ph.D.
Anika Board Service: • Director since February 2015 • Committees: • Compensation • Governance and Nominating • Resigned from the Board effective as of the Annual Meeting
INDEPENDENT	Age: 72

Professional Experience
•
Chairman, President, Chief Executive Officer and cofounder of Aquinnah Pharmaceuticals, Inc., a pharmaceutical company focused on the development of treatments for ALS, Alzheimer’s, and other neurodegenerative diseases, from February 2014 to present

•
Chairman, President, and Chief Executive Officer of 180 Therapeutics L.P., a clinical stage musculoskeletal drug development company, from 2013 until its merger with Nasdaq-listed 180 LifeSciences in 2020

•	Chief Scientific Officer and Executive Vice President of Research and Development of SpringLeaf Therapeutics, Inc., a producer of combination drug delivery devices, from 2010 to 2013
•
Chief Operating Officer, Executive Vice President of Research and Development and director of Hydra Biosciences, Inc., a biopharmaceutical company focused on developing pain therapeutic drugs, from 2003 to 2010

•
Series of drug discovery and development leadership positions, including Global Development Board and Vice President Musculoskeletal Sciences, at Wyeth (now Pfizer)/Genetics Institute, where he directed Wyeth’s second-largest therapeutic area with responsibility for Enbrel, an anti-TNF therapeutic for arthritic pain with multi-billion dollar annual sales, and the development of Infuse Bone Graft, the 1st regenerative biologic medicine approved for numerous orthopedic bone regeneration indications

Education
•	Ph.D. in Biochemistry from Stony Brook University
•	P.M.D. from Harvard University
Relevant Skills
•
Medical Devices/Pharmaceutical Experience, R&D/Innovation Expertise, M&A/Business Development Expertise, Regulatory Expertise, and International/Global Business Experience – acquired during his extensive background in management, product development and business development at multiple companies in the life science industry as well as significant experience in innovative research and product development and commercial development, including leading groups that advanced 15 drugs to clinical development, resulting in 5 commercial approvals

•	Public Company Governance/Corporate Responsibility – obtained through his service on the Company’s board
•	Dr. Larsen also brings Manufacturing, Financial Oversight/Accounting and Human Capital Management Expertise to the Board

[24]

Stephen O. Richard
Anika Board Service: • Director since September 2020 • Committees: • Audit (Chair) (Financial Expert)
INDEPENDENT	Age: 63

Professional Experience
•	Senior Vice President, Chief Risk Officer from May 2019 to present, and Chief Audit Executive from 2016 to present, of Becton, Dickinson and Company, a $20 billion global medical technology company
•
Various executive positions in the areas of finance, operations and business development of the National Basketball Association from 1998 to 2016, including Senior Vice President, Business Development and Global Operations of NBA Properties, Inc. from 2013 to 2016, Chief Financial Officer of NBA China from 2010 to 2013, and Interim Chief Executive Officer of NBA China from 2010 to 2011

•
Earlier in his career, Mr. Richard served as, among other positions, Regional Audit Director, U.S. Consumer Businesses at Citigroup Inc., District Manager, Financial Planning and Analysis at AT&T Corporation, and Senior Manager at Deloitte & Touche LLP

Education
•	M.B.A. in Finance from Columbia Business School
•	B.S. in Accounting from Northeastern University
Relevant Skills
•
Medical Devices/Pharmaceutical Experience and Commercialization/Marketing Expertise – acquired through his senior management roles at Becton, Dickinson and Company and the National Basketball Association

•
Public Company Governance/Corporate Responsibility Expertise and M&A/Business Development Expertise – gained as Chief Risk Officer of Becton, Dickinson and Company and Senior Vice President, Business Development and Global Operations of NBA Properties; NACD Directorship Certified, having completed examination and continuing recertification requirements through the National Association of Corporate Directors (NACD)

•
Financial Oversight/Accounting Expertise and International/Global Business Experience – first gained through his education and further developed during his experience serving as Chief Risk Officer and Chief Audit Executive of Becton, Dickinson, Chief Financial Officer and interim Chief Executive Officer of NBA China, and Regional Audit Director, U.S. Consumer Businesses at Citigroup, as well as all prior professional positions and as the Chairman of the Committee on Governance, Risk and Compliance of Financial Executives International, an association of financial executives serving public and private companies

•	Mr. Richard also brings Human Capital Management Expertise to the Board
•	Mr. Richard is a Certified Public Accountant with an active license in the State of New Jersey

[25]

Governance
Corporate Governance and Board Matters
The Board of Directors annually reviews the independence of all non-employee directors. In 2020, the Board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the Board in making determinations of the independence of Board members. A copy of our Standards for Director Independence, which was adopted by the Board in April 2020, is available on the investor relations portion of our website at https://ir.anika.com/governance-documents. These categorical standards require that, to be independent, a director may not have a material relationship with our Company. Even if a director meets all categorical standards for independence, the Board reviews other relationships with Anika in order to conclude that each independent director has no material relationship with Anika either directly or indirectly.
The Board has determined that each of the continuing directors and director nominees, other than our President and Chief Executive Officer, Stephen D. Griffin, and our former President and Chief Executive Officer, Cheryl R. Blanchard, are “independent” within the meaning of the director independence standards of Nasdaq and the SEC. The Board based these determinations primarily on a review of the responses of each director and director nominee to questions regarding employment and compensation history, affiliations, and family and other relationships, and on other relevant discussions with the directors and director nominees.
Independent directors meet regularly in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board and committees of the Board, and at other times the independent directors deem appropriate. The executive sessions are chaired either by the Lead Independent Director, the Executive Chair of the Board, or by the Chair of the committee, as applicable.
The Board and its committees review matters related to our corporate governance periodically at regularly scheduled meetings. The Board’s review process includes an evaluation of our bylaws, committee charters, corporate social responsibility initiatives, and other matters related to our governance. During this review, the Board assesses input from management and outside consultants as appropriate to discern whether any actions should be taken on any of these topics. Furthermore, the Board conducts periodic evaluations that focus on the effectiveness of the Board as a whole and of its committees. Board members complete a detailed questionnaire that provides quantitative rankings in key areas and seeks subjective comments in each of those areas. In addition, members of each Board committee complete a detailed questionnaire to evaluate how well their committee is operating and to make suggestions for improvement. The evaluation process is managed by the Governance and Nominating Committee, with advice and assistance from outside counsel. Outside counsel may conduct separate, confidential interviews with some or all of the directors to follow-up on responses and comments reflected in the questionnaires to the extent it is determined helpful or necessary. An anonymized summary of the principal findings from the evaluation process is prepared by outside counsel and is used as the basis for self-assessment discussions by the Board and its committees.
The Board met 13 times during 2025. Each of the directors attended at least 75% of the Board meetings in 2025 during the director’s term.

[26]

The Board’s Leadership Structure
Cheryl R. Blanchard, Ph.D. became the Executive Chair of the Board, and John B. Henneman, III became the Lead Independent Director of the Board on February 1, 2026. Prior to Dr. Blanchard’s appointment as Executive Chair, she served as the Company’s President and Chief Executive Officer since April 2020, and John B. Henneman, III served as the Chair of the Board beginning in February 2024. On February 1, 2026, Stephen D. Griffin became President and Chief Executive Officer and joined the Board. Separating the roles of Executive Chair of the Board, Lead Independent Director of the Board, and Chief Executive Officer allows our Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Executive Chair of the Board and the Lead Independent Director of the Board to focus on leading the Board of Directors in its fundamental role of providing advice to, and independently overseeing, management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as Executive Chair of the Board and Lead Independent Director of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board believes that having separate Executive Chair and Chief Executive Officer positions, with a non-executive director serving as Lead Independent Director and our former President and Chief Executive Officer serving as the Executive Chair of the Board, is the appropriate leadership structure for our Company at this time. This structure enhances continuity by retaining the deep company knowledge and industry experience of our former President and Chief Executive Officer in a Board leadership role, while also ensuring strong independent oversight through an empowered Lead Independent Director. The Lead Independent Director’s responsibilities may include, but are not limited to, calling and presiding over meetings of the independent directors, working with the Executive Chair of the Board to establish the Board’s meeting schedules and agendas, periodically meeting with independent directors, and meeting with the Chief Executive Officer regarding the Company’s strategy. The Board further believes that this balance of continuity and independent leadership best serves the interests of the Company and its shareholders and allows the Board to fulfill its role in maintaining independence from management.
The Board’s Role in Risk Oversight
The role of the Board of Directors in our risk oversight process includes receiving reports from management and the Chairs of Board committees on areas of material risk to our Company, including operational, financial, commercial, legal, regulatory, strategic, cybersecurity and reputational risks. The Board has delegated primary responsibility to the Audit Committee to review these matters and discuss with management the process by which management assesses and manages our risk exposure, risk management, and risk mitigation strategies. The Audit Committee also works with other committees to assess areas of risk under the particular purview of those committees. When the Audit Committee receives a report from management or another committee, the Chair of the Audit Committee reviews the matter and then summarizes the review to the full Board. This enables the Board and its committees to coordinate the risk oversight role to ensure that all directors receive all significant risk-related information. The Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions made by management, and through regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. In addition, as part of its charter, the Audit Committee discusses with management significant financial and operational risks and exposures, as well as the steps management has taken to minimize those risks. This includes the oversight and management of cybersecurity risks through the review of data management and security initiatives and significant existing and emerging cybersecurity risks, including material cybersecurity incidents and their impact on the Company.

[27]

The Board’s Role in Corporate Social Responsibility Oversight
The Board of Directors believes that our Company has a broad responsibility that takes into account the positive effect we seek to have on the people we employ, serve and support, and the environment and the communities where we live and work. The full Board has oversight of our environmental, social and governance initiatives.
Board Committees
The Board of Directors currently has three standing committees:
•	Audit Committee;
•	Compensation Committee; and
•	Governance and Nominating Committee.
The membership of each standing committee was as follows as of April 21, 2026:

Director	Audit	Compensation	Governance and Nominating	Independent Under SEC Rules	Financial Expert Under SEC Rules
Joseph H. Capper		✔		✔
Sheryl L. Conley	✔	Chair		✔
Gary P. Fischetti		✔		✔
John B. Henneman, III			✔	✔
William R. Jellison*	✔			✔	✔
Glenn R. Larsen, Ph.D.*		✔	✔	✔
Stephen O. Richard	Chair			✔	✔
Cheryl R. Blanchard, Ph.D.
Stephen D. Griffin

*	Mr. Jellison and Dr. Larsen have tendered their respective resignations from the Board effective as of the Annual Meeting.
Note regarding the Capital Allocation Committee: In April 2026, the Board dissolved the Capital Allocation Committee, which for three years considered investment and return decisions and received feedback from stockholders regarding such matters. Following recent divestitures and the active role of the Board as a whole in regularly evaluating the financial resources of the Company, the Board determined it was the appropriate time to dissolve the committee. The Board will continue to respond to feedback from stockholders on these matters.
The Board has adopted a written charter for the Audit Committee, Compensation Committee, and Governance and Nominating Committee, each of which is reviewed yearly by that committee. You can find these charters on the investor relations portion of our website at https://ir.anika.com/board-committees.

[28]

Audit Committee

Role and Key Responsibilities

☑	Overseeing accounting and financial reporting processes
☑	Overseeing audits of our financial statements and internal controls
☑	Taking, or recommending that the Board of Directors take, appropriate action to oversee the qualifications, independence and performance of our independent registered public accounting firm
☑	Leading the review of our risk management processes and exposure to financial and operational risks
☑
Overseeing the management of cybersecurity risks through the review of data management and security initiatives and significant existing and emerging cybersecurity risks, including material cybersecurity incidents, the impact on the Company and its stakeholders of any significant cybersecurity incident, and any disclosure obligations arising from any such incidents

☑	Preparing an Audit Committee report, as required by the SEC, for inclusion in our annual Proxy Statement
☑	Selecting, retaining, overseeing, and, when appropriate, terminating our independent registered public accounting firm
☑	Conferring with the independent registered public accounting firm and reporting to the Board regarding the scope, method, and result of the audit of our books and records
☑	Reviewing and discussing proposed earnings press releases and financial information and guidance proposed to be provided to investors
☑	Establishing, overseeing and periodically reviewing procedures for complaints regarding accounting or auditing matters
☑	Establishing and monitoring a policy relative to non-audit services provided by the independent registered public accounting firm in order to ensure the firm’s independence

The Audit Committee held 4 meetings in 2025. Each of the members attended at least 75% of the Audit Committee meetings held in 2025 while the member served on the Audit Committee. The Audit Committee holds separate sessions of its meetings, outside the presence of management, with our independent auditor in conjunction with each regularly scheduled Audit Committee meeting in which the independent auditor participates. During 2025, the Audit Committee regularly met privately with our management and held executive sessions with only non-employee directors in attendance as appropriate. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of more than three other public companies.
The current members of the Audit Committee are Stephen O. Richard, who serves as Chair, Sheryl L. Conley and William R. Jellison. Ms. Vogt served on the Committee until her departure in February 2026. On April 24, 2026, Mr. Jellison notified the Board of his resignation from the Board, including from the Audit Committee, effective as of the Annual Meeting. The Board has determined that each member is independent, as defined for purposes of the SEC and Nasdaq, is financially literate, and has the requisite financial sophistication to serve on the Audit Committee. The Board has also determined that each of Mr. Jellison and Mr. Richard (and previously, Ms. Vogt) qualify under SEC rules as an “audit committee financial expert,” which designation is an SEC disclosure requirement related to their experience and understanding of certain accounting and auditing matters. The designation does not impose upon any member any duties, obligations, or liabilities that are greater than those otherwise imposed on them as members of the Audit Committee and the Board.

[29]

Compensation Committee

Role and Key Responsibilities

☑	Managing our overall compensation philosophy, structure, policies, processes, procedures, and programs
☑	Reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers
☑	Reviewing the performance of and determining the compensation of the Chief Executive Officer
☑	Reviewing the performance of and determining, with the advice and assistance of the Chief Executive Officer, the compensation of our executive officers other than the Chief Executive Officer
☑	Annually reviewing and recommending to the Board of Directors compensation for non-employee directors
☑	Overseeing our overall compensation programs, including the granting of awards under our equity incentive plans
☑	Preparing a report on executive compensation for inclusion in our annual Proxy Statement or other corporate governance filing, as applicable
☑
Reviewing, discussing with management and any compensation consultant, and recommending the inclusion of disclosures under “Compensation Discussion and Analysis” in our Proxy Statement or other corporate governance filing, as applicable

☑
Periodically reviewing the Company’s incentive compensation arrangements to evaluate whether they encourage unnecessary or excessive risk taking and assisting the Audit Committee in assessing and managing potential risks created by our compensation practices, policies and programs

☑
Reviewing, approving, recommending to the Board for approval, and considering the results of stockholder advisory “say-on-pay” and “say-on-frequency” votes and reviewing and recommending to the Board whether to submit a stockholder advisory vote on certain acquisition-related compensation arrangements

☑
Appointing, retaining, compensating, terminating, and overseeing the work of any compensation consultant or other compensation advisor, as well as considering the independence of any compensation consultant or other compensation advisor

The Compensation Committee held 5 meetings in 2025. Each of the members attended at least 75% of the Compensation Committee meetings held in 2025 while the member served on the Compensation Committee. During 2025, the Compensation Committee regularly held executive sessions with only non-employee directors in attendance as appropriate.
The current members of the Compensation Committee are Sheryl L. Conley, who serves as Chair, Joseph H. Capper, Gary P. Fischetti and Glenn R. Larsen, Ph.D. On April 24, 2026, Dr. Larsen notified the Board of his resignation from the Board, including from the Compensation Committee, effective as of the Annual Meeting. The Board has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of Nasdaq.

[30]

Governance and Nominating Committee

Role and Key Responsibilities

☑	Recommending to the Board of Directors the criteria for Board and committee membership
☑	Identifying, evaluating, and recommending nominees to stand for election as directors at each Annual Meeting of Stockholders, including incumbent directors and candidates recommended by stockholders
☑	Developing succession plans for the Board, the Chief Executive Officer and other executives
☑	Coordinating performance evaluations of the Board and its standing committees
☑	Recommending to the Board assignments of directors to each Board committee and monitoring compliance with Board and committee membership criteria
☑	Overseeing and administering Board education programs
☑	Overseeing corporate governance affairs of the Board and our Company

The Governance and Nominating Committee held 2 meetings in 2025. Each of the members attended at least 75% of the Governance and Nominating Committee meetings held in 2025 while the member served on the Governance and Nominating Committee. During 2025, the Governance and Nominating Committee held executive sessions with only non-employee directors in attendance as appropriate. In 2025, the Governance and Nominating Committee focused on reviewing the skill set of the Board members as a whole to ensure that the Board represents a balanced skill set enabling appropriate Board oversight of our Company in relation to our industry, strategic plan, and stockholder alignment.
The current members of the Governance and Nominating Committee are John B. Henneman, III and Glenn R. Larsen, Ph.D. Ms. Vogt served on the Governance and Nominating Committee until her departure in February 2026. On April 24, 2026, Dr. Larsen notified the Board of his resignation from the Board, including from the Governance and Nominating Committee, effective as of the Annual Meeting. The Board has determined that each current member of the Governance and Nominating Committee is independent, as defined in the listing standards of Nasdaq.
Board Membership Qualifications and Procedures
When considering candidates for director, the Governance and Nominating Committee takes into account a number of factors, including the following minimum qualifications: the candidate (a) shall have the highest personal and professional integrity, (b) shall have demonstrated exceptional ability and judgment, and (c) shall be most effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the stockholders. In addition, the Governance and Nominating Committee takes into consideration other factors as it deems appropriate, including any direct and applicable experience in the biotechnology, pharmaceutical, medical device, and/or life sciences industries, or in the markets in which we operate. The Governance and Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability based on other commitments, including those related to other boards or committees that the candidate is involved with, the candidate’s depth and breadth of experience or other background characteristics, and his or her independence.

[31]

In addition to the considerations above, the Board strongly believes that diversity is an important component of a successful and effective board of directors and good corporate governance, including diversity of background, skills, experience, gender, race, and ethnicity. The Governance and Nominating Committee, guided by its charter, assesses and considers the diversity of the Board prior to nominating candidates and seeks to identify director candidates who will enhance the Board’s overall diversity. The Governance and Nominating Committee and the Board select candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference, or religion. We believe that our current Board members collectively reflect a broad range of knowledge, expertise, and experience in the disciplines that impact our business.
Our bylaws include a procedure that stockholders must follow to nominate a person for election as a director at an annual meeting of stockholders. The bylaws require that timely notice of the nomination in proper written form, including all required information as specified in the bylaws, be mailed to the Governance and Nominating Committee in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. A copy of our bylaws can be viewed on the investor relations portion of our website at https://ir.anika.com/governance-documents. The Governance and Nominating Committee will consider director nominees recommended by stockholders in accordance with the Anika Therapeutics, Inc. Policy and Procedures for Stockholder Nominations to the Board, a copy of which is available on the investor relations portion of our website at https://ir.anika.com/governance-documents. Recommendations should be submitted to our Secretary in writing at Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, along with additional required information about the nominee and the stockholder making the recommendation. The Governance and Nominating Committee may solicit recommendations for candidates for directors from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, and such other sources as it deems appropriate, including stockholders. The Governance and Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.
Communications with Directors
The Board of Directors seeks input from a wide variety of sources to inform their work, including from stockholders. The Board welcomes stockholder input via voting, via participating in our annual meetings of stockholders, via our stockholder engagement program, and, more formally, via mail. If you wish to communicate with any of our directors, or the Board as a group, you may do so by writing to the individual director or to the Board, in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Executive Officer will be forwarded to the appropriate addressee. Communications involving substantive accounting or auditing matters will be forwarded to the Chair of the Audit Committee. Communications that pertain to non-financial matters will be forwarded to the relevant director.
Our Code of Business Conduct and Ethics
The Board of Directors has adopted the Anika Therapeutics, Inc. Code of Business Conduct and Ethics to clarify, disseminate, and enforce the requirement and expectation that all of our officers, directors, and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. The Code of Business Conduct and Ethics applies to all of our officers, directors, and employees worldwide, including our Chief Executive Officer, who is our Principal Executive Officer and Principal Financial Officer. It is our goal to aid our employees and Board members in making ethical and legal decisions when

[32]

conducting company business and performing daily duties. We cannot anticipate every situation an employee or Board member may face when conducting business on behalf of our company, and we therefore encourage our employees and Board members to speak with any one of several company representatives when he or she encounters situations giving rise to a question or concern regarding compliance with our Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics can be viewed on the investor relations portion of our website at https://ir.anika.com/governance-documents.
Our Commitment to Compliance
We are committed to maintaining a strong culture of compliance across our entire organization. We believe that a workplace with a culture of “do the right thing,” guided by high standards and comprehensive policies, is the bedrock of our success as a healthcare company and our ability to deliver life-changing solutions to the customers we serve and the patients they treat around the world. As part of setting this culture and maintaining a strong tone at the top, the following quote from our President and Chief Executive Officer, Mr. Griffin, is frequently referenced in Company materials and at the beginning of various training sessions:
“At Anika, a commitment to ethics and quality, as realized and demonstrated through personal integrity and accountability, forms the basis for everything we do and forges the path to all that we can achieve. These foundational tenets of our company are non-negotiable and do not take a day off.”
In addition, in 2025, we continued to build upon our previously expanded company-wide Compliance Program focused on healthcare fraud and abuse, anti-kickback, and foreign corrupt practices act regulations, among others, and reinforced and updated processes to ensure that appropriate controls are in place for compliance with these laws and regulations.

[33]

Our Commitment to Corporate Social Responsibility
Introduction
The Board of Directors and our senior management team believe that our company has a broad responsibility to take into account the people we employ, serve and support, and the environment and the communities where we live and work. The full Board has oversight of our environmental, social and governance initiatives.
We have developed a foundational cultural framework for our company that integrates our four core values, which we remain committed to and practice throughout our organization, with our customers and the patients that they treat always at the center of what we do:

•	Trust and Respect: We build trust and show respect in every interaction.
•	Quality: We are committed to quality as we work to improve people’s lives.
•	Empowerment and Teamwork: We are empowered as a team to make decisions that drive impact.
•	Focus: We focus on what matters and are driven to be better every day.
The Company focuses on the following pillars in its efforts to deliver improvements across all areas of the business and industries in which we operate.

[34]

Our Human Capital Focus
Culture and Workforce Practices
We believe a strong culture, one grounded in respect, accountability, and high performance, is essential to delivering results and sustaining long-term value. We seek to build teams with the skills, experience, and perspectives needed to innovate, operate effectively, and meet the evolving needs of our patients, customers, and stakeholders.
Our approach emphasizes fair treatment, equal opportunity, and merit-based advancement across the organization. We believe that when employees are treated with dignity and supported in doing their best work, engagement, collaboration, and performance naturally follow. This philosophy also helps us attract and retain qualified employees while fostering a workplace where different backgrounds and viewpoints are welcomed and valued.
The Board of Directors and management team regularly review workforce practices and talent metrics to help ensure balanced representation, strong leadership development, and continuity across the organization. As of December 31, 2025, women represented approximately 45% of our senior management team and 33% of our Board of Directors.
We maintain a corporate Equal Employment Opportunity and Inclusion policy, which is included in our employee portal and onboarding materials. This policy affirms our commitment to providing a workplace free from discrimination and harassment and to offering equal opportunities for employment, development, and advancement. We do not tolerate discrimination of any kind and are committed to maintaining a professional environment where all employees are respected and supported.
Employee Engagement, Rewards, and Retention
We continue to focus on competitive and equitable total rewards programs designed to support employee wellbeing and retention. In 2025, these efforts included:
(i) benchmarking roles using external compensation data from the Radford McLagan Compensation Database;
(ii) reviewing internal and external pay comparability and making adjustments where appropriate;
(iii) evaluating and enhancing health, wellness, and benefit programs to balance cost, coverage, and employee value; and
(iv) monitoring hiring and retention metrics to support continuous improvement.
We view employee engagement as one of the most critical drivers of performance and retention. In the last year we have increased the opportunities for all levels of employees to engage directly with senior leadership to share feedback, recommend process improvements, and work collaboratively across functions to solve problems. Our culture is centered around respect for people and continuous improvement, both central to a well-functioning lean operating system. Central to that lean operating model is direct access to leaders, including the CEO, to initiate change rapidly.

[35]

In addition, we remain focused on reducing voluntary turnover and strengthening engagement through regular leadership communications, quarterly company-wide town halls, and engaging and thoughtful employee recognition events.
Safe and Healthy Workplace
We are committed to providing a safe work environment and continuously strengthening our health, safety, and environmental practices across the organization. Workplace safety is treated as a core operational responsibility, supported by clear expectations, regular review, and prompt remediation of identified issues.
Over the past year, we have enhanced our safety approach by improving issue escalation, increasing visibility into potential risks, and addressing identified gaps. Safety matters are reviewed regularly by senior leadership to support timely action and reinforce accountability across our facilities.
We maintain a Health, Safety, and Environmental (“HSE”) Policy applicable to all employees, which is supported by required training and accessible reporting mechanisms. Our workplace safety training includes function-specific, interactive learning, and we utilize an electronic management system (“EMS”) to enable employees to report incidents, near-misses, and potential safety risks.
We have also invested in additional facilities and safety resources to strengthen proactive risk mitigation, preventive maintenance, and workplace conditions. These efforts reflect our focus on creating a safe, well-maintained, and supportive environment for all employees.
Product Quality and Safety
Quality is integral to our business model and our long-term success. To drive quality assurance, we maintain a robust Quality Management System (“QMS”), that fosters continuous improvement, drives manufacturing excellence and ensures compliance with global standards. Comprehensive annual training for employees enables us to consistently produce safe, high-quality products that meet or exceed the expectations of our customers.
As a medical device manufacturer, we adhere to ISO 13485 standards supported by our QMS. Our QMS is aligned with regulations from the U.S. Food and Drug Administration and GMED, an international reference body in the certification of health care and medical device quality management systems.
Our Governance Focus
Governance: Business Ethics and Integrity
A workplace culture of “do the right thing,” guided by high standards and comprehensive policies, is the bedrock to our success as a life science company. Our Code of Business Conduct and Ethics guides the Board of Directors and our employees in making ethical and legal decisions when conducting business and fulfilling their roles and responsibilities as representatives of our company. We also have a Conflict of Interest Policy and an Insider Trading Policy, as well as a channel for employees and Directors to report concerns through our Whistleblower Policy. Please view our Corporate Governance documents webpage at https://ir.anika.com/governance-documents for a full list, and access to copies, of our governance documents and policies.
Our Compliance Program is based on our Code of Business Conduct and Ethics and is structured to help our company comply with the myriad of laws, guidelines and regulations that impact our business by mirroring the recommendations of the U.S. Department of Health and Human Services, Office of Inspector General’s seven

[36]

elements of an effective compliance program. We have established a Compliance Committee, made up of our Chief Executive Officer and senior representatives from several other functions within our company, which oversees the operation of our healthcare Compliance Program. In addition, we have established an Engagements Committee, which reviews and approves proposed interactions with healthcare professionals and healthcare organizations, including consulting services, royalty arrangements, requests for grants and research engagements. We follow the Advanced Medical Technology Association’s (“AdvaMed”) Code of Ethics on Interactions with U.S. Health Care Professionals (the “AdvaMed Code of Ethics”), which provides medical technology companies with guidance on ethical interactions and relationships with health care professionals.
AdvaMed is a global trade association of companies that develop, produce, manufacture, and market medical technologies, and which are dedicated to advancing medical science, developing high quality, innovative medical technology, and improving patient care. To view the AdvaMed Code of Ethics, please visit https://www.advamed.org/member-center/resource-library/advamed-code-of-ethics/.
We continue to focus on working to ensure that our international distributors are organizations that operate in compliance with our policies and procedures and all laws and regulations. Using an independent screening process and third-party service providers that focus on investigating the integrity, reputation and business practices of our potential distribution partners, we attempt to gauge the level of risk posed by international distributors based on their geographic location and past corporate behavior, among other factors, and tailor our due diligence efforts and our willingness to engage specific distributors accordingly. We recognize that vigilant oversight of this aspect of our supply chain is foundational to our ability to grow our business with high ethical standards and integrity.
Business Model: Supply Chain Management
Supply chain management is a fundamental aspect of our business necessary to ensure we have the raw materials and equipment/parts available to manufacture our products in a timely fashion for our customers and their patients. During the past few years, we have taken steps to navigate the challenges of the global supply chain crisis, including finding additional/alternative suppliers and reengineering our manufacturing processes and supplies for a more streamlined procurement process. These types of supply chain improvements and the processes used to develop and implement them enhance our ability to procure supplies to satisfy the needs of our customers and their patients as we continue to grow and transform our business.
Cybersecurity
We rely on information technology and data to operate our business and develop, market, and deliver our products to our customers. We have implemented and maintain various information security processes designed to identify, assess and manage material risks from cybersecurity threats to critical computer networks, third party hosted services, communications systems, hardware, manufacturing equipment and processes, lab equipment, software, and our critical data including confidential, personal, proprietary, financial and sensitive data. Accordingly, we maintain certain risk assessment processes intended to identify risks from cybersecurity threats, determine their likelihood of occurring, and assess potential material impacts to our business.
We use a layered approach designed to mitigate the constantly evolving risks from cybersecurity threats by investing in people, processes, and cybersecurity technologies. Our approach is informed by recognized industry standards and frameworks, and incorporates elements of the same, including elements of the National Institute of Standards and Technology Cybersecurity Framework and the Center for Internet Security critical security controls.

[37]

Our cybersecurity risk management program leverages trusted technology partners and solutions in an effort to identify and track key cybersecurity risks. This program includes periodic security assessments conducted in collaboration with our key stakeholders, penetration testing and vulnerability assessments, and a mandatory cybersecurity training program for employees. To manage cybersecurity incidents, our global security operations team maintains a cybersecurity incident response plan, conducts readiness exercises, and takes steps to improve the program, as appropriate, to manage the changing threats faced in our industry.
As part of our cybersecurity risk management program, we take a risk-based approach to the evaluation of third-party vendors. We apply mitigations and processes based on our evaluation of the criticality of the vendor and the sensitivity of the data the vendor accesses. Our current vendor evaluation procedures include, as appropriate, an assessment prior to onboarding and implementation of cybersecurity-specific contract provisions. We are in the process of expanding and maturing these vendor risk management procedures.
The role of the Board of Directors in our risk oversight process includes receiving reports from management and the chairs of Board committees on areas of material risk to our Company, including cybersecurity risks. The Board has delegated primary responsibility to the Audit Committee to review these matters. As established in the Audit Committee Charter, the Audit Committee oversees cybersecurity risks by reviewing reports, summaries and presentations on data management and security initiatives and significant existing and emerging cybersecurity risks. This includes material cybersecurity incidents, the impact to us and our stakeholders of any significant cybersecurity incident, and any disclosure obligations arising from any such incidents. Management prepares a presentation on risks from cybersecurity threats for the Audit Committee at least annually and for the full Board, as necessary.
Our Environmental Focus
Energy Use and Emissions
As a global company, we recognize the importance of reducing the impact of our operations on the environment. Water is a precious resource, which we conserve and protect in a number of ways. We employ deionization in our primary manufacturing facility in Bedford, Massachusetts to remove impurities in wastewater, allowing it to be reused during the manufacturing process. In addition, because our Bedford facility is adjacent to wetlands, we take measures to protect the wetlands through the use of state-of-the-art technology to trap sediment and other materials, maintain storm water pollution plans, and ensure that harmful chemicals are not used on our company’s grounds. Despite being a low GHG emitter due to our relatively small operational footprint, we are committed to continuing to evaluate carbon reduction opportunities and other ways to become more energy efficient over the coming years in line with our business priorities.
Conclusion
The Board of Directors, our senior management team and our global employees all recognize the importance of these aspects of corporate social responsibility in creating and maintaining an environment of corporate accountability while striving to deliver high quality products that transform the lives of patients. We have made significant progress in identifying and establishing initiatives to address the focus areas identified above, and we are committed to the ongoing assessment, development and continuous improvement required in these important areas. We will continue to assess and update our focus areas as our business grows and as we implement processes and improvements appropriate to our business over time.

[38]

Director Overboarding Guidelines
The Board of Directors recognizes that its members benefit from service on the boards of other companies and it encourages such service. The Board also believes, however, that it is critical that directors are able to dedicate sufficient time to their service on the Board. To help maintain the desired balance, the Board follows our Commitment to the Board; Service on Other Boards; Change in Status Guidelines. Pursuant to these guidelines, unless the Board determines that such service would not impair the ability of a director to effectively serve on the Board or the Audit Committee of the Board:
•	No director who serves as the chief executive officer of any public company, including Anika, may serve on the boards of directors of more than three public companies, including Anika;
•	No other director may serve on the board of directors of more than five public companies, including Anika; and
•	No member of the Audit Committee should serve simultaneously on the audit committees of more than four public companies, including Anika.
Directors must notify the Governance and Nominating Committee and our Secretary before accepting a seat on the board of directors of, or any assignment to the audit committee of, another public company so that the potential for conflicts or other factors potentially compromising the director’s ability to perform his or her duties may be fully assessed.
Insider Trading Policies and Procedures
We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, employees, consultants, family members of such individuals and any entities that such individuals influence or control that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards applicable to us. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements. Our Insider Trading Policy was implemented by the Board of Directors in December 2016 and most recently amended in March 2024. A copy of our Insider Trading Policy can be viewed on the investor relations portion of our website at https://ir.anika.com/governance-documents and is also filed as an Exhibit to our annual report on Form 10-K under applicable SEC rules.
Our Insider Trading Policy prohibits our directors, employees, consultants, and their affiliated persons, from trading in company securities while in possession of material nonpublic information about our company. The policy also prohibits tipping (i.e., disclosing material nonpublic information about our company to others who may trade of the basis of that information). Under our Insider Trading Policy, designated insiders may only trade in company securities at a time when they do not possess material nonpublic information about our company. We also require our directors, executive officers, and certain other employees or consultants, as well as international employees, to receive pre-clearance before trading in company securities. Our Insider Trading Policy also expressly prohibits short sales; investments in derivatives of company securities; or using company securities as collateral in a margin account. Our Insider Trading Policy also limits the ability of a covered person giving or making a transfer of company securities without consideration during periods when the person is not permitted to trade. Any waiver of the provisions of this policy requires the approval of the Compliance Officer (as defined under our Insider Trading Policy). To date, no such requests have been made or approved. We have also adopted an additional policy that governs adoption, modification and termination of written securities trading plans,

[39]

known as Rule 10b5-1 plans, by our directors, executive officers and certain other persons. Our policy provides that all Rule 10b5-1 plans must comply with SEC rules applicable to the Rule 10b5-1 safe harbor and imposes additional requirements and limitations.
Prohibition on Employee, Officer, and Director Hedging and Pledging
It is our policy that all employees and directors, as well as their family members, must not hedge or pledge any Anika securities they hold directly. An exception to this prohibition may be granted where a person wishes to pledge Anika securities as collateral for a loan, upon approval by our Chief Financial Officer, if certain other conditions are met. The prohibition on hedging is included in our Insider Trading Policy.
Majority Voting in Uncontested Director Elections Policy
The Board of Directors adopted our “Majority Voting in Uncontested Director Elections Policy” in December 2015. An uncontested election occurs when the number of director nominees is equal to the number of Board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “AGAINST” than “FOR” election, such director must promptly offer to resign. The Governance and Nominating Committee then will consider all of the relevant facts and circumstances and recommend to the Board whether or not to accept the offer of resignation. The final decision of whether or not to accept such resignation shall be made by the Board, and, if required or determined by the Board to be desirable, we will disclose the decision of the Board along with the rationale for the decision.
Transactions with Related Persons and Conflict of Interest Policy
It is our policy that all employees and directors, as well as their family members, must avoid any activity that is, or has the appearance of, conflicting with our business interests. This policy is included in our Code of Business Conduct and Ethics, and it is supplemented by our Conflict of Interest Policy, which was implemented by the Board of Directors in October 2015 and last updated in December 2025, and can be viewed on the investor relations portion of our website at https://ir.anika.com/governance-documents. Both the Code of Business Conduct and Ethics and the Conflict of Interest Policy are reviewed at least every three years, or more often as necessary or advisable. Among other things, this policy requires each director and officer to provide to the Chair of the Audit Committee (or to the Chief Executive Officer, if such transaction involves the Chair of the Audit Committee) written notice of any potential related party transaction, defined by our policy to mirror the definition of Item 404 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). Any such notice must include all information requested by the Chair of the Audit Committee (or the Chief Executive Officer, as applicable). Upon receiving all relevant information, the disinterested members of the Audit Committee may approve the transaction if they determine that the transaction is in the best interests of, and fair to, Anika, may require modifications to the transaction to make it acceptable for approval or may reject it. The Audit Committee may also establish guidelines for ongoing management of a specific related party transaction. The policy requires continuing related party transactions to be reviewed on at least an annual basis. Additionally, the policy requires all of our executives and directors to complete a director and officer questionnaire in connection with each of our annual proxy statements, which asks them to disclose family relationships and other related party transactions. From January 1, 2025 through April 28, 2026, we had no reportable related party transactions.

[40]

Beneficial Ownership of Common Stock
The following table sets forth the beneficial ownership of common stock as of April 21, 2026, by:
•	Each current director and director nominee;
•	Each of the named executive officers named in the Summary Compensation Table set forth under “Executive Compensation”;
•	Each other person who is known by us to beneficially own 5% or more of our common stock; and
•	Current directors, director nominees and executive officers as a group.
The number of shares of common stock owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares that the individual has the right to acquire by June 20, 2026 (sixty days after April 21, 2026) through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of April 21, 2026, there were 13,305,624 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. Unless otherwise noted below, the address of each person listed on the table is in care of Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding
Directors and Named Executive Officers:
Joseph H. Capper	20,403(1)	*
Sheryl L. Conley	42,568(2)	*
Gary P. Fischetti	41,613(3)	*
John B. Henneman, III	49,871(4)	*
William R. Jellison	23,103(5)	*
Glenn R. Larsen, Ph.D.	50,258(6)	*
Stephen O. Richard	47,871(7)	*
Stephen D. Griffin	101,153(8)	*
Cheryl R. Blanchard, Ph.D.	1,081,358(9)	7.45%
David B. Colleran	233,155(10)	1.61%
Ian W. McLeod	60,661(11)	*
Current directors and executive officers as a group (11 persons)	1,752,014(12)	12.08%

[41]

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding
5% and Above Stockholders:
Caligan Partners LP 780 Third Avenue, 30th Floor New York, NY 10017	1,435,130(13)	10.79%
BlackRock Portfolio Management LLC 50 Hudson Yards New York, NY 10001	769,931(14)	5.79%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	764,045(15)	5.74%

*	Indicates less than 1%
(1)	This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026.
(2)	This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026.
(3)	This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026.
(4)	This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026.
(5)
This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026, and 2,700 shares held by the Amended and Restated William R. Jellison Trust dated July 3, 2018, of which Mr. Jellison is a beneficiary and trustee.

(6)	This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026.
(7)	This amount includes 14,164 shares subject to restricted stock units vesting within sixty days of April 21, 2026.
(8)
This amount includes (i) 32,175 shares subject to stock options that are vesting within sixty days of April 21, 2026, and (ii) 12,840 shares subject to restricted stock units vesting within sixty days of April 21, 2026.

(9)
This amount includes 810,828 shares subject to stock options that are exercisable within sixty days of April 21, 2026, and 11,742 shares held by The Cheryl R. Blanchard Amended and Restated Revocable Trust dated December 19, 2014, of which Dr. Blanchard is a beneficiary and the sole trustee.

(10)	This amount includes 165,585 shares subject to stock options that are exercisable within sixty days of April 21, 2026.
(11)	This amount includes 36,554 shares subject to stock options that are exercisable within sixty days of April 21, 2026.
(12)
This amount includes (i) 1,045,142 shares subject to stock options that are vesting within sixty days of April 21, 2026 and (ii) 111,998 shares subject to stock options that are exercisable within sixty days of April 21, 2026.

(13)
Such information is provided based on amended Schedule 13D/A jointly filed with the SEC on behalf of Caligan Partners LP and David Johnson on January 27, 2026.Caligan Partners LP serves indirectly as the investment manager to Caligan Partners Master Fund LP (the “Caligan Fund”), and managed accounts (the “Caligan Accounts”), with respect to the shares of Common Stock held by the Caligan Fund and the Caligan Accounts. David Johnson is the Managing Partner of Caligan Partners LP and Managing Member of Caligan Partners GP LLC, the general partner of Caligan Partners LP. Caligan Partners LP and David Johnson have shared voting power with respect to 1,435,130 shares and shared dispositive power with respect to 1,435,130 shares. In addition, the Caligan Fund and Caligan Accounts have entered into notional principal amount derivative agreements in the form of cash settled swaps with respect to an aggregate of 623,621 shares of Common Stock of the Company (the “Derivative Agreements”). The Derivative Agreements provide the Caligan Fund and Caligan Accounts with economic results that are comparable to the economic results of ownership but do not provide them or Caligan Partners LP and David Johnson with the power to vote or direct the voting or dispose of or direct the disposition of the shares that are referenced in the Derivative Agreements. Caligan Partners LP and David Johnson disclaim beneficial ownership in such shares referenced in the Derivative Agreements.

(14)
Such information is provided based on amended Schedule 13G filed with the SEC on behalf of BlackRock Portfolio Management LLC on October 17, 2025. BlackRock Portfolio Management LLC has sole voting power with respect to 769,931 shares and sole dispositive power with respect to 793,359 shares.

(15)
Vanguard Group Inc. has reported that, as a result of its internal realignment, it no longer has, or is deemed to have, beneficial ownership of shares held by certain subsidiaries or business divisions, and that those entities will report ownership separately on a disaggregated basis. Such information is provided based solely on an amended Schedule 13G filed with the SEC on behalf of The Vanguard Group on February 13, 2024 in which the Vanguard Group reported that it has shared voting power with respect to 6,661 shares, sole dispositive power with respect to 750,997 shares, and shared dispositive power with respect to 13,048 shares.

[42]

Executive Officers
The Board of Directors appoints our executive officers annually at a regular meeting held immediately preceding an annual meeting of stockholders. The Board also appoints executive officers throughout the year as such individuals are hired or promoted into applicable positions by us. Executive officers hold office until the next annual meeting of stockholders or until their successors are duly appointed, unless they sooner resign or are removed from office. There are no family relationships between any of our directors (including director nominees) or executive officers.
The following table lists our current executive officers and their offices and ages, all as of April 21, 2026. It is currently expected that each of these executive officers will be re-appointed to their current offices by the Board immediately preceding the Annual Meeting, with the exception of Mr. Colleran, who will step down from his role effective May 1, 2026. Dr. Blanchard transitioned from President and Chief Executive Officer to Executive Chair of the Company’s Board of Directors effective February 1, 2026.

Name	Position	Age
Stephen D. Griffin	President and Chief Executive Officer (former Executive Vice President, Chief Financial Officer and Chief Operating Officer)	40
David B. Colleran	Executive Vice President, General Counsel and Secretary	54
Ian W. McLeod	Senior Vice President, Chief Accounting Officer and Treasurer	60

Dr. Blanchard’s and Mr. Griffin’s biographies are included above in the section titled “Proposal 1: Election of Directors – Information Regarding the Directors.”
David B. Colleran was appointed Executive Vice President, General Counsel and Secretary in March 2020. Prior to joining Anika, Mr. Colleran served as Senior Vice President, General Counsel, Secretary and Chief Compliance Officer at Insulet Corporation, a publicly traded, global medical device and drug delivery company, from July 2015 through March 2019. Prior to that, from 2010 to 2015, he held the role of Vice President and General Counsel of the Medical Supplies segment, and from 2006 to 2010, he held the role of Associate General Counsel, both at Covidien, a global manufacturer of medical devices and supplies acquired by Medtronic in 2015. Prior to that, he was Corporate Counsel at Ocean Spray Cranberries. Mr. Colleran began his career as a corporate attorney at the law firm Choate, Hall & Stewart. Mr. Colleran holds a B.A. in Political Science from Boston College and a J.D. from Boston College Law School.
Ian W. McLeod was appointed Senior Vice President, Chief Accounting Officer and Treasurer in February 2026. Prior to that appointment, Mr. McLeod was Vice President, Chief Accounting Officer and Treasurer since April 2025. Prior to his appointment as Vice President, Chief Accounting Officer and Treasurer, Mr. McLeod was our Vice President, Chief Accounting Officer since July 2021. Prior to joining Anika, Mr. McLeod served as Vice President, Corporate Controller at Abiomed, Incorporated, a publicly traded global medical device company, from November 2007 through June 2021. From September 2004 to November 2007, Mr. McLeod held roles of increasing responsibility with Idenix Pharmaceuticals, Inc., a publicly traded biotechnology company. Mr. McLeod is a Certified Public Accountant and holds a B.A. in Financial and Economic Studies from the University of Western Ontario and an M.B.A. from McMaster University.

[43]

Compensation Discussion and Analysis
This section describes and analyzes the material elements of the 2025 compensation program for our named executive officers (“NEOs”), determined in accordance with SEC rules, as follows:
•	The individual who served as our principal executive officer during 2025 (Dr. Blanchard);
•	The individual who served as our principal financial officer during 2025 (Mr. Griffin);
•
The next three most highly compensated individuals who were serving as executive officers at the end of 2025 (Mr. Colleran and Mr. McLeod, who were the only executive officers (other than Mr. Griffin) serving as executive officers at the end of 2025); and

•	Up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of 2025 (Ms. Nunes).

Name	Title
Cheryl R. Blanchard, Ph.D.(1)	Executive Chair
Stephen D. Griffin(2)	President and Chief Executive Officer
David B. Colleran(3)	Executive Vice President, General Counsel and Secretary
Anne M. Nunes(4)	Former Senior Vice President, Chief Operations Officer
Ian W. McLeod(5)	Senior Vice President, Chief Accounting Officer and Treasurer

(1)	Dr. Blanchard transitioned from her former role as President and Chief Executive Officer to Executive Chair of the Board effective February 1, 2026.
(2)	Mr. Griffin transitioned from his former role as Executive Vice President, Chief Financial Officer and Chief Operating Officer, to President and Chief Executive Officer effective February 1, 2026.
(3)	Mr. Colleran will step down from his role effective May 1, 2026.
(4)	Ms. Nunes separated from service with the Company on May 1, 2025.
(5)	Mr. McLeod was designated as an executive officer in April 2025.
Executive Leadership Changes
Effective February 1, 2026, Dr. Blanchard transitioned from her role as President and Chief Executive Officer to Executive Chair of the Board, and Mr. Griffin assumed the role of President and Chief Executive Officer.
Our Company
Founded in 1992, Anika Therapeutics, Inc. (“Anika” or “Company”) is the global leader in the design, development, manufacturing, and commercialization of hyaluronic acid (“HA”) innovations. In partnership with clinicians, our sole focus is dedicated to delivering and advancing osteoarthritis (“OA”) pain management and orthopedic regenerative solutions. At our core is a passion to deliver a differentiated portfolio that improves patient outcomes around the world.

[44]

Executive Summary
Our Fiscal Year 2025 Business Performance
A key objective for the Company is to focus our human and financial capital on our most promising opportunities to create stockholder value. In 2025, we continued to execute against our refocused strategy as a streamlined organization centered on our OA Pain Management and Regenerative Solutions businesses. We drove growth within our Commercial Channel, supported by continued performance in our international OA Pain Management portfolio and expanded adoption of the Integrity Implant System. We maintained disciplined operational execution and strengthened our liquidity position, generating operating cash flow during the year. Following the divestitures of the Arthrosurface business in the fourth quarter of 2024 and the Parcus Medical business in the first quarter of 2025, we completed our transition to a more focused HA-based portfolio. This structure enables us to concentrate resources on our core HA technologies, including our OA Pain Management products and the Integrity Implant System, while continuing regulatory engagement related to our pipeline programs. These initiatives are intended to position Anika for sustainable growth and enhanced stockholder value creation. Among other achievements in 2025, our key accomplishments included:
•	Generated total revenue of $112.8 million for the year, reflecting continued demand for our OA Pain Management portfolio and Commercial Channel growth
•	Delivered $11.2 million of operating cash flow and $4.4 million of free cash flow, demonstrating improved operational discipline and working capital management
•	Drove continued commercial momentum in our OA Pain Management franchise, supported by global performance of Monovisc and Orthovisc and ongoing international progress for Cingal
•	Expanded adoption of the Integrity Implant System, strengthening our position in regenerative solutions and soft tissue repair
•	Maintained a focused cost structure aligned with our streamlined operating model following the prior divestitures of Arthrosurface and Parcus Medical
•	Continued engagement with the FDA regarding the process to obtain regulatory approval of Hyalofast and Cingal in the United States while maintaining disciplined pipeline prioritization
For other business and financial highlights, please see our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
2025 Compensation Highlights
As described more fully below, we made compensation decisions for our NEOs for 2025 that reflect our ongoing commitment to drive performance and align our executive compensation program with the interests of our stockholders.
•
Our Executive Compensation Program is Predominantly At-Risk and Performance-Based – Approximately 85% of our CEO’s and approximately 67% of our other NEOs’ actual 2025 compensation* was variable and at risk, tied to our stock price performance and achievement of rigorous performance objectives that are important to the creation of long-term stockholder value.

[45]

*	Ms. Nunes separated from service with the Company on May 1, 2025 and her compensation data is excluded.
•
Significant Ratio of Incentives are Long-Term Focused to Foster Alignment with Our Stockholders – 2025 equity awards granted to the CEO were split two-thirds performance-based restricted stock units and one-third time-vesting restricted stock units. 2025 equity awards granted to Mr. Griffin and Mr. Colleran were split approximately evenly between performance-based restricted stock units and time-vesting restricted stock units. 2025 equity awards granted to Mr. McLeod and Ms. Nunes were split 35% performance-based restricted stock units and 65% time-vesting restricted stock units. The Compensation Committee believes the structure of the long-term incentives balances retention, the motivation of long-term value creation, and the alignment of executive interests with those of our stockholders.

•
Annual Bonuses for 2025 Performance Paid Out at Target Reflecting Commitment to Pay for Performance – In approving the payout under the 2025 annual bonus program, the Compensation Committee assessed the performance results achieved in 2025, as described above, including various financial goals consisting of (1) total Company revenue targets for both its OEM Channel and its Commercial Channel, (2) a revenue target for sales of its Integrity Implant System, and (3) an adjusted EBITDA target. Each of the financial goals included minimum threshold, target, and maximum achievement levels. In addition, the Compensation Committee assessed management’s performance against various strategic goals consisting of (4) the submission of the Premarket Approval (“PMA”) to the U.S. Food and Drug Administration (“FDA”) for Hyalofast, (5) the completion of the divestiture of the Company’s Parcus Medical business resulting in cost reductions and an increased focus on the Company’s Regenerative Solutions business, and (6) the successful launch of additional shapes and sizes of the Integrity Implant System. The financial goals were weighted to balance the near-term objectives of increased growth and profitability. The outperformance of growth in the Commercial Channel and adoption of the Integrity Implant System helped to offset the underperformance for profitability as is described in more detail below. After weighing both the outperformance and the underperformance against each goal, the Compensation Committee determined an achievement level of 100% for the financial goals, which were weighted at 70% of the total annual bonus, and an achievement level of 100% for the strategic goals, which were weighted at 30% of the total annual bonus, and approved an overall corporate bonus payout of 100% of target for our NEOs, which it viewed to be aligned with financial and operational results achieved in 2025.

[46]

•
CEO Realizable Compensation on a One- and Three-Year Basis is Significantly Below Reported Compensation Values – Consistent with our commitment to aligning executive compensation with our stockholders’ experience, our CEO’s realizable compensation on a one- and three-year basis was 53% and 55% below the reported compensation levels.

Reported Compensation Value: reflects base salary, target annual bonus values, and reported grant date fair values of annual equity awards.
Realizable Compensation Value: reflects base salary earned, actual annual bonus payout values, and the value of equity compensation realized upon vesting based on the closing stock price on the vest date, with those tranches not yet vested valued at the December 31, 2025 closing stock price of $9.61. Premium-priced options, both vested and unvested portions, for all three years were “underwater” as of December 31, 2025.
Advisory Vote to Approve Executive Compensation and Stockholder Outreach
We maintain an annual stockholder engagement program to provide regular updates to our stockholders about our performance and to solicit their feedback, including outreach specifically on our executive compensation program. In 2025, we engaged directly on one or more occasions with stockholders that we believe represented approximately 40% of our outstanding common stock, including 5 of our top 10 stockholders (calculated based on ownership as of the date of outreach). During those engagements, we discussed our compensation philosophy, performance, strategy, capital allocation, employee engagement, sustainability, and other corporate governance initiatives.
For our 2025 compensation program, we implemented changes in consideration of the feedback that we received from our stockholders, and based on the restructuring of the Company as described in our 2025 Business Performance discussion on page 45, including changes to the structure of our annual bonus and our long-term incentive program for our CEO and other members of our senior management team to more closely align with stockholders and our long-term strategy as follows:
•
Utilized a performance-based restricted stock unit program that (1) is tied to both strategic and increased stock-price based targets, (2) has threshold, target, and maximum achievement levels, and (3) has both annual and three-year cliff vesting components.

[47]

•	For the CEO, increased the percentage of the performance-based long-term incentive grants from one-half to two-thirds of her total award.
•
Structured the annual bonus plan to drive focus on achievement of our near-term goals, with specific financial and strategic metrics, and threshold, target, and maximum achievement levels. The financial and operational goals that were selected corresponded with the near-term priorities within the control of senior management to deliver shareholder value and balanced the opportunity to grow in both new and existing markets with the profitability goals for the Company for the year.

At the 2025 Annual Meeting of Stockholders, approximately 77% of votes cast were in favor of our executive compensation program. Although the Board and the Compensation Committee viewed this support as an indicator of general approval from our stockholders of our approach to executive compensation, as noted above, we engaged in outreach with our stockholders throughout 2025 and implemented changes in consideration of that feedback.
We welcome, appreciate and will continue to solicit feedback from our stockholders, and will continue to consider this feedback as we seek to enhance our compensation program and related narrative disclosure, including the information provided in the following discussion.
Compensation Philosophy – Pay for Performance
We have designed our compensation program to:
•	Motivate and reward our executives to achieve or exceed our financial and operating performance objectives
•	Propel our business forward through a focus on operational excellence and execution of our business strategy
•	Link each NEO’s compensation with specific business objectives
•	Align each NEO’s compensation with the interests of long-term stockholders by tying a significant portion of total compensation opportunity to the value of our stock
•	Reinforce accountability and cooperation by tying a significant portion of total NEO compensation to overall Company performance
•	Attract and retain talented leaders who can drive and implement our growth and operational excellence strategies
•	Reward individual performance and accomplishments
•	Keep the compensation packages competitive with those of our peers and other companies with whom we compete for highly-skilled top talent
The Compensation Committee oversees our compensation program with the overriding goal of driving long-term high performance and increasing stockholder value through our pay programs and corporate culture. Company and individual performance goals are integrated into our compensation program, including with respect to pay levels, incentive payouts, and pay opportunities. Corporate goals are established annually through our budgeting and strategic planning processes and then reviewed and approved by the Board of Directors each year.
The Compensation Committee implements our executive compensation program to reward our NEOs when their performance meets or exceeds established goals. A significant portion of each NEO’s incentive compensation is

[48]

weighted towards the management team’s collective achievement of the corporate goals (rather than individual performance), ensuring their efforts are in alignment with Company-wide objectives. If the corporate goals are not met, the performance-based compensation will not be awarded at target. The Compensation Committee may also adjust compensation based on other factors outside of the targeted goals, including downward adjustments to the overall compensation of the NEOs.
The Compensation Committee uses compensation data from our identified peer companies, as well as multiple other reference points, as one of several factors in determining appropriate compensation parameters, and to inform its decisions about overall compensation opportunities, specific compensation elements, and targeted compensation levels. In establishing targeted pay levels, the Compensation Committee considers not only competitive market data, but also factors such as company, business, and individual performance, scope of responsibility, critical needs and skill sets, leadership potential, internal equity, and succession planning. The Compensation Committee believes that this approach gives them the ability to more accurately reflect factors and individual contributions that cannot be absolutely quantified. The Compensation Committee also considers our primary location near Boston, Massachusetts, the high level of competition for highly qualified life sciences employees in that area, and the need to remain competitive with the compensation offered by other life sciences companies to ensure the successful recruitment and retention of top performing executives and employees, all of which have become more challenging in recent years.

[49]

Key Compensation Policies and Practices
Elements of 2025 Compensation

Component	Form	Purpose
Base salary	Fixed cash compensation	• Paid to our NEOs in recognition of the talents and the unique skills each possesses, and which are required to drive our Company toward achievement of its goals and objectives.
Annual cash bonus program	Annual cash award based on the performance of our Company and the individual Overall cash bonus capped at 150% of the target payout
•
Drive achievement of our near-term goals, with specific focus on financial and strategic metrics, including financial results, organizational development, business and technical development, individual goals and contributions to building long-term stockholder value, and containing threshold, target, and maximum achievement levels.

Long-term equity incentive awards	Grants of equity awards, including restricted stock unit awards, and stock options, under our equity plan Includes performance-based and time-vesting equity awards
•
Align interests of our executive officers with those of our stockholders in terms of long-term value generation.

•
Provide executive officers with opportunity to be compensated based on meaningful and continued stock price appreciation over time.

•
Encourage employee retention through long-term value creation

Key Features
We believe that our executive compensation program includes key features that align the performance and objectives of the NEOs and our Company with the interests of our stockholders and does not include features that misalign NEO and corporate objectives with stockholder interests. During 2025, we structured our compensation program in accordance with the practices set forth below:

[50]

What We Do

☑	Link a significant portion of NEO compensation to Company performance
☑
Align a significant portion of NEO compensation with stockholders’ interests through long-term incentives, including historical grants of performance-based awards with exclusively multi-year performance metrics and utilizing grants in 2025 of performance-based awards in the form of performance-based restricted stock units with a 3-year vesting period

☑	Balance short-term and long-term incentives
☑	Require NEOs to own significant amounts of stock through robust stock ownership guidelines
☑	Include minimum vesting requirements for equity awards in our equity incentive plan, subject to certain exceptions
☑	Incorporate double-trigger vesting upon a change in control for all equity awards to NEOs
☑	Cap annual cash bonus payouts at 1.5x target
☑	Utilize an independent compensation consultant annually to assist our assessment of our compensation program
☑	Solicit say-on-pay votes annually

What We Don’t Do

⮾	No automatic or guaranteed annual salary increases
⮾	No guaranteed short-term or long-term incentive awards
⮾	No repricing of stock options or SARs without stockholder approval
⮾	No hedging/pledging of our stock per our Insider Trading Policy
⮾	No “golden parachute” excise tax gross ups
⮾	No granting of stock options or SARs with an exercise price less than fair market value on the grant date
⮾	No pension or other special benefits
⮾	No perquisites

Primary Performance Factors
In setting compensation for our NEOs, the Compensation Committee relies primarily on our overall financial performance and an assessment of each individual’s performance and contribution to the achievement of our goals. The Compensation Committee seeks to align the metrics it uses in evaluating our executive compensation with the metrics that we use to evaluate our performance more generally, including those metrics that we publicly disclose.
Equity awards: In 2025, the Compensation Committee granted our NEOs a combination of performance-based restricted stock units that (1) are tied to either strategic or stock-price based targets, (2) have threshold, target, and maximum achievement levels, and (3) have either annual or three-year cliff vesting components (“Phantom PRSUs”), and time-vesting restricted stock units (“Phantom RSUs”). Both the Phantom PRSUs and the Phantom RSUs were structured to be settled upon vest in either cash or shares, in the Company’s discretion.
Annual cash bonus awards: The Compensation Committee determines performance against specific corporate goals and objectives, including certain financial metrics, product development, share price performance, and individual performance metrics, including, but not limited to, completion of strategic projects/transactions and new product releases, in making decisions on annual cash bonus payments. Additionally, the Compensation

[51]

Committee considers the recommendations of the Chief Executive Officer in its review with regard to other NEO performance (other than the Chief Executive Officer) and resulting compensation decisions.
The Role of Compensation Consultant
In addition to corporate and individual performance metrics, the Compensation Committee weighs other quantitative factors, such as general compensation trends, in making compensation decisions. In this regard, the Compensation Committee periodically reviews surveys of executive compensation and information concerning compensation in general and at similarly situated companies. For the 2025 compensation cycle, the Compensation Committee continued its engagement with Willis Towers Watson (“WTW”), who the Compensation Committee initially engaged in 2022 to provide executive compensation consulting services to the Compensation Committee, to assist the Compensation Committee in selecting an appropriate peer group for compensation comparisons, and to perform executive and director compensation reviews. The Compensation Committee assessed the independence of WTW under the applicable SEC and Nasdaq Listing Rules and concluded that the continued engagement of WTW did not raise any conflicts of interest and did not adversely affect WTW’s independence.
In completing its analysis for 2025, the Compensation Committee reviewed competitive data compiled by WTW from a peer group comprised of 17 companies in related businesses at similar stages of development and of similar size in terms of revenue, market capitalization and employee population (see Determination of the Compensation Peer Group below). The Compensation Committee also reviewed market data from the Radford Global Life Sciences Survey covering public biopharmaceutical and medical device companies.
Determination of the Compensation Peer Group
With our compensation consultant’s assistance, the Compensation Committee reviews our peer group annually to ensure that the industry data we review is relevant to our current and near-term future activities and goals, and makes adjustments as necessary. We believe that the selections we made for our 2025 peer group were appropriate for our Company based on a combination of factors including industry, location, revenue, market capitalization, size, net income, and our Global Industrial Classification System (“GICS”) Code as a Biotechnology company. Given the structure, strategy, and product portfolio of the Company, the Compensation Committee determined it was appropriate to blend biotechnology companies with medical device companies, including those involved in contract development and manufacturing operations, in a ratio of approximately 2/3 to 1/3, as we did for 2024. The Compensation Committee adopted the following peer group in September 2024 for use in 2025 compensation decisions:

[52]

Peer Group Companies
Biotechnology Companies	Medical Device Companies
Akebia Therapeutics, Inc.	Artivion, Inc.
Avid Bioservices, Inc.	Atrion Corporation
Collegium Pharmaceutical, Inc.	AxoGen, Inc.
Heron Therapeutics, Inc.	Bioventus Inc.
Karyopharm Therapeutics, Inc.	SurModics, Inc.
MacroGenics, Inc.
MiMedx Group, Inc.
Organogenesis Holdings Inc.
Rigel Pharmaceuticals, Inc.
Travere Therapeutics, Inc.
Vanda Pharmaceuticals, Inc.
Vericel Corporation

2025 Compensation Decisions
Our 2025 NEO compensation was made up of three key components:
•	Base salary;
•	Discretionary annual cash bonus; and
•	Equity-based long-term incentive awards, generally in the form of performance-based phantom restricted stock units and time-based phantom restricted stock units.
Aside from Dr. Blanchard, each of the other NEOs is or was an at-will employee with terms of employment documented on our standard form of offer letter. For additional detailed information regarding the compensation of Dr. Blanchard resulting from her employment agreement with us, please see the section captioned “Other Compensation Matters – Dr. Blanchard’s Employment Agreement” below.
Base Salary
The first principal component of compensation for our executive officers is base salary, which is paid to our NEOs in recognition of the talents and the unique skills each NEO possesses, and which are required to drive our Company toward achievement of its goals and objectives.
Base salaries for our NEOs are subject to annual review by the Compensation Committee. For this purpose, the Compensation Committee considers a number of factors, including the individual’s level of responsibility, experience, and performance. The Compensation Committee also considers market practices as described above, taking into account any contractual obligations. Salaries are reviewed and determined at the discretion of the Compensation Committee on an annual basis, and there is no guaranteed year-over-year increase to any of the NEOs’ salaries.
For 2025, there was no annual increase to the base salaries for the CEO or other NEOs who were executive officers at the time compensation decisions were made

[53]

2025 Annualized Base Salary

Name	2024 Salary	2025 Salary	% Change
Cheryl R. Blanchard, Ph.D.	$750,000	$750,000	0%
Stephen D. Griffin	$500,000	$500,000	0%
David B. Colleran	$486,340	$486,340	0%
Anne M. Nunes(1)	$455,400	$455,400	0%
Ian W. McLeod(2)	N/A	$348,535	N/A

(1)	Ms. Nunes separated from service with the Company on May 1, 2025.
(2)
Mr. McLeod was designated an executive officer in April 2025 when he was named Vice President, Chief Accounting Officer and Treasurer and, accordingly, was not an executive officer for any part of 2024, nor 2025 when salary determinations were made; he was promoted to Senior Vice President, Chief Accounting Officer and Treasurer in February 2026.

Annual Cash Bonus
The second principal component of compensation for our executive officers consists of cash bonuses, which are generally paid to our NEOs to motivate attainment of our near-term goals that are consistent with our long-term strategic plan.
Each NEO has a target annual bonus amount established by the Compensation Committee at the beginning of each year that is expressed as a percentage of the NEO’s base salary. In 2025, these targets were unchanged from the prior year’s targets for individuals in similar positions. The Compensation Committee establishes the target bonus amounts consistent with the compensation philosophy described above, including consideration of market practices, and to provide an appropriate balance between fixed (salary) and variable (bonus) cash compensation. The 2025 target bonus amounts for the NEOs were as follows:
2025 Annual Cash Bonus Targets

Name	% of Salary	Amount at Target
Cheryl R. Blanchard, Ph.D.	85%	$638,000
Stephen D. Griffin	60%	$300,000
David B. Colleran	45%	$219,000
Anne M. Nunes(1)	45%	$204,930
Ian W. McLeod	35%	$121,987

(1)	Ms. Nunes separated from service with the Company on May 1, 2025.
The Compensation Committee determines the bonus amounts awarded based upon the Company’s achievement of the annual goals and objectives as reviewed and approved by the Board of Directors each year, along with an assessment of both our business and individual NEO performance. The Compensation Committee considers factors such as our financial performance, our overall operational performance, and our contribution to increasing stockholder value to determine an appropriate level of achievement against corporate goals and associated baseline cash bonus compensation for our NEOs. Once the Compensation Committee has established this

[54]

baseline, it considers the applicable individual performance with respect to individual goals and the individual’s contribution to the overall Company performance to determine each individual NEO’s cash bonus award.
2025 Annual Cash Bonus Payouts
After the completion of the 2025 fiscal year, the Compensation Committee, with the assistance of our then Chief Executive Officer and our then Chief Financial Officer, reviewed the performance of the Company, as well as the individual performance of each executive officer (the Committee reviewed the CEO’s and CFO’s own performance outside of their presence). The accomplishments set forth above in the section titled “Our Fiscal Year 2025 Business Performance” were considered in this review.
The Compensation Committee reviewed the Company’s performance against the corporate financial and strategic goals and objectives and determined an achievement factor for each. Each of the financial goals included minimum threshold, target, and maximum achievement levels. With respect to the financial goals, the Compensation Committee determined that the Company achieved the following:
•	Revenue: OEM Channel – between Threshold and Target resulting in 87% achievement of the individual metric
•	Revenue: Commercial Channel – between Target and Maximum resulting in 111% achievement of the individual metric
•	Revenue: Integrity Implant System – between Target and Maximum resulting in 197% achievement of the individual metric
•	Adjusted EBITDA – did not achieve Threshold resulting in 0% achievement of the individual metric
With respect to the strategic goals, the Compensation Committee determined that the Company achieved the following:
•	Hyalofast PMA Submission – achieved Target at 100%
•	Launch of Integrity Implant System Shapes and Sizes – achieved Target at 100%
•	Complete Divestiture of Parcus Medical – achieved Target at 100%
The Committee determined an overall achievement level of 100% for the financial goals, which were weighted at 70% of the total, and an overall achievement level of 100% for the strategic goals, which were weighted at 30% of the total. As such, the Compensation Committee determined that a corporate bonus payout of 100% of target appropriately reflected the results achieved by the management team in 2025.
Final bonus payouts for our NEOs were subject to adjustment based on individual performance achievement against individual goals, which included a range of financial, commercial, regulatory, operational, and other objectives tailored to each executive’s responsibilities, as well as contributions to overall Company performance. Overall, our NEOs made significant contributions to our business results and financial performance with demonstrated commitment and leadership throughout 2025. The NEOs receiving bonus awards executed an important divestiture without material disruption to customers and distributors, remediated operational challenges to enable product delivery ahead of Commercial Channel objectives, and took actions to restructure the Company following the recent pricing dynamics experienced in the OEM Channel. These actions enabled a more focused strategy around our core HA-based products and will help support improved stockholder value in 2026 and beyond. The bonus targets based on annualized salary and final actual bonus amounts paid are presented in the table below.

[55]

2025 Cash Bonus Decisions

Name	Bonus Target	% Achieved	Bonus Paid
Cheryl R. Blanchard, Ph.D.	$638,000	100%	$638,000
Stephen D. Griffin	$300,000	100%	$300,000
David B. Colleran	$219,000	100%	$219,000
Anne M. Nunes(1)	$204,930	N/A	N/A
Ian W. McLeod	$121,987	100%	$121,987

(1)	Ms. Nunes separated from service with the Company on May 1, 2025 and therefore was not eligible for a 2025 bonus payout.
Long-Term Equity Incentive Program
The third principal component of compensation for our executive officers consists of grants under our equity incentive plan, which are generally provided to our NEOs to align their goals and objectives with the interests of our stockholders, to motivate attainment of our long-term strategic vision, and for retention purposes. The 2025 restricted stock unit awards granted to NEOs included (1) performance-based awards directly tied to long-term strategic goals related to new product approvals and commercial objectives, (2) performance-based 3-year cliff-vesting awards with specific stock price hurdles greater than that of the recent performance of Company stock, and (3) time-based awards.
Under our equity incentive plan, NEOs may be granted stock options or other forms of equity awards, including restricted stock awards and units, performance-based equity awards, and stock appreciation rights. Equity awards typically are approved at regularly scheduled Compensation Committee meetings, generally during the first quarter of each year given the meeting’s proximity to the beginning of the performance period for performance-based awards.
The amount and form of equity-based grants each year are determined by the Compensation Committee with the assistance of our compensation consultant. The Compensation Committee uses the compensation philosophy described above, including its informed judgment, and takes into account our performance, competitive market practices, past and expected individual performance achievements, past and expected contributions to overall Company performance, and the need to attract and retain talented executives who can drive and implement our growth and operational excellence strategies in an extremely competitive environment. Over the last several years, the Compensation Committee has increasingly used performance-based equity awards to align the interests of our NEOs with those of our stockholders.
In 2025, our Chief Executive Officer was granted equity awards split two-thirds performance-based phantom restricted stock units (“Phantom PRSUs”) and one-third time-based phantom restricted stock units (“Phantom RSUs”). This was an increase in the percentage of equity awards that were performance-based from the prior year. The Phantom PRSUs were divided equally between performance restricted stock unit awards based on the achievement of various strategic objectives (“Strategic Phantom PRSUs”) and performance restricted stock unit awards based on the achievement of certain Company stock price thresholds (“Market Phantom PRSUs”). The equity awards granted to Mr. Griffin and Mr. Colleran were split approximately evenly between Phantom PRSUs and Phantom RSUs, with the Phantom PRSUs split evenly between Strategic Phantom PRSUs and Market Phantom PRSUs. The equity awards granted to Mr. McLeod and Ms. Nunes were split 35% Phantom PRSUs and 65% Phantom RSUs, with 20% of the Phantom PRSUs being in the form of Strategic Phantom PRSUs and 15% of the Phantom PRSUs being in the form of Market Phantom PRSUs.

[56]

Due to limitations in the number of shares available for issuance under our 2017 Plan, the Phantom PRSUs and Phantom RSUs granted to our NEOs in 2025, were structured to be settled upon vest in either cash or shares, in the Company’s discretion. If these awards are settled in cash, they are subject to an aggregate cap of three times the grant date value of the Strategic Phantom PRSUs, five times the grant date value of the Market Phantom PRSUs, and an aggregate cap of three times the grant date value of the Phantom RSUs. In addition to a requirement that the recipient be in continuous service to the Company through the applicable vesting date:
•
the Strategic Phantom PRSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to the Compensation Committee’s determination of achievement with regard to certain strategic objectives;

•	the Market Phantom PRSUs cliff vest on the third anniversary of the grant date, subject to the Compensation Committee’s determination of achievement with regard to certain stock price thresholds;
•	the Phantom RSUs vest in three equal annual installments beginning on the first anniversary of the grant date.
The Compensation Committee believes these equity grants inherently drive individual and Company performance, while strongly aligning executive interests with stockholder interests by generating stockholder value through increased stock price performance over time.
For 2025, the award value of the Strategic Phantom PRSUs, Market Phantom PRSUs, and Phantom RSUs as determined by the Compensation Committee at the time of grant was:

Name	Strategic Phantom PRSUs ($)(1)	Market Phantom PRSUs ($)(1)	Phantom RSUs ($)(1)
Cheryl R. Blanchard, Ph.D.	$1,266,654	$1,266,692	$1,266,654
Stephen D. Griffin	$331,250	$331,250	$662,500
David B. Colleran	$242,500	$242,500	$485,000
Anne M. Nunes	$110,000	$82,500	$357,500
Ian W. McLeod	$60,000	$45,000	$195,000

(1)
The Compensation Committee made value-based annual equity awards to our NEOs as performance-based Phantom RSUs (“PRSUs”) and time-based Phantom RSUs. For Dr. Blanchard, two-thirds of the total award was granted as Phantom PRSUs, of which 50% are Strategic Phantom PRSUs and 50% are Market Phantom PRSUs; and one-third of the total award was granted as Phantom RSUs. For Messrs. Griffin and Colleran, 25% of the total award was granted as Strategic Phantom PRSUs, 25% as Market Phantom PRSUs, and 50% as Phantom RSUs. For Ms. Nunes and Mr. McLeod, 20% of the total award was granted as Strategic Phantom PRSUs, 15% as Market Phantom PRSUs, and 65% as Phantom RSUs. The Compensation Committee approved the awards on March 13, 2025, and the awards were granted with an effective date of March 14, 2025. The Company applied a 20-day trailing average stock price to the grant date fair value of the awards to determine the number of Phantom RSUs and Phantom PRSUs granted on the grant date. As a result, the actual grant date fair value reported in the Summary Compensation Table below is different from the value of the award reported in this table.

Other Compensation Matters
Employment and Executive Retention Agreements Effective at December 31, 2025
The Company was party to an employment agreement with Dr. Blanchard (as described below under “Dr. Blanchard’s Employment Agreement”) and is party to executive retention agreements with each of the other NEOs. While the NEOs are (or were) at-will employees, these agreements are intended to provide market-level

[57]

severance compensation to be competitive with our peer group of comparable companies and to promote retention. We believe that these agreements are fair to the executives and to our stockholders because they provide relatively modest severance in exchange for the restrictive covenants that help protect our Company. These restrictive covenants include standard non-competition, non-solicitation, non-disparagement, and confidentiality restrictions. The agreements are discussed in connection with the “Potential Payments Upon Termination or Change in Control” table below.
Each agreement provides for severance benefits that may be triggered by an involuntary termination of employment by the Company without “cause” or by the executive for “good reason” (as defined in each agreement), or a qualifying termination. The level of severance benefits depends on whether the involuntary termination occurs during or outside of a change in control protected period that runs from three months before until 12 months after a change in control (as defined in each agreement). In addition, the agreements provide for full vesting of outstanding equity awards upon a qualifying termination occurring during the period from three months before until 12 months after a change in control. Except as described in this paragraph, and for certain equity grants made to Dr. Blanchard upon her appointment as our President and Chief Executive Officer, none of the equity grants made to our NEOs provide for accelerated vesting upon termination of their employment by us without “cause” or by the executive for “good reason.” If “golden parachute” excise taxes would be triggered by payments due in connection with termination during a change in control protected period, the agreements provide for a cut-back in the payments to avoid the excise tax, if the cut-back would result in a greater after-tax benefit to the executive.
The following summarizes the cash and health benefits (i.e., Company payment of premiums under our health plans) severance provided to the NEOs as of December 31, 2025:

Trigger	Type of Severance	CEO	EVP, CFO and COO & EVP, GC	VP, CAO
Termination without cause or with good reason, not in connection with a change in control	Cash severance	18 months’ salary	12 months’ salary	6 months’ salary
	Health benefits	18 months at active employee rates	12 months at active employee rates	6 months at active employee rates
Termination without cause or with good reason, within 3 months before or 12 months after a change in control	Cash severance	2x the sum of 12 months’ salary plus target bonus	1.5x the sum of 12 months’ salary plus target bonus	9 months’ salary plus target bonus
	Health benefits	18 months at active employee rates	18 months at active employee rates	9 months at active employee rates

Dr. Blanchard’s Employment Agreement
Dr. Blanchard was appointed our President and Chief Executive Officer effective April 26, 2020. In connection with her appointment, we and Dr. Blanchard entered into an employment agreement effective as of April 23, 2020 (“Agreement”). The Agreement had an initial term of April 26, 2020 through December 31, 2021, which was automatically renewed for successive 1-year periods unless either party elected nonrenewal in accordance with the Agreement.

[58]

Under the Agreement, if Dr. Blanchard’s employment was terminated due to death, disability (as defined in the Agreement), by us without “cause” (as defined in the Agreement and including our nonrenewal of the term of the Agreement), or by Dr. Blanchard for “good reason” (as defined in the Agreement), Dr. Blanchard would have become entitled to (i) 18 months of base salary and (ii) continued payment of Company premiums under our benefit plans for 18 months. Notwithstanding the foregoing, if such a termination without cause or for good reason had occurred within 3 months prior to or 12 months after a change in control (as defined in the Agreement), Dr. Blanchard would have become entitled to (i) 2 times the sum of her base salary and her target annual bonus, (ii) continued payment of Company premiums under our benefit plans for 18 months and (iii) vesting of her equity awards. Each award with a performance metric-based vesting condition (other than a total stockholder return-based vesting condition) would have vested based on the greater of assumed target performance or actual performance measured through the date of termination. With respect to any other award with a total stockholder return-based vesting condition, the applicable performance period would have been shortened to end immediately prior to the change in control and performance would have been measured at such time. Any such severance benefits under the Agreement were contingent on Dr. Blanchard entering into and not revoking a general release of claims in favor of our Company, our affiliates, and our service providers. Finally, the Agreement contained customary covenants related to non-competition and non-solicitation for 12 months following termination of employment, as well as customary covenants related to confidentiality, inventions and intellectual property rights.
Dr. Blanchard’s Transition Agreement
On January 7, 2026, the Company and Dr. Blanchard entered into a Transitional Services and Separation Agreement (the “Transition Agreement”). Pursuant to the Transition Agreement, Dr. Blanchard stepped down from her role as the Company’s President and Chief Executive Officer, effective as of February 1, 2026. Dr. Blanchard will (i) serve on the Board as Executive Chair through January 31, 2027, (ii) serve as a Special Advisor to the Board through July 31, 2027, and (iii) remain as an employee of the Company through January 31, 2028 (the “Anticipated Separation Date”). Dr. Blanchard will continue to serve on the Board as a director through the 2028 Annual Meeting. Pursuant to the Transition Agreement, Dr. Blanchard will receive an amount equal to eighteen (18) months of her base salary, paid ratably in substantially equal installments in accordance with the Company’s payroll practice over twenty-four (24) months, beginning on the first payroll date following the Transition Date. Dr. Blanchard will remain eligible for continuation in Company health, dental and vision benefits, subject to her copayment of premium amounts at the active employee rate. Her equity awards will continue to vest throughout her service relationship, in accordance with the terms of the applicable award agreements and equity plans. Dr. Blanchard was also eligible to receive a 2025 cash incentive bonus, as and to the extent determined by the Board in its sole discretion.
Mr. Griffin’s Employment Agreement
On January 7, 2026, the Company and Mr. Griffin entered into an Employment Agreement (the “Griffin Agreement”) pursuant to which he began service as Chief Executive Officer on February 1, 2026. Pursuant to the Griffin Agreement, Mr. Griffin will receive an initial annual base salary of $690,000, and commencing with fiscal year 2026, his target annual bonus shall be 75% of his base salary. In connection with his appointment, Mr. Griffin was granted an equity award or awards with a target grant date fair value of $2,450,000, comprised of fifty per cent (50%) Phantom RSUs and fifty percent (50%) stock appreciation rights (“SARs”). The Phantom RSUs and SARs may be settled in shares of the Company’s common stock or in cash, at the Company’s discretion, as provided in the Griffin Agreement. These awards shall vest in equal installments on each of the first three anniversaries of the Transition Date, subject to Mr. Griffin’s continuous service with the Company through the relevant vesting dates.

[59]

Other Compensation
The NEOs are eligible to participate in our health and welfare programs, 401(k) plan with Company matching, and other benefit programs on the same basis as other employees. This includes our Deferred Compensation Plan and Employee Stock Purchase Plan (“ESPP”), which stockholders approved at our 2021 Annual Meeting. Our ESPP provides the opportunity for all eligible U.S. based employees, including our NEOs, to purchase Company stock, further aligning management and stockholder interests.
Deductibility of Executive Compensation and Accounting Considerations
Section 162(m) of the Internal Revenue Code generally limits our annual corporate tax deduction for compensation paid to each of our “covered employees” to $1 million. “Covered employees” include anyone who served as chief executive officer or chief financial officer during any part of a year and the next three most highly compensated named executive officers for that year. In addition, once a person is considered a “covered employee,” that person remains a covered employee in all subsequent years (including after the person leaves our service or changes roles). The American Rescue Plan Act of 2021 updated Section 162(m) of the Internal Revenue Code, effective in 2026, to expand the number of “covered employees” subject to the $1 million deduction limit to include the next five highest compensated employees; however, this new group of employees will not retain the perpetual “covered employee” status and will be determined annually. Consequently, we generally will not be entitled to a U.S. tax deduction for compensation paid in any year to our named executive officers and our other “covered employees” in excess of $1 million. While considering tax deductibility is only one of several considerations in determining compensation, we believe that the tax deduction limitation should not compromise our ability to structure compensation programs that provide benefits to us that outweigh the potential benefit of a tax deduction and, therefore, may approve compensation that is not deductible for tax purposes.
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 for our stock-based compensation awards, which requires us to measure the compensation expense for all share-based awards based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.
We have not provided or committed to provide any NEO with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Section 280G and related sections of the Internal Revenue Code provide that an executive officer and certain persons who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A of the Internal Revenue Code also imposes additional significant taxes on the individual in the event that an executive officer, director or service provider of certain types receives “deferred compensation” that does not meet the requirements of Section 409A of the Internal Revenue Code.
Role of Management in Determining Compensation
The Compensation Committee, which is comprised entirely of independent directors, is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our NEOs is fair, competitive and motivates high performance. The Compensation Committee is solely responsible for compensation decisions regarding our Chief Executive Officer. When making compensation recommendations for NEOs other than the Chief Executive Officer, the Compensation Committee requests and considers the advice and

[60]

counsel of the Chief Executive Officer, given his or her direct day-to-day working relationship with those executives. Taking this feedback into consideration, the Compensation Committee will engage in discussions and make final determinations related to compensation paid to the NEOs.
Risk Considerations in Our Compensation Programs
The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on our Company.
Compensation Recovery Policy
Historically, all awards, amounts or benefits received or outstanding under the equity incentive plan by the NEOs have been subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. In accordance with the SEC’s adoption of the final “clawback rule,” effective January 27, 2023, requiring public companies to develop and implement a policy to recover excess incentive-based compensation from executive officers if amounts were based on material misstatements in financial reports, the Board adopted a Compensation Recovery Policy, effective November 27, 2023. The Compensation Recovery Policy covers our current and former executive officers, including all of our NEOs. Under the Compensation Recovery Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Compensation Recovery Policy and permitted under the final clawback rules) any cash and/or equity incentive-based compensation received by any current or former executive officer after the effective date of the Compensation Recovery Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.
Prohibition on Hedging, Pledging, and Short Sales
Our Insider Trading Policy prohibits the NEOs from hedging or pledging or engaging in the short sale of our stock.
Stock Retention Guidelines
Our stock retention guidelines generally require each NEO to beneficially own certain amounts of our common stock. Generally, these guidelines require the Chief Executive Officer to beneficially own, at a minimum, the number of shares (including unvested time-vesting restricted stock or restricted stock units) of common stock having a market value equal to three times the amount of his or her base salary. They require any other NEO to beneficially own, at a minimum, the number of shares (including unvested time-vesting restricted stock or restricted stock units) of common stock having a market value equal to the amount of his or her base salary. Any individual initially designated as an executive officer has five years to achieve compliance. Each NEO is currently in compliance or within the five-year grace period. See the section captioned “Director and Executive Officer Stock Retention Guidelines” below for additional information.
Policies and Practices Regarding Grants of Equity Awards
Our Compensation Committee has generally granted annual equity awards, including stock option grants to our NEOs, in the first quarter of each fiscal year, specifically mid-March. In addition, some new hires receive equity awards at the time of their hiring. Eligible employees, including our NEOs, may voluntarily enroll in our ESPP

[61]

and receive an option to purchase shares at a discount using payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee’s Compensation (as defined under the Employee Stock Purchase Plan), with purchase dates occurring in May and November. During 2025, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to our NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of material nonpublic information.

[62]

Compensation Committee Report
The Compensation Committee of the Board of Directors of Anika Therapeutics, Inc. has reviewed and discussed with the management of Anika Therapeutics, Inc. the section entitled “Compensation Discussion and Analysis” contained in this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement. This report is submitted by the following independent directors who comprised the Compensation Committee as of December 31, 2025:

Sheryl L. Conley, Chair	Joseph H. Capper	Gary P. Fischetti	Glenn R. Larsen, Ph.D.

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS, INC. SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER EITHER OF SUCH ACTS.

[63]

Executive and Director Compensation
Summary Compensation Table
The following table summarizes the compensation information for the NEOs for the years ended December 31, 2025, 2024 and 2023, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Cheryl R. Blanchard, Ph.D.(5) Executive Chair; Former President and Chief Executive Officer	2025	750,397	638,000	3,476,669	—	22,252	4,887,318
	2024	743,943	497,513	1,918,049	1,915,059	28,902	5,103,466
	2023	726,000	583,160	1,614,708	1,509,736	26,196	4,459,800
Stephen D. Griffin(6) President and Chief Executive Officer; Former EVP, Chief Financial Officer and Chief Operating Officer	2025	500,000	300,000	1,215,222	—	18,148	2,033,370
	2024	278,846(7)	300,000(8)	1,027,714	1,027,101	12,489	2,646,150
David B. Colleran EVP, General Counsel and Secretary	2025	486,424	219,000	889,624	—	19,157	1,614,205
	2024	481,996	177,302	492,137	491,346	25,806	1,668,587
	2023	469,900	202,194	441,189	412,475	24,756	1,550,514
Anne M. Nunes(9) Former SVP, Chief Operations Officer	2025	157,639	—	505,922	—	282,310 (10)	946,571
	2024	451,254	98,366	277,601	277,166	27,246	1,131,633
	2023	440,000	158,859	266,032	122,498	26,196	1,013,585
Ian W. McLeod SVP, Chief Accounting Officer and Treasurer	2025	345,362	121,987	275,943	—	22,252	765,544

(1)
Salaries reported prior to 2024 reflect annual base salaries approved by the Board of Directors as annual merit increases were retroactive to January 1. Beginning in 2024, merit increases were effective as of April 1. Therefore, unless otherwise stated, salaries reported in 2024 and 2025 reflect actual salaries earned. The 2023 base salary for Ms. Nunes represents her annual base salary upon her promotion to Senior Vice President, Chief Operations Officer on June 14, 2023. Prior to her promotion in June 2023, the annual base salary for Ms. Nunes was $401,200.

(2)
Unless otherwise stated, the amounts in this column represent discretionary cash bonuses earned in the indicated year, but paid in the following year. The 2023 bonus for Ms. Nunes is prorated based upon her promotion in June 2023. See the section in the Compensation Discussion and Analysis titled “Annual Cash Bonus” for additional details regarding the cash bonuses earned for 2025.

(3)
The amounts in this column reflect the grant date fair value computed with respect to the stock and option awards issued during the indicated year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) assuming maximum achievement. See the information appearing in Note 14 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2025 for certain assumptions made in the valuation of stock and option awards. With the exception of Mr. Griffin, whose awards were granted on June 3, 2024 in connection with the commencement of his employment, the Board granted equity awards on March 14, 2025, March 15, 2024, and March 9, 2023, respectively. Time-vesting awards granted in 2025, 2024, and 2023 (Phantom RSUs, Strategic Phantom PRSUs, and premium-priced stock options) vest ratably over 3 years beginning one year from the date of grant. The performance based RSU based on Company stock price granted in 2025 (Market Phantom PRSU) vests on the third anniversary from the date of grant, if achieved. See the section in the Compensation Discussion and Analysis titled “Equity-Based Grants” for additional details regarding the stock and option awards issued in 2025. The Company applies a 20-day trailing average stock price to the grant date fair value of the awards to determine the number of shares granted as RSUs and premium-priced stock options on the grant date. As a result, the actual grant date fair value reported in the Summary Compensation Table is different from the value of the award reported in the Compensation Discussion and Analysis titled "Long-Term Equity Incentive Program."

(4)	Unless otherwise noted, these amounts constitute matching contributions to our Employee Savings and Retirement Plan (401(k) Plan) and group term life insurance premiums.

[64]

(5)	As noted elsewhere in this proxy statement, Dr. Blanchard stepped down as Chief Executive Officer and President and became Executive Chair of the Board on February 1, 2026
(6)	As noted elsewhere in this proxy statement, Mr. Griffin was promoted to Chief Executive Officer and President on February 1, 2026.
(7)
As noted elsewhere in this proxy statement, Mr. Griffin was hired as our Executive Vice President, Chief Financial Officer and Treasurer on June 3, 2024, and his 2024 base salary represents his prorated salary for 2024.

(8)	This amount represents 100% of Mr. Griffin's bonus target in 2024, as agreed upon in the offer letter entered into between Mr. Griffin and the Company in May 2024.
(9)	Ms. Nunes separated from service with the Company on May 1, 2025. The 2025 data for Ms. Nunes represents her compensation for the entire year.
(10)
This amount includes (i) $13,151 in matching contributions to the 401(k) Plan, (ii) $1,072 in company paid group term life insurance premiums, (iii) $41,087 for accrued vacation time pursuant to Ms. Nunes' separation from service on May 1, 2025, and (iv) $227,700 in severance, representing six months base salary and six months of benefits continuation.

Grants of Plan-Based Awards in 2025
The following table sets forth each grant of equity awards under the equity incentive plan made to the NEOs during the year ended December 31, 2025.

Name	Grant Date	Approval Date	All other stock awards: Number of shares of stock or units (#)(1)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(2)
Cheryl R. Blanchard, Ph.D.	March 14, 2025	March 13, 2025	218,521			3,476,669
Stephen D. Griffin	March 14, 2025	March 13, 2025	76,381			1,215,222
David B. Colleran	March 14, 2025	March 13, 2025	55,916			889,624
Anne M. Nunes(3)	March 14, 2025	March 13, 2025	31,799			505,922
Ian W. McLeod	March 14, 2025	March 13, 2025	17,344			275,943

(1)
Each NEO received 3 restricted stock unit awards in 2025 as follows: 1) time based Phantom RSUs that vest ratably over a three-year period commencing on the first anniversary of the grant date; 2) performance based Phantom PRSUs subject to the achievement of certain strategic milestones that vest ratably over a three-year period commencing on the first anniversary of the grant date if certain strategic milestones are achieved; and 3) performance based Phantom PRSUs based on prescribed targets for the Company stock price that vest on the third anniversary of the grant date if the stock price target is achieved. The Phantom RSUs and Phantom PRSUs granted to our NEOs in 2025 may be settled in shares or cash, at the company's discretion, on each vest date.

(2)
This column represents the full grant date fair value of stock options and restricted stock unit awards under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2025. Generally, the full grant date fair value is the amount that we will expense in our financial statements over the award's vesting period. For time-vesting restricted stock units, fair value was calculated using the closing price of our common stock on the grant date. For stock options, the fair value was calculated using the Black-Scholes value on the grant date. The Phantom RSUs, which may be settled at vesting in cash or shares at the company’s election, have been recorded by the company as a liability due to the expectation that the company will settle the vesting of the RSU awards in cash due to a potential shortage of shares in the 2017 Plan at the time of vesting. See the information appearing in Note 14 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2025 for certain assumptions made in the valuation of these awards.

(3)	As noted elsewhere in this proxy statement, Ms. Nunes separated from service with the Company on May 1, 2025, on which date her unvested awards were forfeited.

[65]

Outstanding Equity Awards at December 31, 2025
The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the current NEOs as of December 31, 2025. Ms. Nunes has been omitted from the below table as she did not hold any outstanding equity awards as of such date.

		Option Awards					Stock Awards
Name(1)	Grant Date	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(2)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Cheryl R. Blanchard, Ph.D.	April 26, 2020	101,644			33.40	4/26/2030
	April 26, 2020	139,168(4)			33.40	4/26/2030
	March 9, 2021	108,398			37.40 (5)	3/9/2031
	March 11, 2022	208,821			28.14 (5)	3/11/2032
	March 9, 2023	87,332	43,666		29.60 (5)	3/9/2033	20,001	192,210
	March 15, 2024	60,900	121,799		27.98 (5)	3/15/2034	50,263	483,027
	March 14, 2025						73,559	706,902
	March 14, 2025						73,559(6)	706,902
	March 14, 2025						71,403(7)	686,183

Stephen D. Griffin	June 3, 2024	32,175	64,350		29.35 (5)	6/3/2034	25,680	246,785
	March 14, 2025						38,473	369,726
	March 14, 2025						19,236(6)	184,858
	March 14, 2025						18,672(7)	179,438

David B. Colleran	March 4, 2020	35,000			43.06	3/4/2030
	March 9, 2021	27,681			37.40 (5)	3/9/2031
	March 11, 2022	35,864			28.14 (5)	3/11/2032
	March 9, 2023	23,860	11,930		29.60 (5)	3/9/2033	5,465	52,519
	March 15, 2024	15,625	31,250		27.98 (5)	3/15/2034	12,897	123,940
	March 14, 2025						28,165	270,666
	March 14, 2025						14,082(6)	135,328
	March 14, 2025						13,669(7)	131,359

[66]

		Option Awards					Stock Awards
Name(1)	Grant Date	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(2)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Ian W. McLeod	July 1, 2021	7,248			44.47	7/1/2031
	July 1, 2021	7,737			48.92(5)	7/1/2031
	March 11, 2022	8,137			28.14(5)	3/11/2032
	March 9, 2023	4,724	2,362		29.60(5)	3/9/2033	2,197	21,113
	March 15, 2024	3,173	6,346		27.98(5)	3/15/2034	5,317	51,096
	March 14, 2025						11,324	108,824
	March 14, 2025						3,484(6)	33,481
	March 14, 2025						2,536(7)	24,371

(1)
As noted elsewhere in this proxy statement, Ms. Nunes separated from service with the Company on May 1, 2025, and accordingly, did not hold any unvested stock awards or unexercised options as of December 31, 2025.

(2)
Vesting of equity awards commences on the first anniversary of the grant date and continues on each subsequent grant date anniversary until the equity award is fully vested, except as otherwise noted below. Except as otherwise noted, equity awards are subject to a three-year vesting period, in each case subject to the holder's continued employment with us. The expiration date of each option award is ten years after its grant date.

(3)	Based on the closing price of our common stock on the Nasdaq stock exchange on December 31, 2025 of $9.61 per share.
(4)
This amount includes 139,168 performance-based stock options granted in 2020, which vested on December 31, 2022. The performance measurement date and vest date for this award was December 31, 2022. The Compensation Committee reviewed our Total Shareholder Return (as defined in the grant agreement) against the Comparison Group (as defined in the grant agreement), and determined and specified, at the Compensation Committee's sole discretion, that 133% of the shares granted at Target had been earned by Dr. Blanchard. See the sections in the Compensation Discussion and Analysis titled “Dr. Blanchard's Employment Agreement" for additional details regarding the option award.

(5)	Represents an exercise price of 110% of the grant date closing stock price, as reported on the Nasdaq stock exchange.
(6)
Vesting of equity awards commences on the first anniversary of the grant date and continues on each subsequent grant date anniversary until the equity award is fully vested. Vesting is subject to the holder's continued employment with us and the achievement of certain strategic milestones.

(7)	Vesting of equity awards is on the third anniversary of the grant date and the achievement of the Company stock price meeting prescribed targets.

[67]

2025 Option Exercises and Stock Vested
The following table provides information regarding options exercised and stock awards vested for the NEOs during the year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Cheryl R. Blanchard, Ph.D.	—	—	75,194	1,236,991
Stephen D. Griffin	—	—	12,840	148,816
David B. Colleran	—	—	19,576	322,078
Anne M. Nunes	—	—	9,494	155,643
Ian W. McLeod	—	—	7,233	118,729

Potential Payments Upon Termination or Change in Control
Our President and Chief Executive Officer and our other NEOs have (or had) certain termination or change in control benefits described in the Compensation Discussion and Analysis sections captioned “Other Compensation Matters – Employment and Executive Retention Agreements” and “Other Compensation Matters – Dr. Blanchard’s Employment Agreement.” The following table provides estimates of the potential payments and other post-termination benefits these individuals would receive assuming a change in control occurred and/or their employment was terminated as of December 31, 2025:

Name(1)		Termination without cause or for good reason	Termination upon change in control without cause or for good reason(2)	Termination due to death or disability
Cheryl R. Blanchard, Ph.D.	Salary Continuation	$1,125,000	$ 1,500,000	$ 1,125,000
	Additional Cash Payment	$—	$ 1,275,000	$—
	Equity Awards Vesting	$—	$ 2,775,224	$—
	Health Care Benefits	$33,910	$33,910	$33,910
		$1,158,910	$ 5,584,134	$ 1,158,910

Stephen D. Griffin	Salary Continuation	$500,000	$750,000	$—
	Additional Cash Payment	$—	$450,000	$—
	Equity Awards Vesting	$—	$980,806	$—
	Health Care Benefits	$7,708	$11,562	$—
		$507,708	$2,192,368	$—

[68]

Name(1)		Termination without cause or for good reason	Termination upon change in control without cause or for good reason(2)	Termination due to death or disability
David B. Colleran	Salary Continuation	$486,340	$486,340	$—
	Additional Cash Payment	$—	$328,253	$—
	Equity Awards Vesting	$—	$713,812	$—
	Health Care Benefits	$19,749	$29,623	$—
		$ 506,089	$1,558,027	$—

Ian W. McLeod	Salary Continuation	$ 172,681	$259,022	$—
	Additional Cash Payment	$—	$155,413	$—
	Equity Awards Vesting	$—	$238,885	$—
	Health Care Benefits	$4,716	$7,074	$—
		$ 172,681	$653,320	$—

(1)
As noted elsewhere in this Proxy Statement, Ms. Nunes separated from service with the Company on May 1, 2025, and was therefore not eligible for potential payments upon change in control or termination of employment as of December 31, 2025. Upon her separation from service on May 1, 2025, Ms. Nunes became entitled to receive (i) six months’ salary and benefits continuation of $227,000. Dr. Blanchard and Mr. Griffin transitioned to their new roles subsequent to fiscal year end.

(2)
Termination for the purposes of this column is limited to termination without cause or termination for good reason within a period of three months prior to or twelve months after a change in control. The indicated values for the accelerated vesting of equity awards reflect (i) in the case of RSUs, the number of shares underlying such RSUs that would vest on an accelerated basis multiplied by $9.61, the closing price for common stock as reported by Nasdaq on December 31, 2025, and (ii) in the case of stock options, the number of shares underlying the stock option awards that would vest on an accelerated basis, multiplied by the excess, if any, of the $9.61 closing price for our common stock as reported by Nasdaq on December 31, 2025, over the applicable exercise price for each option. This calculation assumes stock options with an exercise price higher than the closing price of our common stock on December 31, 2025 will not be exercised.

[69]

Pay Versus Performance Disclosure
As required by the Dodd-Frank Act and Item 402(v) of Regulation S-K, the Pay versus Performance disclosure that follows provides information about the relationship between Compensation Actually Paid (“CAP”), to our Principal Executive Officer (“PEO”), and Non-PEO NEOs and certain financial performance measures of the Company. See the Compensation Discussion and Analysis within this Proxy Statement for further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with Company performance.

Year	Summary Compensation Table Total for PEO (Blanchard) (a)	Compensation Actually Paid to PEO (Blanchard) (a)	Average Summary Compensation Table Total for non-PEO NEOs (c)	Average Compensation Actually Paid to non-PEO NEOs (c)	Value of Initial Fixed $100 Investment Based on:		Net Income ($mm) (e)	Revenue ($mm) (e)
					Total Shareholder Return (d)	Peer Total Shareholder Return (d)
2025	$4,887,318	$2,079,097	$1,339,923	$645,195	$21	$120	($11)	$113
2024	$5,103,466	$2,531,827	$1,805,308	$850,008	$36	$91	($56)	$120
2023	$4,459,800	$1,870,227	$1,405,306	$877,307	$50	$92	($83)	$167
2022	$5,940,722	$3,599,763	$1,739,011	$1,406,419	$65	$89	($15)	$156
2021	$4,202,608	$1,818,313	$1,234,846	$1,051,797	$79	$99	$4	$148

(a)
NEOs in 2025 include Messrs. Colleran, Griffin and McLeod and Ms. Nunes. Ms. Nunes separated from service with the Company in May 2025. Mr. Levitz resigned from his role as the Company's EVP, CFO and Treasurer in June 2024 and separated from service with the Company on December 31, 2024. Mr. Griffin joined the Company as EVP, CFO and Treasurer in June 2024. NEOs in 2023 and 2024 include Messrs. Levitz and Colleran and Ms. Nunes. NEOs in 2022 include Messrs. Levitz and Colleran. NEOs in 2021 include Messrs. Levitz, Colleran, Thomas Finnerty and James Loerop. Mr. Loerop, the Company’s EVP, Business Development and Strategic Planning, resigned in January 2022. Mr. Finnerty, the Company’s EVP, Human Resources, retired in March 2022. Ms. Nunes joined the company in September 2021 and was named SVP and Chief Operations Officer in June 2023.

(b)	Shareholder return is based on $100 investment at the beginning of 2021. Peer shareholder return is based on the NASDAQ Biotechnology Index.
(c)
Net Income and Revenue are as reported in the Company's Annual Report on Form 10-K. The company's net income and revenue include the results of discontinued operations resulting from sale of the Company's subsidiary, Arthrosurface Incorporated, in October 2024, and the divestiture of the Company's subsidiary, Parcus Medical, LLC in March 2025. For more information regarding the results from discontinued operations, see Note 3 of Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

[70]

The following table sets forth a reconciliation from the summary compensation table (SCT) to compensation actually paid (CAP) to our PEO and to our average non-PEO NEO each year.

	PEO (Blanchard)					Average NEO
	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021
SCT Total Compensation	$4,887,318	$5,103,466	$4,459,800	$5,940,722	$4,202,608	$1,339,923	$1,805,308	$1,405,306	$1,739,011	$1,234,846
SUBTRACT Grant Fair Value of Equity Awards Made During Current Year(a)	($3,476,669)	($3,833,108)	($3,124,444)	($4,630,341)	($2,942,637)	($721,678)	($1,169,352)	($719,959)	($1,051,440)	($658,333)
ADD Year End Fair Value of Equity Awards Made During Current Year(b)	$1,687,277	$2,096,033	$2,457,454	$5,294,178	$3,254,974	$309,115	$482,698	$568,766	$1,205,238	$728,209
ADD Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards(c)	($965,017)	($1,148,160)	($1,421,814)	($1,016,462)	($2,470,476)	($175,528)	($95,541)	($252,244)	($274,828)	($189,171)
ADD Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Current Year(d)	($53,812)	$313,596	($500,768)	($1,988,334)	($226,155)	($39,249)	$44,901	($124,563)	($211,562)	($63,754)
ADD Fair Value at Vesting of Equity Awards Made During Year That Also Vested During Year(e)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
SUBTRACT Fair Value at the End of the Prior Year of Equity Awards that Were Forfeited During Year(f)	$0	$0	$0	$0	$0	($67,389)	($218,005)	$0	$0	$0
Total Adjustments Related to Equity Awards	($2,808,221)	($2,571,639)	($2,589,573)	($2,340,959)	($2,384,295)	($694,728)	($955,299)	($527,999)	($332,592)	($183,048)
Compensation Actually Paid Total	$2,079,097	$2,531,827	$1,870,227	$3,599,763	$1,818,313	$645,195	$850,008	$877,307	$1,406,419	$1,051,797

(a)	Represents the grant date fair value of equity-based awards made during the fiscal year.
(b)	Represents the year-end fair value of equity awards that were made during the fiscal year.
(c)	Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that were still unvested as of year-end.
(d)	Represents the change in fair value since prior year-end of equity-based awards granted in prior fiscal years that vested during the current fiscal year.
(e)	Represents the fair value on the vesting date of equity-based awards that vested in the same year as granted.

[71]

The table below summarizes the option fair values and related assumptions used to calculate NEO CAP for fiscal year 2025.

Valuation Purpose for PVP	ANIK Stock Price	ANIK Option Exercise Price	Expected Term (years)	Stock Price Volatility	Risk-Free Rate	Dividend Yield	Option Fair Value
Year-end 2024	$16.46	$27.98 – $29.60	3.41 – 5.73	42.00%	4.29% – 4.42%	0%	$2.92 – $4.72
2025 Vesting	$11.59 – $16.27	$27.98 – $29.60	3.16 – 6.00	41.50% – 46.90%	3.81% – 4.70%	0%	$2.47 – $4.19
Year-end 2025	$9.61	$27.98 – $29.60	4.47 – 6.00	44.90%	3.68% – 4.13%	0%	$1.12 – $4.19

The following table sets forth what we consider to be the most important financial performance measures in how CAP was linked to Company performance during 2025.
Key Financial Measures
Revenue
Adjusted Net Income
Adjusted EBITDA
Adjusted net income and Adjusted EBITDA are non-GAAP financial measures. Please refer to the detailed definitions of these key financial measures, and the reconciliations of these measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission at www.sec.gov.

[72]

COMPARISON OF COMPENSATION ACTUALLY PAID TO PERFORMANCE
The chart below shows CAP for each year along with investment values based on total shareholder return for both the Company and the Nasdaq Biotechnology Index.

Pay versus TSR 2021 - 2025
Indexed Total Shareholder Return
Compensation Actually Paid ($mm)
$140
$120
$100
$80
$60
$40
$20
$0
$12
$10
$8
$6
$4
$2
$0
2020
2021
2022
2023
2024
2025
$100
$99
$89
$92
$91
$120
$79
$65
$50
$36
$21
$1.82
$1.05
$3.60
$1.41
$1.87
$0.88
$2.53
$0.85
$2.08
$0.65
CAP - PEO (Blanchard)
CAP - Avg NEO
Co. TSR
NASDAQ Biotech Index TSR

The chart below shows CAP for each year along with Company net income for each year.

Pay versus Net Income 2021 - 2025
$20
$0
($20)
($40)
($60)
($80)
($100)
Net Income ($mm)
$4
$4
$3
$3
$2
$2
$1
$1
$0
Compensation Actually Paid ($mm)
$4
$3.60
($15)
$1.82
$1.05
$1.41
$1.87
($83)
$0.88
$2.53
($56)
$0.85
($11)
$2.49
$0.68
2021
2022
2023
2024
2025
CAP - PEO (Blanchard)
CAP - Avg NEO
Net Income

[73]

The chart below shows CAP for each year along with Company revenues for each year.

Pay versus Revenue 2021 - 2025
Revenue ($mm)
Compensation Actually Paid ($mm)
$170
$160
$150
$140
$130
$120
$110
$100
$4
$4
$3
$3
$2
$2
$1
$1
$0
$1.82
$1.05
$148
$3.60
$1.41
$156
$1.87
$0.88
$167
$2.53
$0.85
$120
$2.49
$0.68
$113
2021
2022
2023
2024
2025
CAP - PEO (Blanchard)
CAP - Avg NEO
Revenue

Net Income and Revenue are as reported in the Company’s Annual Report on Form 10-K. Revenue for the years ended December 31, 2025, 2024, 2023 and 2022 include revenue from continuing operations and excludes revenue from discontinued operations relating to the sale of the Company’s subsidiary, Arthrosurface Incorporated, in October 2024, and the divestiture of the Company’s subsidiary, Parcus Medical, LLC in March 2025. More information regarding revenue from discontinued operations is listed in Note 3 of Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

[74]

CEO Pay Ratio
As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Dr. Blanchard, our year-end Chief Executive Officer (“CEO”).
For 2025, our last completed fiscal year:
•	The median of the annual total compensation of all our employees (other than our CEO) was $112,114; and
•	The annual total compensation of our CEO, for the purposes of this disclosure, was $4,887,318.
Based on this information, for 2025 the ratio of the annual total compensation of Dr. Blanchard, our year-end CEO, to the median of the annual total compensation of all our employees was 44 to 1.
We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.
1.
We determined that, as of December 31, 2025, our employee population consisted of 238 individuals. This population consisted of our full-time employees employed with us as of the determination date, excluding our CEO. We then excluded one individual in each of two countries (South Africa and Sweden), resulting in a remaining employee population of 236 individuals.

2.
To identify the “median employee” from our employee population, we aggregated for each applicable employee, other than our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2025, which was paid out in early 2026, and (c) the grant date fair value of equity granted in 2025.

3.
Once aggregated, we conducted statistical sampling and gathered additional Summary Compensation Table pay elements for a narrow group of employees who were paid within a narrow range around our median consistently applied compensation measure. From this group, we selected an employee who was reasonably representative of the median of our global employee population.

4.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of $112,114.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

[75]

Director Compensation
The Board maintains a Director Compensation Policy and the Compensation Committee undertakes an annual review of the Director Compensation Policy with input from the Company’s compensation consultant with regard to general compensation trends for director compensation. Each non-employee director receives cash retainers and is eligible for an initial or annual equity award grant, as applicable, with a value and vesting provisions as stated in the Director Compensation Policy.
Cash Compensation
For 2025, the cash compensation of our non-employee directors was not changed from the prior year. Each of our non-employee directors was entitled to annual retainers per the following schedule, with such amounts to be prorated based on the actual number of days served if a director’s service to us commenced after January 1, 2025 or ended prior to the end of 2025:

Compensation Element	2025 Cash Compensation
Board of Directors
Board Chair Retainer	$87,500
Other Directors Retainer	$50,000
Audit Committee
Committee Chair Retainer	$20,000
Other Committee Members Retainer	$10,000
Capital Allocation Committee
Committee Chair Retainer	$10,000
Other Committee Members Retainer	$5,000
Compensation Committee
Committee Chair Retainer	$15,000
Other Committee Members Retainer	$7,500
Governance and Nominating Committee
Committee Chair Retainer	$10,000
Other Committee Members Retainer	$5,000

Equity Compensation
The Board of Directors approved an annual grant of 14,164 restricted stock units to each non-employee director, valued at $149,997 under the 2017 Plan, based on the fair market value of our common stock on June 20, 2025, the date of grant for our then-current directors. These restricted stock units granted to each then-current non-employee director in 2025 vest in one installment on the earlier of the date that is immediately prior to the Annual Meeting or one year from the date of grant.

[76]

Total Compensation
The following table summarizes the compensation earned by non-employee directors in 2025.

Name	Fees earned in cash ($)	Stock awards ($)(1) (2)	Total ($)
Joseph H. Capper	72,500	149,997	222,497
Sheryl L. Conley	75,000	149,997	224,997
Gary P. Fischetti	62,500	149,997	212,497
John B. Henneman, III	117,500	149,997	267,497
William R. Jellison	75,000	149,997	224,997
Glenn R. Larsen, Ph.D.	62,500	149,997	212,497
Stephen O. Richard	80,000	149,997	229,997
Susan L. N. Vogt(3)	80,000	149,997	229,997

(1)
Except as otherwise noted, an amount of 14,164 restricted stock units was awarded per director on June 20, 2025, based on the closing price of $10.59 per share, which vests on the earlier of the Annual Meeting or the one year anniversary of the grant date. The amounts in this column reflect the grant date fair value computed with respect to the restricted stock units granted during 2025 in accordance with ASC 718. See the information appearing in Note 14 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2025 for certain assumptions made in the valuation of these restricted stock unit awards.

(2)
The aggregate number of shares outstanding underlying stock awards for each director as of December 31, 2025 were: 14,164 for each of Mses. Conley and Vogt and Messrs. Capper, Fischetti, Henneman, Jellison, Larsen, and Richard. No director held outstanding option awards as of December 31, 2025.

(3)	Ms. Vogt resigned from the board effective February 1, 2026.
Director and Executive Officer Stock Retention Guidelines
The Board of Directors maintains stock retention guidelines that generally require each of our directors and executive officers to beneficially own certain amounts of our common stock. We believe that ownership of shares of common stock by directors and executive officers helps align the financial interests of these individuals with the interests of stockholders, promotes sound corporate governance, and evidences a commitment to our Company.
Generally, these guidelines require each director to beneficially own, at a minimum, a number of shares (including unvested time-vesting restricted stock or restricted stock units) of common stock having a market value equal to three times the amount of our annual Board retainer for the non-lead or non-chairman director. Each director has three years from the date of their initial election to achieve compliance. Compliance by each director is reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying director must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) the director subsequently acquires through exercise of equity grants, until the director complies with the guidelines. As of December 31, 2025, each of our directors had met their minimum shareholding requirement or was within their phase-in period.

[77]

Stock Ownership Guidelines

CEO 3X base salary

Other NEOs 1X base salary

Includes common stock owned outright and unvested time-vesting RSUs; excludes unvested and vested unexercised options and unvested PSUs
Reviewed annually by the Governance and Nominating Committee
All NEOs have fulfilled their ownership guidelines or are within their phase-in period

Generally, the stock retention guidelines require the Chief Executive Officer to beneficially own, at a minimum, a number of shares (including unvested time-vesting restricted stock or restricted stock units) of common stock having a market value equal to three times the amount of his or her base salary. The guidelines require any other executive officer to beneficially own, at a minimum, the number of shares (including unvested time-vesting restricted stock or restricted stock units) of common stock having a market value equal to the amount of his or her base salary. Each executive officer has five years after initial delegation to achieve compliance. Compliance by each executive officer is reviewed annually by the Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying executive officer must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines. As of December 31, 2025, each of our executive officers had met their minimum shareholding requirement or was within their phase-in period.
Compensation Committee Interlocks and Insider Participation
As of December 31, 2025, the Compensation Committee consisted of Sheryl L. Conley, Joseph H. Capper, Gary P. Fischetti, and Glenn R. Larsen, Ph.D. None of these individuals is or formerly was an officer or employee of our Company, nor have they engaged in any transactions involving our Company that would require disclosure as a transaction with a related person. There are no Compensation Committee interlocks between our Company and any other entity involving our or such entity’s executive officers or directors.
During the fiscal year ended December 31, 2025, none of our executive officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Compensation Committee; (2) a director of another entity, one of whose executive officers served on the Compensation Committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as one of our directors.

[78]

Equity Compensation Plan Information
The following table sets forth information concerning our equity incentive plan as of December 31, 2025.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,770,255(2)	$38.15	1,379,637(3)
Equity compensation plans not approved by security holders	228,242(4)	$22.38	68,238
Total	2,998,492	$31.42	1,447,875

(1)	Excludes unvested restricted stock units.
(2)
Includes our 2017 Plan, as amended, and our 2003 Omnibus Incentive Plan, as amended (collectively, “Incentive Plans”). Outstanding restricted stock units represent share-settled restricted stock units, which convert to common stock without payment consideration. As of December 31, 2025, we also had 306,328 shares to be issued upon vesting of share-settled restricted stock units. The Phantom RSUs and PRSUs have been recorded by the Company as a liability due to the current expectation that the Company will settle some or all of the Phantom RSU and PRSU awards in cash due to a potential shortage of shares in the 2017 Plan at the time of vesting, and are not included. See the information appearing in Note 14 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2025 for certain assumptions made in the valuation of these awards.

(3)
The number of shares remaining available for future issuance under the Incentive Plans includes 1,355,476 shares of common stock that may be awarded pursuant to the 2017 Plan, as amended, and 24,161 shares of common stock that may be issued pursuant to our 2021 Employee Stock Purchase Plan, and excludes 890,754 Phantom RSUs and PRSUs. The 24,161 shares available for issuance under our 2021 Employee Stock Purchase Plan includes an undetermined number of shares underlying options granted during an offering period that extends into 2026.

(4)
Includes our 2021 Inducement Plan. Outstanding restricted stock units convert to common stock without payment consideration. As of December 31, 2025, we also had 36,385 shares to be issued upon vesting of restricted stock units granted.

[79]

Audit Committee Report
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of Nasdaq and the rules and regulations of the SEC, as determined by the Board. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Anika Therapeutics, Inc. (“Anika”). The Audit Committee operates under a written charter approved by the Board. A copy of the current charter is available on the investor relations portion of Anika’s website at https://ir.anika.com/board-committees.
Management is responsible for Anika’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Anika’s internal control over financial reporting. The independent auditor is responsible for performing an integrated audit of Anika’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and for issuing a report on the financial statements and the effectiveness of Anika’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management and the independent auditor. Audit Committee members do not serve as professional accountants or auditors for Anika, and their functions are not intended to duplicate or certify the activities of Anika’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Deloitte & Touche LLP (“Deloitte”), Anika’s independent auditor, to review and discuss the December 31, 2025 audited consolidated financial statements. Management represented that Anika had prepared the consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Audit Committee discussed with Deloitte the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee received from Deloitte the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with Deloitte the firm’s independence. The Audit Committee also considered whether Deloitte’s provision of non-audit services and the audit and non-audit fees paid to Deloitte were compatible with maintaining the firm’s independence. On the basis of these reviews, the Audit Committee determined that Deloitte has the requisite independence.
Management completed the documentation, testing, and evaluation of Anika’s system of internal control over financial reporting as of December 31, 2025 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and Deloitte at Audit Committee meetings throughout the year and provided oversight of the process. Prior to the filing of Anika’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”), with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Anika’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by Deloitte and also included in the Form 10-K. Deloitte’s reports included in the Form 10-K related to its audit of Anika’s consolidated financial statements and the effectiveness of Anika’s internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and Deloitte and the Audit Committee’s review of the information provided by, and the representations of, management and Deloitte, the Audit Committee recommended to the Board that the audited consolidated financial statements as of and for the year ended

[80]

December 31, 2025 be included in the Annual Report. The Audit Committee selected Deloitte as Anika’s independent auditor for the fiscal year ending December 31, 2026 and recommended that the selection be submitted for ratification by the stockholders of Anika.
This report is submitted by the following independent directors who comprise the Audit Committee:

Sheryl L. Conley	William R. Jellison	Stephen O. Richard, Chair

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

[81]

Proposal 2: Ratification of Appointment of Independent Auditor for 2026

Appointment of Independent Auditor by Audit Committee
The Audit Committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms. The Audit Committee’s initial appointment of Deloitte & Touche LLP (“Deloitte”), as independent auditor of our consolidated financial statements for 2017, was ratified by a vote of stockholders at our 2017 Annual Meeting of Stockholders. The Audit Committee again appointed Deloitte as our independent auditor for each of 2018 through 2025 fiscal years, which appointments were ratified by votes of our stockholders at our Annual Meetings of Stockholders for each of those years.
This year the Audit Committee has approved the retention of Deloitte as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2026. Factors considered by the Audit Committee in deciding whether to retain Deloitte included:
•	Deloitte’s global capabilities;
•	Deloitte’s technical expertise and knowledge of our global operations and industry;
•	The quality and candor of Deloitte’s communications with the Audit Committee and management;
•	The quality and efficiency of the services provided by Deloitte, including input from management on Deloitte’s performance;
•	Deloitte’s objectivity and professional skepticism;
•	External data on audit quality and performance, including recent PCAOB reports on Deloitte and its peer firms;
•	Deloitte’s use of technology to aid in audit efficiency;
•	Deloitte’s independence, how effectively Deloitte demonstrated its independent judgment, and the controls and processes in place that help ensure Deloitte’s independence; and
•	The appropriateness of Deloitte’s fees.
Proposed Ratification of Independent Auditor
The Audit Committee is responsible for the appointment, retention, termination, compensation, and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification because we value the views of our stockholders.
The Audit Committee considers Deloitte to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment of Deloitte. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may, in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

[82]

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.
Vote Required
At the Annual Meeting, the ratification of our independent auditor for 2026 requires the affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions will not be treated as votes cast and will have no effect on the vote.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2026.
Fees Paid to Our Independent Auditor
The following table summarizes the fees that we paid or accrued for audit and other services provided by Deloitte, our independent auditor, for the years ended December 31, 2025 and 2024.

Fee Category	2025	2024
Audit fees	$911,272	$1,285,955
Audit-related fees	40,250	30,185
Tax fees	100,872	236,486
All other fees	1,895	1,895
Total fees	$1,054,289	$1,554,521

For purposes of the preceding table:
•
Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years. In addition, audit fees include fees for comfort letters, assistance with and review of documents filed with the SEC, Section 404 attest services, other attest services that generally only the principal independent auditor can provide, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation research work necessary to comply with the standards of the PCAOB.

•
Audit-related fees consist of the aggregate fees billed by Deloitte in each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit or review.

•	Tax fees consist of fees for tax compliance, tax advice, and tax planning services for those years.
•	All other fees consist of the aggregate fees billed by Deloitte in each of the last two fiscal years for products and services other than the services reported herein.

[83]

In considering the nature of the services provided by a principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. In accordance with its charter, the Audit Committee has procedures for pre-approving audit and non-audit services to be provided by the independent auditor. These procedures are designed to ensure the continued independence of the independent auditor. More specifically, the use of the independent auditor to perform either audit or non-audit services is prohibited unless specifically approved in advance by the Audit Committee. As a result of this approval process, the Audit Committee has pre-approved specific categories of services and associated fee budgets. All services outside of the specified categories and all amounts exceeding the approved fee budgets are approved by the Chair of the Audit Committee, who has been delegated the authority to review and approve audit and non-audit related services during the year. A listing of the audit and non-audit services and associated fees approved by the Chair outside the scope of the services and fees initially approved by the full Audit Committee is reported to the full Audit Committee no later than its next meeting. The Audit Committee also regularly receives updates from Deloitte and management about the services actually performed and the associated fees and expenses actually incurred.
In addition, the Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services, and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable. Since May 2003, each new engagement of a principal independent auditor has been approved in advance by the Audit Committee.

[84]

Proposal 3: Advisory Vote on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs for the year ended December 31, 2025, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. At our 2023 Annual Meeting of Stockholders, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of the Board of Directors, our stockholders indicated by advisory vote their preference to hold a “say-on-pay” vote annually. After consideration of the 2023 voting results, and based upon its prior recommendation, the Board elected to hold a stockholder “say-on-pay” vote annually.
As described in the section titled “Compensation Discussion and Analysis” of this Proxy Statement, our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of our company and stockholders. Stockholders are urged to read the section titled “Compensation Discussion and Analysis,” which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our objectives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement.
Accordingly, the following resolution is submitted for a stockholder vote at the Annual Meeting:

“RESOLVED:
That the stockholders of Anika Therapeutics, Inc. approve, on a non-binding, advisory basis, the compensation paid to the named executive officers of Anika Therapeutics, Inc. as disclosed pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement for the 2026 Annual Meeting of Stockholders.”

This vote is advisory and will not be binding upon us, the Compensation Committee or the Board. However, the Board and its Compensation Committee value the opinions of our stockholders and to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
At the Annual Meeting, approval of our 2025 executive compensation requires the affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. While this vote is required by law, it will not be binding on us, the Compensation Committee, or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE NAMED EXECUTIVE OFFICERS IN 2025 BY VOTING “FOR” THIS RESOLUTION.

[85]

Proposal 4: Amendment of 2017 Omnibus Incentive Plan, including an increase in the number of authorized shares under the 2017 Plan

Overview
History of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan
On March 31, 2017, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan (“2017 Plan” or “Original Plan”), for officers, employees, non-employee directors and other key persons of Anika Therapeutics, Inc. and its subsidiaries, subject to the approval of our stockholders. Our stockholders approved the Original Plan at the 2017 Annual Meeting of Stockholders, and the Original Plan has been previously amended, with the approval of our stockholders, as follows.
•
On March 19, 2019, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Original Plan (“First Amended Plan”), to increase the number of shares of common stock reserved by 1,500,000, from 1,200,000 to 2,700,000 shares, subject to the approval of our stockholders. Additionally, the Board approved certain clarifying amendments to the sections governing minimum vesting and tax withholding to facilitate plan administration. Our stockholders approved the First Amended Plan on June 18, 2019.

•
On April 23, 2020, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the First Amended Plan (“Second Amended Plan”), to increase the number of shares of common stock reserved by 800,000, from 2,700,000 to 3,500,000 shares, subject to the approval of our stockholders. The Board also approved an amendment to the First Amended Plan to allow for all 3,500,000 shares authorized under the Second Amended Plan to be issued as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986 (“Code”). No other provisions of the First Amended Plan were proposed to be amended. Our stockholders approved the Second Amended Plan on June 16, 2020.

•
On March 17, 2021, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Second Amended Plan (“Third Amended Plan”), to increase the number of shares of common stock reserved by 1,100,000, from 3,500,000 to 4,600,000 shares, subject to the approval of our stockholders. The Board also approved an amendment to the Second Amended Plan to allow for all 4,600,000 shares authorized under the Third Amended Plan to be issued as Incentive Stock Options under Section 422 of the Code. No other provisions of the Second Amended Plan were proposed to be amended. Our stockholders approved the Third Amended Plan on June 16, 2021.

•
On May 31, 2022, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Third Amended Plan (“Fourth Amended Plan”), to increase the number of shares of common stock reserved by 250,000 from 4,600,000 to 4,850,000 shares, subject to the approval of our stockholders. The Board also approved an amendment to the Third Amended Plan to allow for all 4,850,000 shares authorized under the Fourth Amended Plan to be issued as Incentive Stock Options under the Code. No other provisions of the Third Amended Plan were proposed to be amended. Our stockholders approved the Fourth Amended Plan on June 8, 2022.

•
On April 26, 2023, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Fourth Amended Plan (“Fifth Amended Plan”), to increase the number of shares of common stock reserved by 435,000 from 4,850,000 to 5,285,000 shares, subject to

[86]

the approval of our stockholders. The Board also approved an amendment to the Fourth Amended Plan to allow for all 5,285,000 shares authorized under the Fifth Amended Plan to be issued as Incentive Stock Options under the Code. Additionally, the Board approved an amendment to the Fourth Amended Plan to (i) prohibit substitution of Awards (as defined in the Fourth Amended Plan) without stockholder approval and (ii) count stock-settled Options (as defined in the Fourth Amended Plan) and SARs (as defined in the Fourth Amended Plan) against the number of Shares (as defined in the Fourth Amended Plan) available for the grant of Awards on a gross basis. No other provisions of the Fourth Amended Plan were proposed to be amended. Our stockholders approved the Fifth Amended Plan on June 14, 2023.
•
On April 21, 2025, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Fifth Amended Plan (“Sixth Amended Plan”), to increase the number of shares of common stock reserved by 475,000 from 5,285,000 to 5,760,000 shares, subject to the approval of our stockholders. The Board also approved an amendment to the Fifth Amended Plan to allow for all 5,760,000 shares authorized under the Sixth Amended Plan to be issued as Incentive Stock Options under the Code. No other provisions of the Fifth Amended Plan were proposed to be amended. Our stockholders approved the Sixth Amended Plan on June 20, 2025.

•
On April 26, 2026, the Board, upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Sixth Amended Plan (“Seventh Amended Plan”), to increase the number of shares of common stock reserved by 475,000 from 5,760,000 to 6,235,000 shares, subject to the approval of our stockholders. The Board also approved an amendment to the Sixth Amended Plan to allow for all 6,235,000 shares authorized under the Seventh Amended Plan to be issued as Incentive Stock Options under the Code. No other provisions of the Sixth Amended Plan were proposed to be amended.

Plan Amendment Provides Shares Necessary to Attract, Motivate and Retain Employees Needed to Execute Strategic Plan and Drive Stockholder Value
The Board recommends that stockholders approve the Seventh Amended Plan, a copy of which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. The overall purposes of the Seventh Amended Plan continue to be to ensure our ability to attract, incentivize and retain highly qualified officers, non-employee directors, key employees, and consultants, and to motivate those individuals to expend maximum effort to execute our strategic plan and drive increased stockholder value, by providing those individuals with an opportunity to acquire or increase a direct ownership interest in our Company and to share in its future success.
Re-Alignment of Human and Financial Capital and Sharpened Strategic Focus
In 2025, a key objective for the Company was to focus our human and financial capital on our most promising opportunities to create stockholder value. We made significant progress in 2025 toward our refocused strategy. We executed on key initiatives that drove strong growth in our Commercial Channel, fueled by continued gains in our international OA Pain Management business and further acceleration of sales of the Integrity Implant System. We sharpened our strategic focus on HA-based products and achieved important milestones in our commercial, regulatory and clinical trial goals. Our core HA-based products, including the Integrity Implant System, and Hyalofast and Cingal, once approved for sale in the U.S., provide us with the best value building opportunities.

[87]

Share-based Equity Compensation is a Critical Component of Our Ability to Attract, Motivate and Retain Experienced and Talented Employees and Board Members
In order to execute on our 2025 transformation and achieve our strategic objectives in 2026 and beyond, it is crucial to both incentivize our current key employees with long-term incentives, and to attract and retain new key talent through competitive compensation packages, including equity incentives, in a highly competitive Northeast life sciences industry market. Attracting key talent and strong Board members requires the ability to provide long-term incentives through a program that aligns their interests with increasing stockholder value. As we continue to redefine our business, we believe that our future success depends in large part upon our ability to attract, incentivize and retain highly skilled and experienced executive, managerial, professional, and technical employees and Board members. The ability to offer competitive compensation packages with a meaningful share-based equity component is an important element in achieving our success, especially as we compete to recruit exceptional leadership and key employees with companies, research and academic institutions, government entities, and other organizations in proximity to our corporate headquarters near Boston, Massachusetts, and more broadly. We remain dependent on the members of our senior leadership, technical, and commercial teams, and other key employees, to execute on our plan, the loss of any one of whom could have a material adverse effect on our ability to achieve our strategic priorities. In this fast-changing market where proven leaders and key employees are in high demand and are receiving robust compensation packages from competitors, it is important that we have the ability to issue equity to targeted individuals at all levels of our organization to help attract them to our company, retain their services, and align their interests to those of our stockholders.
Share-based Equity Compensation is Preferable to Cash or Other Compensation Vehicles to Align Management Incentives with Those of Our Stockholders
In the judgement of the Board, our future growth and success is directly correlated to our ability to maintain a competitive position in attracting, motivating, and retaining key employees. The Board believes that approval of the Seventh Amended Plan, including the authorization of the additional shares for issuance thereunder, is in the best interests of our stockholders given the extremely competitive environment in which we attempt to recruit and retain high-value employees.
We are, therefore, seeking stockholder approval to make an additional 475,000 shares available for issuance under the Seventh Amended Plan, which would increase the number of available shares under the plan from 5,760,000 shares as of April 21, 2026, to 6,235,000 shares in total, pending stockholder approval.
Due to share pool constraints in our 2025 and 2026 annual compensation cycles, we determined that it was necessary to implement a revision to our long-term incentive plan that consisted, in part, of the use of the Phantom RSUs and Phantom PRSUs that may be settled in either cash or shares at each vest, at the Company’s discretion.
If the proposed Seventh Amended Plan is not approved by our stockholders, it is possible that we will exhaust the majority of the shares that remain available for issuance under the Sixth Amended Plan by the end of the first quarter of 2027. Not only would it then be more difficult to attract experienced and talented employees through competitive and meaningful share-based long-term incentive plans, it is possible we will be forced to use cash reserves on cash-settled vests of the 2024, 2025 and 2026 Phantom RSUs and Phantom PRSUs. Without the ability to grant share-based compensation, our alternative would be to increase the cash compensation of our employees in order to execute our long-term strategy. We strongly believe that the inclusion of share-based equity compensation in a comprehensive compensation program is preferable to cash or other compensation vehicles from an incentive standpoint as it better aligns the interests of our management team with our stockholders in driving increased stockholder value over both the short-term and the long-term.

[88]

Our Compensation Committee will carefully review and consider all proposed grants under the Seventh Amended Plan. We believe our strategy to drive revenue growth and profitability over the coming years through focusing on our OA Pain Management business and capitalizing on our core HA-based products will deliver superior value to our stockholders and other stakeholders over time, and we look forward to continuing to engage with our stockholders as we strive to achieve our goals and transform and grow our Company. Our compensation programs are a part of, and tie directly into, our strategic plan, and we anticipate seeking stockholder approval at next year’s annual meeting for additional shares needed to continue to fund an equity incentive program designed to align closely with the goals of our comprehensive strategic plan.
Shares Subject to the Plan
The following table summarizes information regarding awards outstanding and shares of our common stock remaining available for grant under the Sixth Amended Plan as of April 21, 2026:

Stock Options Outstanding	2,231,740
Weighted Average Exercise Price of Stock Options Outstanding	$27.15
Weighted Average Remaining Term of Stock Options Outstanding	6.19
Full Value Awards Outstanding (RSAs, RSUs and PSUs)(1)	342,713
Shares Available for Grant under the Sixth Amended Plan(2)	794,928
Shares Available for Grant under the 2021 Inducement Plan	67,600

(1)
The Phantom RSUs and Phantom PRSUs granted in 2024, 2025 and 2026 have been recorded by the Company as a liability due to the current expectation that the Company will settle some or all of the Phantom RSU and Phantom PRSU awards in cash due to a potential shortage of shares in the 2017 Plan at the time of vesting, and are not included.

(2)
The Seventh Amended Plan will continue to employ a “fungible” plan design that assigns a higher cost to “full-value” awards (all awards other than stock options and stock appreciation rights) by reducing the share pool on a greater than one-for-one basis when full-value shares are granted. Consistent with the terms of the Original Plan and each of the First, Second, Third, Fourth, Fifth, and Sixth Amended Plans, we have maintained a fungible rate of 2.0 common shares per full-value award in the Seventh Amended Plan.

The number of shares remaining available for grant under the Sixth Amended Plan as noted in the previous table differs from those reported as of December 31, 2025 because the information at December 31, 2025 does not take into account year-to-date grants made in 2026. Information regarding the number of shares remaining available for grant as required by SEC disclosure rules are discussed in detail under “Equity Compensation Plan Information” on page 79. In addition, we typically align the annual grant cycle for directors to our annual meeting cycle. As a result, we expect to make our annual equity grant to directors immediately following the Annual Meeting, and shares granted to our directors in 2026, along with shares granted to new hires and to existing employees between now and our next annual meeting, will further reduce the shares available for grant under the Sixth Amended Plan.

[89]

Historic Equity Usage
As part of our ongoing review of our compensation plans, we calculate our annual equity “burn rate” to help us determine, among other things, the expected remaining life of our equity incentive plans based on the current number of outstanding shares. Burn rate is calculated by dividing the aggregate number of stock options and full-value awards (as adjusted by the fungible rate as described above) granted during the year by our basic weighted average common shares outstanding during the year. The following table provides detailed information regarding the activity related to our equity incentive plans and weighted average ordinary shares outstanding for each of the three fiscal years ending on December 31, 2025:

Award Type	FY 2023	FY 2024	FY 2025
Stock Options Granted	404,903	547,450	16,300
Stock Settled Restricted Stock/RSUs Granted	442,762	85,624	113,312
Basic Weighted. Avg. Common Shares Outstanding	14,656,000	14,721,000	14,339,000
Annual Burn Rate	5.78%	4.30%	1.69%
Three Year Avg. Burn Rate (FY 2023-2025)			3.92%

*	The Company granted 113,312 and 85,624 traditional share-settled RSUs in 2025 and 2024, respectively.
Based on the recent range of our stock price, our current compensation practices, our anticipated future awards, as well as our three-year burn rate experience, we are requesting an additional 475,000 shares to be added to the 5,760,000 shares already authorized under the Sixth Amended Plan. As of April 21, 2026, the closing price of a share of common stock on the Nasdaq Global Select Market was $15.04.
A copy of the Seventh Amended Plan as approved by the Board on April 26, 2026, marked to show the amendments to the existing Sixth Amended Plan, is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. The following discussion summarizes certain features and effects of the Sixth Amended Plan as proposed to be amended by the Seventh Amended Plan, and it is qualified in its entirety by reference to the terms of Seventh Amended Plan set forth in Appendix A.

[90]

Key Features of the Seventh Amended Plan
The following is a summary of key features of the Seventh Amended Plan, which are intended to protect the interests of our stockholders:
•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and Stock Appreciation Right (“SAR”), is 10 years.
•
Minimum vesting requirement. The Seventh Amended Plan includes minimum vesting requirements that were updated in the First Amended Plan to reflect current administrative practices. Equity-based awards generally cannot vest earlier than one year after grant. Certain limited exceptions are permitted.

•
No repricing, substitution or grant of discounted stock options. The Seventh Amended Plan does not permit the repricing or substitution of options or SARs either by amending an existing award or by substituting a new award at a lower price without stockholder approval. The Seventh Amended Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

•	No transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.
•
No single-trigger vesting on a change in control. In the event of a change in control of our company, the plan administrator may provide for accelerated vesting of outstanding awards, but there is no automatic acceleration of awards upon a change in control.

•
No dividends on options, SARs or unvested share awards. The Seventh Amended Plan prohibits the payment of dividends or dividend equivalents on stock options and SARs, or on any other awards that have not vested.

•
Multiple award types. The Seventh Amended Plan permits the issuance of incentive stock options, non-qualified stock options, SARs, restricted stock units, restricted stock awards, and other types of share and cash-based awards, subject to the share limits of the Seventh Amended Plan. This gives us the flexibility to grant different types of awards as compensation tools to motivate our workforce.

•	Independent oversight. The Seventh Amended Plan is administered by the Compensation Committee, which is comprised of independent members of the Board of Directors.
•	Director limits. The Seventh Amended Plan contains annual limits on the value of awards that may be granted to non-employee directors.
Summary of the Seventh Amended Plan
The following description of certain features of the Seventh Amended Plan is intended to be a summary only, and it is qualified in its entirety by reference to the terms of the Seventh Amended Plan set forth in Appendix A.
Plan Administration
As with the Sixth Amended Plan, the Seventh Amended Plan may be administered by the Board of Directors or the Compensation Committee. The Board or Compensation Committee so acting is referred to below as the Administrator. The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards. In addition, the Administrator may not reprice or substitute outstanding options or cancel stock options or SARs for cash without prior stockholder approval, other than to appropriately reflect changes in our capital structure. The Administrator

[91]

may delegate to the Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.
Eligibility
As with the Sixth Amended Plan, all full-time and part-time officers, employees, non-employee directors, and other key persons of our company and subsidiaries are eligible to participate in the Seventh Amended Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Seventh Amended Plan is currently approximately 251 persons (all service providers of our company and subsidiaries), including 3 executive officers, 239 employees who are not executive officers, 7 non-employee directors, and 2 consultants. The Administrator will use its discretion to select individuals to participate in the Seventh Amended Plan who are responsible for, or contribute to, our management, growth, or profitability.
Plan Limits
The number of shares of common stock authorized for issuance under the Seventh Amended Plan is 6,235,000 shares comprised of the 5,760,000 shares approved under the Sixth Amended Plan and 475,000 additional shares if the amendment to the Sixth Amended Plan is approved by the stockholders. These additional shares represent 3.3% of the fully diluted common stock outstanding as of April 21, 2026. In addition, any shares subject to outstanding awards under the Sixth Amended Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Seventh Amended Plan. As well, under the Seventh Amended Plan, up to 6,235,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the Seventh Amended Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.
The Seventh Amended Plan clarifies certain provisions of the Sixth Amended Plan to make clear certain restrictions around share counting and share recycling as described below. For purposes of determining the number of shares available for issuance under the Seventh Amended Plan, the grant of any “full value award” (i.e., a restricted stock award, deferred stock award, unrestricted stock award, or performance share) shall be deemed an award of two shares for each share subject to such full value award. For purposes of determining the number of shares available for issuance under the Seventh Amended Plan, the grant of any option or SAR shall be deemed an award of one share for each share subject to such option or SAR.
If any award expires, terminates, is settled in cash, or is surrendered or forfeited, the shares subject to such awards will not count against the aggregate number of shares of common stock available for grant under the Seventh Amended Plan. Additionally, awards granted in assumption of or in substitution for awards previously granted by an acquired company will not count against the shares available for grant. Shares issuable upon exercise, vesting, or settlement or an award, or shares surrendered or tendered to pay the exercise price or taxes required to be withheld with respect to an award, shall not be available again for the grant of awards. Additionally, if the amendment to the Sixth Amended Plan is approved by the stockholders, under the Seventh Amended Plan shares withheld upon the net settlement or net exercise of stock options or stock-settled SARs granted under the Seventh Amended Plan shall not be available again for the grant of awards.
The Seventh Amended Plan makes no changes to the individual award limits included in the Sixth Amended Plan, although these award limits are no longer needed as the result of changes in the federal tax laws effective in 2018. The maximum award of stock options or SARs granted to any one individual will not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar-year period.

[92]

Awards to Non-Employee Directors
As under the Sixth Amended Plan, the maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of our company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes): (a) $500,000 for the Chair of the Board; and (b) $425,000 for each non-employee director other than the Chair of the Board. However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit.
Tax Withholding
Participants under the Seventh Amended Plan are responsible for the payment of any federal, state, or local taxes that we are required by law to withhold upon any option or SAR exercise or vesting or payment of other awards. Subject to approval by the Administrator, participants may elect to have the tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to us shares of common stock having a value equal to the amount of such taxes. Such share withholding may be made at up to maximum statutory tax rates.
Change of Control Provisions
As under the Sixth Amended Plan, the Seventh Amended Plan provides that upon the effectiveness of a “change in control” as defined in the Seventh Amended Plan, the Administrator may take any one or more of the following actions, with or without the consent of a participant: (a) accelerate the vesting or settlement of awards on the terms and conditions determined by the Administrator (including upon a participant’s separation from service following the change in control); (b) permit the assumption or substitution of outstanding awards by the acquiror in the change in control, and cancel any awards that are not assumed or substituted for; or (c) cancel outstanding vested awards in exchange for cash, the stock of the acquiror, or other property having a fair market value equal to the consideration paid for shares in the change in control (reduced by the exercise price of an award, if necessary).
Adjustments for Stock Dividends, Mergers, etc.
As under the Sixth Amended Plan, subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Seventh Amended Plan and to any outstanding awards, and in the option exercise price, SAR exercise price, or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the Seventh Amended Plan. If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Administrator may unilaterally amend outstanding awards under the Seventh Amended Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price, or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Administrator. The Administrator may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

[93]

No Repricing or Substitution
As under the Sixth Amended Plan, without stockholder approval, the Administrator is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Sixth Amended Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for or substitution of cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.
Minimum Vesting Provisions
Equity-based awards granted under the Seventh Amended Plan will have a one-year minimum vesting requirement. This requirement does not apply to (1) substitute awards resulting from acquisitions, (2) shares delivered in lieu of fully vested cash awards, or (3) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the Compensation Committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the Sixth Amended Plan. In addition, the minimum vesting requirement does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.
Amendments and Termination
Unless earlier terminated by the Board of Directors, the Seventh Amended Plan will terminate, and no further awards may be granted, 10 years after the date on which the Original Plan was approved by stockholders. The Board may amend, suspend, or terminate the Seventh Amended Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Seventh Amended Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.
Types of Awards
The Seventh Amended Plan makes no changes to the types of awards as authorized under the Sixth Amended Plan, which are summarized below.

[94]

Stock Options
Options granted under the Seventh Amended Plan may be either incentive stock options, which must comply with Code Section 422, or non-qualified stock options. Incentive stock options may be granted only to employees of our company or any subsidiary. Options granted under the Sixth Amended Plan will be non-qualified stock options if they (a) fail to qualify as incentive stock options, (b) are granted to a person not eligible to receive incentive stock options under the Code, or (c) otherwise so provide. Non-qualified stock options may be granted to persons eligible to receive incentive stock options and to non-employee directors and other key persons. The Administrator has authority to determine the terms and conditions of options at the time of grant, including quantity of shares covered, exercise price, method of exercise, vesting conditions, the term (which cannot exceed 10 years), and other conditions on exercise. Stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). The Seventh Amended Plan prohibits the payment of dividends or dividend equivalent rights on unvested stock options.
Stock Appreciation Rights
The Administrator may award SARs, with a term not to exceed 10 years. Upon exercise of an SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in such right times the number of shares of common stock with respect to which the SAR is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator. The exercise price is the fair market value of the common stock on the date of grant. The Seventh Amended Plan prohibits the payment of dividends or dividend equivalent rights on SARs.
Restricted Stock and Restricted Stock Unit Awards
The Administrator may grant shares of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Administrator’s discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by the Administrator. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Administrator.
Other Share-Based and Cash-Based Awards
The Administrator may also grant awards based on shares of stock, either alone or in addition to or in conjunction with other awards. Such awards may be granted in lieu of other cash or other compensation to which a participant is entitled from us or may be used in the settlement of amounts payable under any of our other compensation plans or arrangements. The Administrator shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of shares to be granted pursuant to such Awards, and all other terms of such Awards. The Administrator may grant cash bonuses under the Seventh Amended Plan. The cash bonuses may be subject to achievement of certain performance goals.
Performance Awards
At the time of grant, the Administrator may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Administrator may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

[95]

New Plan Benefits
A new plan benefits table for the Seventh Amended Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Seventh Amended Plan if the Seventh Amended Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Seventh Amended Plan will be made at the Administrator’s discretion, subject to the terms and conditions of the Seventh Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Seventh Amended Plan are not determinable at this time.
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the Seventh Amended Plan generally applicable to us and to participants in the Seventh Amended Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Non-qualified Stock Options
A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the aggregate fair market value of the exercised shares underlying the stock option on the date of exercise and the aggregate exercise price of the exercised shares. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be the fair market value of the shares on the exercise date.
Incentive Stock Options
A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a non-qualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

[96]

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the aggregate fair market value of the exercised shares underlying the SAR on the date of exercise and the aggregate grant price of the exercised shares.
Restricted Stock Awards, Restricted Stock Units, and Performance Awards
A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.
Other Stock or Cash-Based Awards
The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.
Tax Consequences to Us
In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.
Section 409A
We intend that awards granted under the Seventh Amended Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.
Tax Withholding
We are authorized to deduct or withhold from any award granted or payment due under the Seventh Amended Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Seventh Amended Plan until all tax withholding obligations are satisfied.
Vote Required
At the Annual Meeting, the approval of the amendment to the Sixth Amended Plan, in the form of the Seventh Amended Plan attached as Appendix A to this Proxy Statement, requires the affirmative vote of the holders of a majority in voting power of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

[97]

Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE SIXTH AMENDED PLAN IN THE FORM OF THE SEVENTH AMENDED PLAN ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT.

[98]

Proposal 5: Amendment of 2021 Employee Stock Purchase Plan, including an increase in the number of authorized shares under the 2021 Plan

Overview
History of the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan
The Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board of Directors on March 17, 2021 and approved by the stockholders of the Company on June 16, 2021. The ESPP is a broad-based plan that provides an opportunity for eligible employees of the Company and its participating subsidiaries to purchase shares of our common stock at a discount from the then-current market price. The ESPP is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”). As originally approved, the ESPP authorized an aggregate of 200,000 shares of common stock for issuance thereunder. As of April 21, 2026, a total of 24,161 shares of common stock remained available for future purchases under the ESPP, which are expected to be fully utilized as of the next purchase date on May 14, 2026.
Plan Amendment Provides Shares Necessary to Continue Broad-Based Employee Stock Ownership Program
In view of the anticipated issuance of all shares remaining available under the ESPP, the Board of Directors has approved, subject to stockholder approval at the Annual Meeting, an amendment to the ESPP (the “ESPP Amendment”) to increase the number of shares of our common stock reserved for issuance under the ESPP by 200,000 shares, from 200,000 shares to 400,000 shares in total. If our stockholders approve the ESPP Amendment, it will become effective on the date of such stockholder approval. If our stockholders do not approve the ESPP Amendment, the number of shares of our common stock reserved for future purchases under the ESPP will not increase and the ESPP will be suspended until such time as our stockholders approve an increase to the ESPP.
Approval of the ESPP Amendment by our stockholders will enable the Company to continue to offer a market-relevant, broad-based stock purchase plan to employees. Our Compensation Committee believes that the ESPP is in the best interest of the Company and its stockholders because it provides an important tool to attract, retain and reward the talented professionals needed for our success. In addition, by encouraging share ownership by employees, the ESPP aligns the interests of employees and stockholders. Without the ability to continue offering the ESPP, we would lose a meaningful and cost-effective vehicle for fostering employee ownership and alignment with stockholder interests. We believe that the proposed share pool increase to the ESPP pursuant to the ESPP Amendment is reasonable, appropriate, and in the best interests of our stockholders.
Summary of Material Provisions of the ESPP
The following description of certain provisions of the ESPP (as proposed to be amended by the ESPP Amendment) is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP, as amended. It is our intention that the ESPP qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

[99]

Shares Subject to the Plan
Subject to adjustment upon changes in capitalization of the Company, the maximum number of shares of our common stock that will be authorized and reserved for issuance under the ESPP, if the ESPP Amendment is approved by our stockholders, will be 400,000 shares of our common stock, comprised of 200,000 shares as originally authorized under the ESPP, plus an additional 200,000 shares of our common stock if the ESPP Amendment is approved by our stockholders at the Annual Meeting.
Plan Administration
The ESPP will be administered by the Compensation Committee of the Board of Directors, or such other committee as determined by the Board (the “Committee”). The interpretation and construction by the Committee of any provisions of the ESPP or of any option granted under it will be final, unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the ESPP as it may deem best, provided that any such rules and regulations will be applied on a uniform basis to all employees under the ESPP. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the ESPP or any option granted under it.
Eligibility
Except as otherwise determined by the Committee with respect to an Offering Period (as defined below and in the ESPP) prior to the start date thereof, all employees of the Company or any of its participating subsidiaries who are employed on the start date of any Offering Period and have continuously been employed with the Company or such participating subsidiary for at least one month prior to such start date will be eligible to participate and receive an option with respect to such Offering Period. In no event, however, may an employee be granted an option if such employee, immediately after the option is granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation. No employee may be granted an option under the ESPP that permits the employee to purchase shares of our common stock having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year.
Payroll Deductions; Participation
Participation in the ESPP is limited to eligible employees who authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's Compensation (as defined in the ESPP), unless otherwise determined by the Committee in advance of an Offering Period. As of April 21, 2026, there were approximately 216 employees who are eligible to participate in the ESPP. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive Offering Periods until such time as that employee withdraws from the ESPP, files a new authorization, becomes ineligible to participate in the ESPP, or his or her employment ceases.
Offering Periods
Except as otherwise determined by the Committee, each offering of common stock under the ESPP will be for a period of approximately six months (each, an “Offering Period”). Unless otherwise determined by the Committee, an Offering Period will start on each May 15 and November 15 and end on the following November 14 and May 14, respectively. The end date within each Offering Period will be the day on which

100

shares of common stock are purchased by participants (the “Exercise Date”). The Committee may establish different Offering Periods or Exercise Dates under the ESPP. In no event will an Offering Period under the ESPP exceed twenty-seven months.
Exercise Price
On the start date of each Offering Period, the Company will grant to each eligible employee who has elected to be a participant in the ESPP an option to purchase shares of our common stock. On the Exercise Date of each Offering Period, the participant is deemed to have exercised the option, at the Option Price (as defined in the ESPP), to the extent of accumulated payroll deductions. The Option Price per share for each Exercise Date within an Offering Period will be the lesser of (i) 85% of the Fair Market Value of the common stock on the start date of the Offering Period and (ii) 85% of the Fair Market Value of the common stock on the Exercise Date, in either event rounded up to the nearest cent. The maximum number of shares of common stock that may be purchased by any participant in any Offering Period is 800 shares (subject to adjustment and as may be amended by the Committee from time to time with respect to an Offering Period prior to the start date thereof).
Terms of Participation
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, deductions may not be increased or decreased during an Offering Period. A participant may withdraw from the ESPP and such Offering Period (in whole but not in part) by giving notice at least three business days prior to the end date of such Offering Period, in which case the Company will promptly refund, without interest, the entire balance of his or her unused payroll deduction account under the ESPP. To re-enter the ESPP, an employee who has previously withdrawn must file a new authorization at least ten business days before the first day of the next Offering Period in which he or she wishes to participate.
Term; Amendments and Termination
Unless terminated sooner, the ESPP will terminate on the tenth anniversary of its approval by the Company's stockholders. The Board may terminate the ESPP at any time, but such termination will not affect options then outstanding under the ESPP. The Committee or the Board may from time to time adopt amendments to the ESPP; provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the ESPP; (ii) change the class of employees eligible to receive options under the ESPP, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) be made if it would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code or would require stockholder approval under the exchange listing rules applicable to the Company.
New Plan Benefits
Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable at this time.

101

Plan Benefits
The table below shows, as to the listed individuals and specified groups, the aggregate number of shares of common stock purchased under the ESPP, since its inception through April 21, 2026.

Name	Number of Shares of Common Stock Purchased
Cheryl R. Blanchard, Ph.D. Executive Chair of the Board (former President and Chief Executive Officer)	2,787
Stephen D. Griffin President and Chief Executive Officer (former EVP, CFO and COO)	1,600
David B. Colleran Executive Vice President, General Counsel and Secretary	4,204
Anne M. Nunes Former Senior Vice President, Chief Operations Officer	2,717
Ian W. McLeod Senior Vice President, Chief Accounting Officer and Treasurer	2,766
All executive officers as a group	14,074
All current directors who are not executive officers as a group	0
Each nominee for election as a director	0
Each associate of any executive officers, current directors or director nominees	0
Each other person who received or is to receive 5% of awards	0
All employees, excluding executive officers, as a group	161,765

Summary of Federal Income Tax Consequences
The following is only a summary of the effect of the United States income tax laws and regulations upon an employee and us with respect to an employee's participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.
A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of our common stock under the terms of the ESPP. If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable Offering Period or within one year from the Exercise Date (a “disqualifying disposition”), the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of

102

ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 12 months, or short-term if the participant's holding period is 12 months or less. If the participant disposes of shares purchased upon exercise of an option granted under the ESPP at least two years after the first day of the applicable Offering Period and at least one year after the Exercise Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the common stock on the first day of the Offering Period in which the shares were purchased and (2) the excess of the amount actually received for the common stock over the amount paid. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss. We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.
Vote Required
At the Annual Meeting, the approval of the ESPP Amendment, in the form attached as Appendix B to this Proxy Statement, requires the affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.
Board Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ANIKA THERAPEUTICS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT.

103

Participation in the Virtual Annual Meeting
The Board of Directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year, the Board again chose a virtual meeting format for the Annual Meeting. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location using any convenient internet connected devices, including smart phones and tablets, and laptop or desktop computers. The virtual format allows stockholders to submit questions during the meeting.
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ANIK2026 and enter the control number included on their proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a control number, in order for you to be able to participate in, and vote at, the Annual Meeting.
Stockholders can vote their shares and submit questions via the internet during the Annual Meeting by accessing the annual meeting website at virtualshareholdermeeting.com/ANIK2026. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding Anika as time allows. Questions relating to stockholder proposals or Anika may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.
Online check-in to the Annual Meeting webcast will begin at 8:15 a.m., Eastern time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at https://ir.anika.com/annual-reports-and-proxies for ninety (90) days after the Annual Meeting. This audio replay will include each stockholder question addressed during the Annual Meeting.
We are utilizing technology from Broadridge Financial Solutions, Inc. (“Broadridge”), the leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

104

Questions and Answers about the Annual Meeting
Q:	When and where will the Annual Meeting be held?
A:
This year the Annual Meeting of Stockholders of Anika Therapeutics, Inc., which we refer to throughout this Proxy Statement as the Annual Meeting, will be held exclusively by webcast at virtualshareholdermeeting.com/ANIK2026 on June 18, 2026, beginning at 8:30 a.m., Eastern time. We encourage you to access the Annual Meeting webcast prior to the start time.

Q:	Who may join the Annual Meeting?
A:
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ANIK2026 and enter the control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 8:15 a.m., Eastern time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.
Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?
A:	We are furnishing stockholders of record with access to, or copies of, the following proxy materials:
•	Our 2025 Annual Report on Form 10-K filed on March 3, 2026, which includes our audited consolidated financial statements;
•	This Proxy Statement for the Annual Meeting, which also includes a Notice of Annual Meeting of Stockholders;
•	For most stockholders, a Notice of Internet Availability of Proxy Materials; and
•	For other stockholders who are receiving printed copies by mail, the 2025 Annual Report on Form 10-K filed on March 3, 2026, this Proxy Statement and a proxy card for the Annual Meeting.
These materials were first made available on the internet or mailed to stockholders on or about April 28, 2026.
Q:	Why was I mailed a Notice of Internet Availability of Proxy Materials rather than a printed set of proxy materials?
A:
In accordance with rules and regulations adopted by the Securities and Exchange Commission (“SEC”), we are furnishing the proxy materials to most stockholders by providing access via the internet, instead of mailing printed copies. This e-proxy process expedites our stockholders’ receipt of proxy materials, lowers our costs, and reduces the environmental impact of the Annual Meeting.

The Notice of Internet Availability of Proxy Materials tells you how to access and review the proxy materials on the internet and how to vote on the internet. The Notice also provides instructions you may follow to request paper or e-mailed copies of our proxy materials.

105

Q:	Are the proxy materials available via the Internet?
A:
You can access and review the proxy materials for the Annual Meeting at www.proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability of Proxy Materials or proxy card to obtain your control number and other personal information needed to vote by proxy or virtually.

Q:	What is a proxy?
A:
Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board of Directors asks that you review this Proxy Statement carefully and then vote by following the instructions set forth on the enclosed proxy card. In voting on the enclosed proxy card prior to the Annual Meeting, you will deliver your proxy to Stephen D. Griffin and Ian W. McLeod, which means you will authorize each of Messrs. Griffin and McLeod to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?
A:	•
Proposal 1. Election of three Class III Director nominees;
•	Proposal 2. Ratification of the appointment of our independent auditor for 2026;
•	Proposal 3. Approval, as an advisory vote, of 2025 executive compensation as disclosed in this Proxy Statement;
•	Proposal 4. Amendment of our 2017 Omnibus Incentive Plan, including an increase in the number of authorized shares under the 2017 Plan; and
•	Proposal 5. Amendment of our 2021 Employee Stock Purchase Plan, including an increase in the number of authorized shares under the 2021 Plan.
•	Any other matter that properly comes before the Annual Meeting or any adjournment or postponement thereof.
Q:	Who can vote at the Annual Meeting?
A:
Stockholders of record of common stock at the close of business on April 21, 2026, the record date, will be entitled to vote at the Annual Meeting. A total of 13,305,624 shares of common stock were outstanding as of the record date. Each share outstanding on the record date will be entitled to one vote on each proposal.

Q:	What is a stockholder of record?
A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Equiniti Trust Company, LLC.
Q:	What does it mean for a broker or other nominee to hold shares in “street name”?
A:	If you beneficially own shares held in an account with a broker, bank, or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.”

106

An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, under the rules of the New York Stock Exchange, the organization’s authority to vote your shares will depend upon whether the proposal is considered a “routine” or non-routine matter.
•
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2026 (Proposal 2).

•
The organization generally may not vote on non-routine matters, including Proposals 1, 3, 4 and 5. Instead, it will inform the inspector of elections that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:	How do I vote my shares if I do not attend the Annual Meeting?
A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
•
Via the Internet: You may vote via the internet at www.proxyvote.com in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2026. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the internet, you do not need to return a proxy card.

•
By Telephone: If you receive a proxy card by mail, you may also vote by calling the toll-free number listed on the proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2026. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card.

•
By Mail: If you receive a proxy card by mail, you may also vote by marking, signing and dating the proxy card and returning it in the postage-paid return envelope provided with the proxy card. Your proxy card must arrive by June 17, 2026.

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker, or other nominee. In general, you may vote prior to the Annual Meeting as follows:
•
Via the Internet: You may vote via the internet at www.proxyvote.com in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2026. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the internet, you do not need to return a proxy card.

•
By Telephone: If you receive a proxy card by mail, you may also vote by calling the toll-free number listed on the proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 17, 2026. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card.

107

•
By Mail: If you receive a proxy card by mail, you may also vote by marking, signing and dating the proxy card and returning it in the postage-paid return envelope provided with the proxy card. Your proxy card must arrive by June 17, 2026.

For your information, voting via the internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.
Q:	Can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	Can I ask questions at the Annual Meeting?
A:
If you are a stockholder of the Company, you may submit questions via the internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/ANIK2026. We will answer timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding Anika in the order in which the questions are received as time allows. Questions relating to agenda items may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?
A:
The Board considers the appropriate format of our annual meeting of stockholders on an annual basis. This year, as in prior years, the Board chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location using any convenient internet-connected devices, including smart phones and tablets, and laptop or desktop computers.

The virtual format allows stockholders to submit questions during the meeting. We are utilizing technology from Broadridge, the leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.
Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:
An audio replay of the Annual Meeting will be posted and publicly available at https://ir.anika.com/annual-reports-and-proxies following the Annual Meeting and will remain publicly available for ninety (90) days after the Annual Meeting. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

108

Q:	May I change my vote or revoke my proxy?
A:	If you are a stockholder of record, you may later change or revoke your proxy at any time before it is exercised by:
•	Written notification to the Corporate Secretary of the Company at Office of the Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730;
•	Voting via the internet or telephone at a later time;
•	Submitting a validly executed proxy card with a later date; or
•	Voting via the internet at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.
Q:	What happens if I do not give specific voting instructions?
A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board on all proposals presented in this Proxy Statement and as they may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank, or other organization that is the stockholder of record of your shares, the organization generally may not vote on some proposals. Instead, the organization will inform the inspector of election that it does not have the authority to vote on the specific matter. As a result, beneficial owners of shares held in street name that do not provide specific voting instructions will not have an effect on the outcome of certain proposals. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.
Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?
A:
Online check-in to the Annual Meeting webcast will begin at 8:15 a.m., Eastern time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	What if other matters are presented at the Annual Meeting?
A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting or any adjournment or postponement thereof. We do not know of any other matters to be presented for consideration at the Annual Meeting.

109

Other Matters
The Board of Directors does not know of any other matters that will come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

110

Solicitation Expenses
All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies in person or by telephone, e-mail, and facsimile. We will reimburse banks, brokerage firms, and other custodians, nominees, trustees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to and soliciting proxies from beneficial holders of our shares.

111

Stockholder Proposals; Director Nominations; Universal Proxy Rules
In order for stockholder proposals for the 2027 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals before December 29, 2026. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy, and proposals should be directed to: Office of the Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. All proposals will need to comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027.
Our bylaws and Policy and Procedures for Stockholder Nominations to the Board set forth the procedures you must follow in order to nominate a director for election or make a proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, in order for business to be properly brought before the Annual Meeting by a stockholder, the stockholder must have given us timely notice thereof in proper written form, including all required information, at our corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, directed to the attention of the Office of the Secretary, between February 18, 2027 and March 20, 2027. The proposal must also comply with the other requirements contained in the bylaws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. We have posted copies of our bylaws and our Policy and Procedures for Stockholder Nominations to the Board of Directors in the investor relations section of our website at https://ir.anika.com/governance-documents.
The chair of the meeting has the power and duty to (a) determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in our bylaws and (b) declare that a proposed nomination shall be disregarded or that proposed business shall not be transacted if such proposed nomination or business was not made or proposed in compliance our bylaws. Additionally, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by us.

112

Cautionary Note Regarding Forward Looking Statements
This Proxy Statement contains forward-looking statements that involve a number of risks and uncertainties, many of which are outside our control. All statements other than statements of historical facts included in this Proxy Statement are forward-looking statements and may include, among others, statements relating to: our business, business strategy and anticipated operating initiatives and results; anticipated regulatory decisions or actions with respect to our products; our corporate governance; our stockholder engagement; our executive compensation plans; our programs and initiatives with respect to environmental, social and governance matters; our corporate culture; and our human capital management policies, practices and initiatives. Forward-looking statements are based upon the current beliefs and expectations of our management. Our actual results could differ materially from any anticipated future results, performance or achievements described in forward-looking statements as the result of a number of factors, including those described in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC, which filings are available on our investor relations website at https://ir.anika.com/sec-filings and the SEC’s website at www.sec.gov. Any forward-looking statement made in this Proxy Statement is based only on information currently available to us and speaks only as of the date on which it is made, and we undertake no obligation to publicly update any forward-looking statement other than as required by law.

113

Householding
SEC rules permit us to deliver a single copy of our 2025 Annual Report on Form 10-K and this Proxy Statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2025 Annual Report on Form 10-K and this Proxy Statement by sending us a written request made to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, Attention: Office of the Secretary or by calling (781) 457-9000. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of our annual reports to stockholders and Proxy Statements may contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record. STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS CONTAINED THEREIN, FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2025 BY WRITING TO OUR SECRETARY AT ANIKA THERAPEUTICS, INC., 32 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730.

114

Appendix A
ANIKA THERAPEUTICS, INC.
2017 OMNIBUS INCENTIVE PLAN
(Marked to Show 2026 Amendment)
Anika Therapeutics, Inc. sets forth herein the terms of its 2017 Omnibus Incentive Plan.
1. PURPOSE
The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, Non-employee Directors, employees, consultants and advisors, and to motivate such individuals to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Upon the Plan becoming effective, no further awards shall be made under the Prior Plan.
2. DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award /Agreements), the following definitions shall apply:
“Acquiror” shall have the meaning set forth in Section 15.2.1.
“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.
“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.
“Award” means a grant under the Plan of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award.
“Award Agreement” means a written agreement between the Company and a Participant, or notice from the Company or an Affiliate to a Participant that evidences and sets out the terms of an Award.
“Board” means the Board of Directors of the Company.
“Business Combination” shall have the meaning set forth in Section 15.2.2.
“Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement: (i) any material breach by the Participant of any agreement between the Participant and the Company; (ii) the conviction of or plea of nolo contendere by the Participant to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Participant of the Participant’s duties to the Company. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Participant’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliate to have terminated the

A-1

Participant’s service for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.
“Change in Control” shall have the meaning set forth in Section 15.2.2.
“Code” means the Internal Revenue Code of 1986.
“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as Performance-Based Compensation, to the extent required by Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.
“Company” means Anika Therapeutics, Inc., a Massachusetts corporation, or any successor corporation.
“Common Stock” means the common stock of the Company.
“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.
“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4.
“Disability” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement, the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s employment, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).
“Effective Date” means June 13, 2017, the date the Plan was approved by the Stockholders.
“Exchange Act” means the Securities Exchange Act of 1934.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.
“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing

A-2

the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.
“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.
“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
“Incumbent Directors” shall have the meaning set forth in Section 15.2.2.
“New Shares” shall have the meaning set forth in Section 15.1.
“Non-employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.
“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
“Option” means an option to purchase one or more Shares pursuant to the Plan.
“Option Price” means the exercise price for each Share subject to an Option.
“Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Shares.
“Participant” shall mean a person who, as a Service Provider, has been granted an Award under the Plan; provided, however, that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.
“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).
“Plan” means this Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.
“Policy” shall have the meaning set forth in Section 3.2.2.
“Prior Plan” means the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended.
“Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.
“Restricted Stock” means restricted Shares, awarded to a Participant pursuant to Section 10.
“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Participant pursuant to Section 10.
“SAR Exercise Price” means the per Share exercise price of a SAR granted to a Participant under Section 9.
“SEC” means the United States Securities and Exchange Commission.
“Section 162(m)” means Code Section 162(m).
“Section 409A” means Code Section 409A.

A-3

“Securities Act” means the Securities Act of 1933.
“Separation from Service” means the termination of the applicable Participant’s employment with, and performance of services for, the Company and each Affiliate. A Participant employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate shall not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Participant immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.
“Service Period” shall have the meaning set forth in Section 10.1.
“Service Provider” means an employee, officer, Non-employee Director or Consultant of the Company or an Affiliate.
“Share” means a share of Common Stock.
“Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Section 9.
“Stockholders” means the stockholders of the Company.
“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).
“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.
“Voting Securities” shall have the meaning set forth in Section 15.2.2.
3. ADMINISTRATION OF THE PLAN
3.1. General
The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the

A-4

Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan or any Award Agreement, or with respect to any Award, shall be in the sole discretion of the Board and shall be final, binding and conclusive on all persons. Without limitation, the Board shall have full and final power and authority, subject to the other terms of the Plan, to:
(i)	designate Participants;
(ii)	determine the type or types of Awards to be made to Participants;
(iii)	determine the number of Shares to be subject to an Award;
(iv)
establish the terms of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)
subject to applicable law, delegate its authority and duties to the Chief Executive Officer with respect to the granting of Options to individuals who are not Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act. Any such delegation by the Board shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’ delegate or delegates that were consistent with the terms of the Plan.;

(vi)	prescribe the form of each Award Agreement; and
(vii)
amend, modify or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

3.2. Separation from Service for Cause; Clawbacks
3.2.1. Separation from Service for Cause
The Company may annul an Award if the Participant incurs a Separation from Service for Cause.
3.2.2. Clawbacks
All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

A-5

3.3. Deferral Arrangement
The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents as provided in Section 17.10, including converting such credits into deferred Share units.
3.4. No Liability
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.
3.5. Book Entry
Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.
3.6. No Repricing
Notwithstanding any provision herein to the contrary, the repricing or substitution of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for or substitution of another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
4. STOCK SUBJECT TO THE PLAN
4.1. Authorized Number of Shares
Subject to adjustment under Section 15, the total number of Shares authorized to be awarded under the Plan shall not exceed ~~5,760,000~~ 6,235,000 shares. The grant of any full value Award (i.e., an Award other than an Option or a SAR) shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award of two (2) Shares for each Share actually subject to the Award. The grant of an Option or SAR shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award for one (1) Share for each such Share actually subject to the Award. Any Shares returned to the Plan pursuant to Section 4.2 shall be returned to the reserved pool of Shares under the Plan in the same manner. In addition, Shares underlying any outstanding award granted under a Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise.
4.2. Share Counting
4.2.1. Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.
4.2.2. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

A-6

4.2.3. If Shares issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.
4.2.4. If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Participant (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award, withheld upon the net settlement or net exercise of Options or stock-settled SARs granted under the Plan, or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall not be available again for the grant of Awards.
4.2.5. Substitute Awards shall not be counted against the number of Shares available for the grant of Awards.
4.3. Award Limits
4.3.1. Incentive Stock Options
Subject to adjustment under Section 15, ~~5,760,000~~ 6,235,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.
4.3.2. Individual Award Limits for Section 162(m) — Share-Based Awards
Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Participant in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 400,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 400,000 Shares.
4.3.3. Individual Award Limits for Section 162(m) — Cash-Based Awards The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Participant in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1,000,000; and (ii) all other cash-based Performance Awards: $1,000,000.
4.3.4. Director Awards
The maximum value of Awards granted during any calendar year to any Non-employee Director, taken together with any cash fees paid to such Non-employee Director during the calendar year and the value of awards granted to the Non-employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of grant date for financial reporting purposes): (i) $500,000 for the non-employee Chair or Lead Director of the Board and (ii) $425,000 for each Non-employee Director other than the Chair or Lead Director of the Board; provided, however, that awards granted to Non-employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4.
5. EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1. Term
The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

A-7

5.2. Amendment and Termination of the Plan
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.
6. AWARD ELIGIBILITY AND LIMITATIONS
6.1. Service Providers
Subject to this Section 6, Awards may be made to any Service Provider as the Board may determine and designate from time to time.
6.2. Successive Awards
An eligible person may receive more than one Award, subject to such restrictions as are provided herein.
6.3. Stand-Alone, Additional, Tandem, and Substitute Awards
Subject to Section 3.6 above, Awards may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).
6.4. Minimum Vesting
Notwithstanding any other provision of the Plan to the contrary, Share-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards, and (iii) Awards to Non-employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant; provided, that, the Board may grant Share-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 15); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.
7. AWARD AGREEMENT
The grant of any Award may be contingent upon the Participant executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes

A-8

acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.
8. TERMS AND CONDITIONS OF OPTIONS
8.1. Option Price
The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.
8.2. Vesting
Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.
8.3. Term
Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of the Option term stated in the Award Agreement not to exceed 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.
8.4. Limitations on Exercise of Option
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event which results in termination of the Option.
8.5. Method of Exercise
An Option that is exercisable may be exercised by the Participant’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.
8.6. Rights of Holders of Options
Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. An individual holding an Option shall not have the right to receive cash or dividend payments or distributions attributable to the subject Shares until the Option has been exercised and the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

A-9

8.7. Delivery of Stock Certificates
Subject to Section 3.5, promptly after the exercise of an Option by a Participant and the payment in full of the Option Price, such Participant shall be entitled to the issuance of a stock certificate which evidences, or electronic notice of a book entry which records, his or her ownership of the Shares subject to the Option.
8.8. Limitations on Incentive Stock Options
An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such stockholder approval is obtained.
9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)
9.1. Right to Payment
A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.
9.2. Other Terms
The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms of any SAR.
9.3. Term of SARs
The term of a SAR granted under the Plan shall be determined by the Board; provided, however, that such term shall not exceed 10 years.
9.4. Payment of SAR Amount
Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company (in cash or Shares, as set forth in the Award Agreement) in an amount determined by multiplying:
(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by
(ii)	the number of Shares with respect to which the SAR is exercised.

A-10

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS (RSUs)
10.1. Restrictions (applicable to Restricted Stock and RSUs)
At the time of grant, the Board may establish a period of time (a “Service Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Service Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Service Period or prior to the satisfaction of any other applicable restrictions.
10.2. Delivery of Shares (applicable to Restricted Stock and RSUs)
Subject to Section 3.5, upon the expiration or termination of any Service Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.
10.3. Rights of Holders of Restricted Stock (applicable to Restricted Stock, not RSUs)
Unless otherwise provided in the applicable Award Agreement, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights; provided, however, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.
10.4. Purchase of Restricted Stock (applicable to Restricted Stock, not RSUs)
The Participant shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past services rendered.
10.5. Restricted Stock Certificates (applicable to Restricted Stock, not RSUs)
Subject to Section 3.5, the Company shall issue, in the name of each Participant to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Participant, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold any stock certificates for the Participant’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates shall be delivered to the Participant; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

A-11

10.6. Rights of Holders of RSUs (applicable to RSUs, not Restricted Stock)
10.6.1. Settlement of RSUs
RSUs may be settled in cash or Shares, as set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified in Section 409A for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.
10.6.2. Voting and Dividend Rights
Unless otherwise provided in the applicable Award Agreement, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights. Dividend equivalent rights may be granted with respect to RSUs pursuant to Section 17.10.
10.6.3. Creditor’s Rights
A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms of the applicable Award Agreement.
11. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
11.1. General Rule
Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.
11.2. Surrender of Shares
To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.
11.3. Cashless Exercise
With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.
11.4. Other Forms of Payment
To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Participant.
12. TERMS AND CONDITIONS OF PERFORMANCE AWARDS
12.1. Performance Conditions
The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such

A-12

business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 in the case of Performance-Based Compensation.
12.2. Performance Awards Granted to Designated Covered Employees
If and to the extent that the Board determines that a Performance Award to be granted to a Participant who is designated by the Board as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Board may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.
12.2.1. Performance Goals Generally
The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
12.2.2. Business Criteria
One or more of the following business criteria for the Company, on a consolidated basis, or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Board in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures; (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer satisfaction; (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) regulatory body approval for commercialization of a product; (xxii) implementation or completion of critical projects; or (xxiii) any other business criteria established by the Board; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

A-13

12.2.3. Timing for Establishing Performance Goals
Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.
12.2.4. Settlement of Performance Awards; Other Terms
Settlement of Performance Awards may be in cash, Shares, other Awards or other property. The Board may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.
12.3. Written Determinations
All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Board may delegate any responsibility relating to Performance Awards.
12.4. Status of Section 12.2 Awards under Section 162(m)
It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Board, qualify as Performance-Based Compensation. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
13. OTHER SHARE-BASED AWARDS
13.1. Grant of Other Share-based Awards
Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company, including any other Company incentive compensation plan. The Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.
13.2. Terms of Other Share-based Awards
Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

A-14

14. REQUIREMENTS OF LAW
14.1. General
The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Committee may require the Participant to sign such additional documentation, make such representations and furnish such information as it may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws, rules and regulations.
14.2. Rule 16b-3
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
15. EFFECT OF CHANGES IN CAPITALIZATION
15.1. Adjustments for Changes in Capital Structure
Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to

A-15

prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares which are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.
15.2. Change in Control
15.2.1. Consequences of a Change in Control
Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Participants:
(a) Accelerated Vesting. The Board may provide in any Award Agreement, or in the event of a Change in Control may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such terms, including a Participant’s Separation from Service prior to, upon, or following such Change in Control, to such extent as determined by the Board.
(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2.1, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a Stockholder on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither

A-16

assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
(c) Cash-Out of Awards. The Board may, without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2.1(c) for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.
15.2.2. Change in Control Defined
Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:
(a) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or
(b) a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or
(c) a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or
(d) during any period of 12 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

A-17

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.
15.3. Adjustments
Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.
16. NO LIMITATIONS ON COMPANY
The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
17. TERMS APPLICABLE GENERALLY TO AWARDS
17.1. Disclaimer of Rights
No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.
17.2. Nonexclusivity of the Plan
Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right or authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.
17.3. Withholding Taxes
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Participant shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. In addition, the Board may provide one or more Participants with the right to direct the Company to withhold, from the Shares otherwise issuable upon the exercise of an Option or Stock Appreciation Right or upon the issuance of fully-vested Shares (whether pursuant to Restricted Stock, RSUs, Other Share-based Awards, or

A-18

otherwise), a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed one hundred percent (100%)) designated by the Participant; provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using not more than the applicable maximum statutory withholding rates (or such other rates as required to avoid adverse accounting treatment as determined by the Board). The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
17.4. Other Provisions; Legends
Each Award Agreement may contain such other terms not inconsistent with the Plan as may be determined by the Board. Any stock certificates for any Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company in its sole discretion may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange on which the Common Stock may then be listed and any applicable federal or state securities law, and the Company in its sole discretion may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions.
17.5. Severability
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
17.6. Governing Law
The Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts. For purposes of resolving any dispute that arises directly or indirectly in connection with the Plan, each Participant, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the Commonwealth of Massachusetts and to have agreed that any related litigation shall be conducted solely in the courts of Middlesex County, Massachusetts or the United States District Court for the District of Massachusetts, where the Plan is made and to be performed, and no other courts.
17.7. Section 409A
The Plan is intended to comply with Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Board shall have any liability to any Participant for such tax or penalty.

A-19

17.8. Separation from Service
The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.
17.9. Transferability of Awards
17.9.1. Transfers in General
Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.
17.9.2. Family Transfers
If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Participant in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.
17.10. Dividends and Dividend Equivalent Rights
If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award; provided, however, that no dividends or dividend equivalents may be paid or granted with respect to an Option or SAR or the Shares subject thereto until such Award has been exercised. The terms of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Participant may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to vesting conditions (including the achievement of performance criteria) be payable before the Award has become vested.
17.11. Data Protection
A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

A-20

17.12. Plan Construction
In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

Adopted by the Board:	March 31, 2017
Approved by the Stockholders:	June 13, 2017
Amended by the Stockholders:	June 18, 2019; June 16, 2020; June 16, 2021; June 8, 2022; June 14, 2023; June 20, 2025; June [•], 2026
Scheduled Termination Date:	June 13, 2027

A-21

Appendix B
ANIKA THERAPEUTICS, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN
(Marked to Show Proposed Amendment)
Article 1 - Purpose.
This 2021 Employee Stock Purchase Plan (the “Plan”) is intended to encourage stock ownership by all eligible employees of Anika Therapeutics, Inc., a Delaware corporation (including any successor corporation, the “Company”), and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. Except as described below in Article 2, the Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).
Article 2 - Administration of the Plan.
The Plan will be administered by the Compensation Committee of the Company's Board of Directors (the “Board”), or such other committee as determined by the Board (the “Committee”).
Notwithstanding anything to the contrary in the Plan, the Committee may establish sub-plans (which need not qualify under section 423 of the Code) and initiate separate Offering Periods (as defined in Article 5) through such sub-plans for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee's discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Article 4). The rules, guidelines and forms of such sub-plans (or the Offering Periods thereunder) may take precedence over other provisions of the Plan, with the exception of the maximum Offering Period term set forth in Article 5, the maximum payroll deduction set forth in Article 8, the limitation on the decrease to the Option Price defined and described in Article 5 and the aggregate stock limit described in Article 4, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively, notwithstanding anything to the contrary in the Plan, in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering Period to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering Period to employees resident in the United States, subject to compliance with section 423 of the Code.
The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it will be final, unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations will be applied on a uniform basis to all employees under the Plan. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

B-1

Article 3 - Eligible Employees.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, all employees of the Company or any of its participating subsidiaries who are (i) so employed on the start date of any Offering Period and (2) have continuously been employed with the Company or such participating subsidiary for at least one month prior to such start date will be eligible to participate and receive an option with respect to such Offering Period. All such eligible employees will have the same rights and privileges hereunder with respect to such Offering Period. In no event, however, may an employee be granted an option if such employee, immediately after the option is granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms “parent corporation” and “subsidiary corporation” are defined in Section 424(e) and Section 424(f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code will apply, and stock which the employee may purchase under outstanding options (including options not granted under the Plan) will be treated as stock owned by the employee. Notwithstanding the foregoing, except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, employees who are otherwise eligible employees and who are citizens or residents of a non-U.S. jurisdiction (without regard to whether such employee is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) will not be considered an eligible employee if his or her participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the Plan or an Offering Period to violate Section 423 of the Code.
Article 4 - Stock Subject to the Plan.
The stock subject to the options under the Plan will be shares of the Company's authorized but unissued common stock (the “Common Stock”), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is ~~200,000~~ 400,000 shares, subject to adjustment as provided in Article 12. If any option granted under the Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto will again be available under the Plan.
Article 5 - Offering Period and Stock Options.
Except as otherwise determined by the Committee, the first Offering Period will start on November 15, 2021 and will end on May 14, 2022, provided that if such end date is not a business day (as defined below in this Article 5), such Offering Period will end on the first business day preceding such end date.
Thereafter, except as otherwise determined by the Committee:
1. An offering period (“Offering Period”) will start on each May 15 (provided that if such start date is not a business day, such start date will be the first business day following the immediately preceding Exercise Date (as defined below in this Article 5)) and end on the following November 14 (provided that if such end date is not a business day, such end date will be the first business day preceding such end date); and
2. An Offering Period will start on each November 15 (provided that if such start date is not a business day, such start date will be the first business day following the immediately preceding Exercise Date) and end on the following May 14 (provided that if such end date is not a business day, such end date will be the first business day preceding such end date).

B-2

The end date within each Offering Period will be the day on which shares of Common Stock are purchased by participants in an Offering Period (“Exercise Date”). On the start date of each Offering Period, the Company will grant to each eligible employee who has then elected to be a participant in the Plan an option to purchase shares on the relevant Exercise Date, at the Option Price hereinafter provided for, covering a maximum of 800 shares of Common Stock (which maximum number may be amended by the Committee from time to time with respect to an Offering Period prior to the start date thereof), on condition that such employee remains an eligible employee through the Exercise Date. If a participant's accumulated payroll deductions on the end date of an Offering Period would enable the participant to purchase more than such maximum number of shares of Common Stock, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of such maximum number of shares will be promptly refunded to the participant by the Company, without interest. A participant will be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the Exercise Date. The Option Price per share for each Exercise Date within an Offering Period will be the lesser of (i) 85% of the Fair Market Value of the Common Stock on the start date of the Offering Period and (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date, in either event rounded up to the nearest cent. Prior to the start date of an Offering Period, the Committee may increase, but not decrease, the Option Price with respect to such Offering Period. The foregoing limitation on the number of shares subject to an option hereunder and the Option Price will be subject to adjustment as provided in Article 12.
Notwithstanding the foregoing, the Committee may in its discretion determine to implement Offering Periods of up to twenty-seven months. Such Offering Periods may consist of one or more Exercise Dates. Each eligible employee who elects to be a participant in such Offering Period will be granted an option, at the Option Price, to purchase shares of Common Stock on such Exercise Date(s). Each such option will cover a maximum number of shares of Common Stock for such Offering Period as determined by the Committee prior the start date of such Offering Period. In no event will an Offering Period under the Plan exceed twenty-seven months.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, unless a participant files a new authorization (as described in Article 7) or withdraws from the Plan (as described in Article 10), the deductions and purchases under the authorization a participant has on file under the Plan will continue from one Offering Period to succeeding Offering Periods as long as the Plan remains in effect and the participant continues to be an eligible employee at the start date of the relevant Offering Period.
For purposes of the Plan, the term “Fair Market Value” on any date means the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value will be the closing price of a share of Common Stock (or if no sales were reported on such date, the closing price on the last trading date) as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee and such determination will be conclusive and binding on all persons. For purposes of the Plan, the term “business day” means a day on which there is trading on such exchange or system and that is not a Saturday, Sunday or legal holiday in the State of Massachusetts.
No employee will be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Code Section 423(b) employee stock purchase plans of the Company and any parent corporations or subsidiary corporations, as “parent corporation” and “subsidiary corporation” are defined in Section 424(e) and Section 424(f) of the Code, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply, and such limitation will be administered in accordance, with Section 423(b)(8) of the Code. If a participant's accumulated

B-3

payroll deductions on any Exercise Date would otherwise enable a participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased will be promptly refunded to the participant by the Company, without interest.
Article 6 - Exercise of Option.
Each eligible employee who continues to be a participant in the Plan on an Exercise Date will be deemed to have exercised his or her option on such date and will be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 800 maximum share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on an Exercise Date, then he or she will not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, unused payroll deductions remaining in a participant's account at the end of an Offering Period, by reason of the inability to purchase a fractional share, will be carried forward to the next Offering Period.
Article 7 - Authorization for Entering the Plan.
An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization form provided by the Company (including electronically), which will include the percentage to be deducted regularly from the employee's pay, and any other terms or conditions as determined by the Committee in its sole discretion, and authorizing the purchase of stock for the employee in each Offering Period in accordance with the terms of the Plan.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, such authorization must be received by the Company (or made electronically) at least ten (10) business days before the start date of the Offering Period to which it relates and will take effect only if the employee is an eligible employee on the first business day of such Offering Period and otherwise meets the terms and conditions of the Plan.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Offering Period to succeeding Offering Periods as long as the Plan remains in effect.
The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of participants. All payroll deductions received or held by the Company may be subject to the claims of the Company's general creditors. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.

B-4

Article 8 - Maximum Amount of Payroll Deductions.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, an employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's Compensation. For this purpose, “Compensation” means, unless otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, an employee's base pay or salary from the Company or participating subsidiary, including such amounts of base pay or salary as are deferred by the employee: (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; or (ii) to a plan qualified under Section 125 of the Code. Unless otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, “Compensation” does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the preceding sentence) made on the employee's behalf by the Company or a participating subsidiary under any employee benefit or welfare plan now or hereafter established, benefit plan payments, short-term disability pay, long-term disability pay, maternity pay, military pay, tuition reimbursement and adoption assistance, and any other payments not specifically referenced in the prior sentence.
Article 9 - Change in Payroll Deductions.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, deductions may not be increased or decreased during an Offering Period.
Article 10 - Withdrawal from the Plan.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, a participant may withdraw from the Plan and such Offering Period (in whole but not in part) by giving notice (in the form provided by the Company from time to time, including electronically) at least three business days prior to the end date of such Offering Period, in which case the Company will promptly refund, without interest, the entire balance of his or her unused payroll deduction account under the Plan.
Except as otherwise determined by the Committee with respect to an Offering Period prior to the start date thereof, to re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten business days before the first day of the next Offering Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Offering Period, provided that he or she is an eligible employee on the first business day of the Offering Period and otherwise meets the terms and conditions of the Plan.
For the avoidance of doubt, any application of the maximum share limitation set forth in Article 5 hereof, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase will not constitute a withdrawal from the Plan.
Article 11 - Issuance of Stock.
Stock purchased by participants under the Plan will be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or the issuance of one or more stock certificates. Stock purchased under the Plan will be issued only in the name of the relevant participant.

B-5

Article 12 - Adjustments.
Subject to any required action by the stockholders of the Company, the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number of shares of Common Stock available for issuance under the Plan, the Option Price, the maximum number of shares that may be purchased during an Offering Period, as well as any other terms that the Committee determines require adjustment, for: (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock; (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (iii) as the Committee may determine in its discretion, any other transaction with respect to Common Stock, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment, if any, will be made by the Committee and its determination will be final, binding and conclusive. Except as the Committee determines otherwise, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will require adjustment hereunder. Notwithstanding the foregoing, any adjustments made pursuant to this paragraph will be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a “modification” (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.
Except as otherwise determined by the Committee, in the event of a Change in Control (as defined in the Company's 2017 Omnibus Incentive Plan, as amended from time to time), all outstanding options under the Plan will automatically be exercised immediately before the closing of such Change in Control as if the date of such closing is the next Exercise Date, subject to the maximum share limitation set forth in Article 5 hereof, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, and the Plan will terminate immediately thereafter.
Article 13 - No Transfer or Assignment of Employee's Rights.
An option granted under the Plan may not be transferred or assigned, except by will or the laws of descent and distribution, and will be exercised, during a participant's lifetime, only by the participant.
Article 14 - Termination of Employee's Rights.
Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan will immediately terminate, and the Company will promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment will be treated as continuing intact while the participant is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed 3 months, or if longer, so long as the participant's right to reemployment with the Company or the participating subsidiary is provided either by statute or by contract. If the period of leave exceeds 3 months and the participant's right to reemployment with the Company or the participating subsidiary is not provided either by statute or by contract, the employment relationship will be deemed to terminate on the first day immediately following such three-month period.

B-6

Article 15 - Termination and Amendments to Plan.
Unless terminated sooner as provided below, the Plan will terminate on the tenth anniversary of its approval by the Company's stockholders. The Plan may be terminated at any time by the Board but such termination will not affect options then outstanding under the Plan. The Plan will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan will terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.
The Committee or the Board may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) be made if it would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code or would require stockholder approval under the exchange listing rules applicable to the Company.
Article 16 - Limits on Sale of Stock Purchased under the Plan.
The Committee will designate a financial services firm or other agent to maintain accounts on behalf of participants who have purchased shares of Common Stock under the Plan (“Designated Broker”). Promptly following each Exercise Date, the number of shares of Common Stock purchased by each participant will be deposited into his or her account established in his or her name with the Designated Broker (“ESPP Share Account”). A participant will be free to undertake a sale of the shares of Common Stock in his or her ESPP Share Account at any time, subject to compliance with applicable laws and the Company's insider trading policy, but in the absence of such a sale, except as otherwise determined by the Committee, the shares of Common Stock must remain in the participant's ESPP Share Account at the Designated Broker until the holding period set forth in Section 423 of the Code (i.e., the later of one year from the Exercise Date and two years from the start of the Offering Period corresponding to such Exercise Date) has been satisfied. With respect to shares of Common Stock for which the holding period set forth in Section 423 of the Code have been satisfied, the participant may move those shares of Common Stock to another brokerage account of the participant's choosing.
Article 17 - Participating Subsidiaries.
The term “participating subsidiary” will mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board to participate in the Plan. The Board will have the power to make such designation before or after the Plan is approved by the stockholders. Any such currently designated participating subsidiary is listed on Annex A hereto, which may be updated by the Board from time to time.
Article 18 - Optionees Not Stockholders.
Neither the granting of an option to an employee nor the deductions from his or her pay will constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee. A participant will have no interest or voting right in shares covered by the participant's option until such shares are actually purchased on the participant's behalf in accordance with the applicable provisions of the

B-7

Plan. Except as set forth in Article 12, no adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.
Article 19 - Application of Funds.
The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.
Article 20 - Designation of Beneficiary.
Each participant may file a designation (using such form or method (including electronic forms) as the Committee may designate from time to time) of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective. Such designation of beneficiary may be changed by the participant (and the participant's spouse, if any) at any time by written notice (using such form or method (including electronic forms) as the Committee may designate from time to time). In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Committee), the Committee will deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Committee) of the participant, or if no spouse (or domestic partner) is known to the Committee, then to the issue of the participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Committee, then to the heirs at law of the participant determined in accordance with applicable law.
Article 21 - Withholding of Additional Income Taxes.
By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the Fair Market Value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the relevant Exercise Date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient

B-8

to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.
Article 22 - Governmental Regulations.
The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.
Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.
Article 23 - Governing Law.
The validity and construction of the Plan will be governed by the laws of Delaware, without giving effect to the principles of conflicts of law thereof.
Article 24 - Approval of Board and Stockholders of the Company.
The Plan was adopted by the Board on March 17, 2021 and was approved by the stockholders of the Company on June 16, 2021. The amendment to increase the number of shares of Common Stock authorized for issuance under the Plan was adopted by the Board on April 26, 2026 and approved by the stockholders of the Company on June [•], 2026.
ANNEX A DESIGNATED SUBSIDIARIES
None.

B-9

ANIKA THERAPEUTICS, INC.
ATTN: IAN MCLEOD
32 WIGGINS AVE.
BEDFORD, MA 01730

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ANIK2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions up until 11:59 P.M. Eastern Time on June 17, 2026.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93257-P50351 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANIKA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of three Class III Directors

Nominees:	For	Against	Abstain
1a. Gary P. Fischetti	☐	☐	☐
1b. John B. Henneman, III	☐	☐	☐
1c. Stephen D. Griffin	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Ratification of Deloitte & Touche LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. Advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐
4. Approval of the Amendment to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.	☐	☐	☐
5. Approval of the Amendment of the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V93258-P50351

ANIKA THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 18, 2026, 8:30 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement furnished herewith, revoking all prior proxies, hereby appoints Mr. Stephen D. Griffin, and Ian W. McLeod, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the 2026 Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held live via webcast at www.virtualshareholdermeeting.com/ANIK2026 on Thursday, June 18, 2026, at 8:30 a.m., Eastern Time, and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side. Any proxy may be revoked by a stockholder by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company before the taking of the vote at the 2026 Annual Meeting, by properly casting a new vote via the Internet or Telephone at any time before the closure of the Internet or Telephone facilities. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of each of the directors, and "FOR" items 2, 3, 4 and 5, in each case, in accordance with the Board of Directors' recommendations, and voted in accordance with the discretion of the persons named as proxies on any other matters that may properly come before the Annual Meeting.

Continued and to be signed on reverse side